FTI BOND FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for March 22, 2002 at 11:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

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                                  FTI BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of FTI Bond Fund ("FTI Fund," or the "Fund"), which is a series of FTI Funds ("FTI Trust"). The Meeting is scheduled for March 22, 2002 at 11:00 a.m. Eastern time at 600 Fifth Avenue, New York, NY 10020. The accompanying materials describe an important proposal that may affect the future of FTI Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of FTI Fund being exchanged for those of a fund called Franklin Total Return Fund ("Franklin Fund"), a series of the Franklin Investors Securities Trust ("Franklin Trust"). If the shareholders of your Fund approve the proposal, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. You will no longer be a shareholder of FTI Fund, and you will instead be a shareholder of Franklin Fund. FTI Fund will no longer exist after the reorganization is completed. You will be able to buy shares of Franklin Fund without a sales charge.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because of: a) the compatibility of the investment policies of FTI Fund and Franklin Fund; b) Franklin Fund's lower fees and expenses; and c) Franklin Fund's historically better performance. Also, the greater asset size of the combined Funds is expected to benefit the shareholders of FTI Fund through economies of scale which may continue to result in lower annual expense ratios and a more stable base for asset management. FTI Fund shareholders may also benefit from the ability to exchange their shares of Franklin Fund for other Franklin Templeton Funds. Franklin Advisers, Inc. ("Advisers") manages Franklin Fund. Fiduciary International, Inc. ("Fiduciary International") manages FTI Fund. Franklin Fund has investment goals and investment policies that are similar to those of FTI Fund.

   Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

[ ] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

[ ] Sign and return your card promptly.

[ ] You may also vote by telephone or over the Internet.

[ ] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                                      Sincerely,



                                                      Gregory E. Johnson
                                                      President

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                                  FTI BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 22, 2002

To the Shareholders of FTI Bond Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting ("Meeting") of FTI Bond Fund ("FTI Fund"), a series of FTI Funds ("FTI Trust"), will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Meeting is being called for the following purposes:

      1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Trust on behalf of FTI Fund and Franklin Investors Securities Trust ("Franklin Trust") on behalf of Franklin Total Return Fund ("Franklin Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund,
(ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Franklin Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      The Plan in the attached Prospectus/Proxy Statement describes the transaction more completely. A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,



                                          Murray L. Simpson
                                          Secretary
San Mateo, California
February 25, 2002

YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FTI TRUST AT ANY TIME THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS



COVER PAGE                                                              Cover

SUMMARY                                                                   2
      What proposal am I voting on?                                       2
      How will the shareholder voting be handled?                         3

COMPARISONS OF SOME IMPORTANT FEATURES                                    3
      How do the investment goals and policies of the Funds compare?      3
      What are the risks of an investment in the Funds?                   4
      Who manages the Funds?                                              4
      What are the fees and expenses of each of the Funds and what
      might they be after the Transaction?                                6
      How do the performance records of the Funds compare?                7
      Where can I find more financial information about the Funds?        7
      What are other key features of the Funds?                           7

REASONS FOR THE TRANSACTION                                               9

INFORMATION ABOUT THE TRANSACTION                                        10
      How will the Transaction be carried out?                           10
      Who will pay the expenses of the Transaction?                      11
      What are the tax consequences of the Transaction?                  11
      What should I know about the shares of Franklin Fund?              12
      What are the capitalizations of the Funds and what might the
      capitalization be after the Transaction?                           12

COMPARISON OF INVESTMENT GOALS AND POLICIES                              13
      Are there any significant differences between the investment
      goals and strategies of the Funds?                                 13
      How do the fundamental investment restrictions of
      the Funds differ?                                                  14
      What are the risk factors associated with investments in
      the Funds?                                                         15

      TABLE OF CONTENTS (CONTINUED)
                                                                        PAGE
VOTING INFORMATION                                                       16

      How many votes are necessary to approve the Plan?                  16
      How do I ensure my vote is accurately recorded?                    17
      Can I revoke my proxy?                                             17
      What other matters will be voted upon at the Meeting?              17
      Who is entitled to vote?                                           17
      What other solicitations will be made?                             17
      Are there dissenters' rights?                                      18

INFORMATION ABOUT FRANKLIN FUND                                          18

INFORMATION ABOUT FTI FUND                                               18

PRINCIPAL HOLDERS OF SHARES                                              19

GLOSSARY - USEFUL TERMS AND DEFINITIONS                                  20

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT                               21

 EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FTI FUNDS ON
             BEHALF OF FTI BOND FUND AND FRANKLIN INVESTORS SECURITIES
             TRUST ON BEHALF OF FRANKLIN TOTAL RETURN FUND               A-1

 EXHIBIT B - PROSPECTUS OF FRANKLIN TOTAL RETURN FUND - ADVISOR CLASS
             DATED  MARCH 1, 2002, (ENCLOSED)

 EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN TOTAL RETURN
             FUND DATED OCTOBER 31, 2001 (ENCLOSED)


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                         PROSPECTUS AND PROXY STATEMENT
                             DATED FEBRUARY 25, 2002
                          ACQUISITION OF THE ASSETS OF
                                  FTI BOND FUND
                             (A SERIES OF FTI FUNDS)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

                        BY AND IN EXCHANGE FOR SHARES OF
                           FRANKLIN TOTAL RETURN FUND
              (A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST)
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

   This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of FTI Bond Fund ("FTI Fund," or the "Fund"), which is a series of the FTI Funds ("FTI Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of FTI Fund vote to approve the Plan, substantially all of the assets of FTI Fund will be acquired by, and in exchange for, shares of Franklin Total Return Fund ("Franklin Fund"), a series of Franklin Investors Securities Trust ("Franklin Trust").

   The Meeting will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Board of Trustees of FTI Trust on behalf of FTI Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 28, 2002.

   If FTI Fund shareholders vote to approve the Plan, you will receive shares of Franklin Fund equal in value to your investment in FTI Fund. FTI Fund will then be liquidated and dissolved.

   Both FTI Fund and Franklin Fund invest primarily in debt securities. The investment goals of FTI Fund and Franklin Fund are similar, but not identical. Franklin Fund's investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term. FTI Fund's investment goal is total return with emphasis on income. Fiduciary International, Inc. ("Fiduciary International") serves as investment adviser to FTI Fund. Franklin Advisers, Inc. ("Advisers") serves as investment adviser to Franklin Fund.

   This Prospectus/Proxy Statement gives the information about the proposed reorganization and Franklin Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Franklin Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

[ ] The Prospectus of Franklin Fund - Advisor Class dated March 1, 2002,
   (the "Franklin Fund Advisor Class Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

[ ] The Annual Report to Shareholders of Franklin Fund dated October 31, 2001, which contains financial and performance information for Franklin Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

[ ] A Statement of Additional Information dated February 25, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund or FTI TrusT at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Franklin Fund Advisor Class Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Franklin Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on January 16, 2002, the Board of Trustees of FTI Trust on behalf of FTI Fund considered a proposal to merge FTI Fund into Franklin Fund, approved the Plan and voted to recommend that shareholders of FTI Fund vote to approve the Plan. If shareholders of FTI Fund vote to approve the Plan, it will result in the transfer of substantially all of FTI Fund's assets to Franklin Fund, in exchange for shares of Franklin Fund of equal value. The shares of Franklin Fund will then be distributed to FTI Fund shareholders and FTI Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of FTI Fund and will become a shareholder of Franklin Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your shares of FTI Fund will be exchanged for shares of Franklin Fund of equal value.

      Advisers manages Franklin Fund. It has an investment goal and policies that are similar, but not identical, to those of FTI Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of FTI Trust, on behalf of FTI Fund, has determined that the Transaction is in the best interests of the shareholders of FTI Fund. The Board of Trustees of both FTI Trust and Franklin Trust also concluded that no dilution in value would result to the shareholders of FTI Fund or Franklin Fund as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares at the close of business on February 15, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. Approval of the Transaction requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Affirmative Majority Vote").

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

    You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

    Both FTI Fund and Franklin Fund invest primarily in debt securities. FTI Fund and Franklin Fund's investment goals are similar, but not identical. The investment goal of Franklin Fund is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term. FTI Fund's investment goal is total return with emphasis on income. Although both FTI Fund and Franklin Fund (the "Funds") focus on investments in investment grade debt securities, there are differences in the strategies pursued by each Fund.

    The main differences between the strategies of FTI Fund and Franklin Fund are: (i) FTI Fund normally invests at least 80% of its assets in investment grade fixed income securities, while Franklin Fund invests at least 85% of its assets in investment grade debt securities and financial futures contacts (or options on such contracts) on U.S. Treasury Securities; (ii) FTI Fund can invest up to 30% of its assets in foreign securities, while Franklin Fund limits its foreign investments to 10% of total assets and (iii) FTI Fund may invest up to 20% of its assets in securities rated below investment grade but no lower than B, while Franklin Fund may invest only up to 15% of its total assets in non-investment grade securities rated no lower than B.

    For more information about the investment goals and policies of FTI Fund and Franklin Fund, please see the section "Comparison of Investment Goals and Policies."


WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Franklin Fund and FTI Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in fixed-income securities.

      The risks associated with an investment in each Fund are similar and include interest rate, income, credit, mortgage securities and foreign securities. Franklin Fund may invest up to 10% of its total assets in foreign securities. FTI Fund may invest up to 30% of its assets in securities of foreign issuers, provided that they are denominated in U.S. dollars.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of FTI Trust (in the case of FTI Fund) and the Board of Trustees of Franklin Trust (in the case of Franklin Fund). Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Franklin Trust was organized as a Massachusetts business trust on December 22, 1986 and is registered with the SEC. FTI Trust was organized as a Massachusetts business trust on October 18, 1995 and also is registered with the SEC.

    Fiduciary International is the investment manager of FTI Fund. Advisers manages the assets for Franklin Fund. Fiduciary International is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources") and Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Fiduciary International, Advisers and their respective affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 162 U.S.-based funds or series. They have over $264 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.



The team responsible for Franklin Fund's day-to day management is:

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS Mr. Bayston has been a manager of Franklin Fund since 1991. He joined Franklin Templeton Investments in 1991.

CHRISTOPHER J. MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS Mr. Molumphy has been a manager of Franklin Fund since its inception. He joined Franklin Templeton Investments in 1988.

DAVID YUEN CFA, SENIOR VICE PRESIDENT OF ADVISERS Mr. Yuen has been a manager of Franklin Fund since 2000. He joined Franklin Templeton Investments in 2000.

The team responsible for FTI Fund's day-to day management is:

MICHAEL ROHWETTER, SENIOR VICE PRESIDENT OF FIDUCIARY TRUST COMPANY INTERNATIONAL Mr. Rohwetter has been a manager of FTI Fund since its inception. He joined Fiduciary Trust Company International in 1983.

MICHAEL MATERASSO, EXECUTIVE VICE PRESIDENT OF FIDUCIARY TRUST COMPANY INTERNATIONAL Mr. Materasso has been a manager of FTI Fund since its inception. He joined Fiduciary Trust Company International in 1988.

    Franklin Fund has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:


ANNUAL RATE       NET ASSETS
---------------------------------------------------------------
0.425%            First $500 million
0.325%            Over $500 million-1.0 billion
0.280%            Over $1.0-1.5 billion
0.235%            Over $1.5-6.5 billion
0.215%            Over $6.5-11.5 billion
0.200%            Over $11.5-16.5 billion
0.190%            Over $16.5-19.0 billion
0.180%            Over $19.0-21.5 billion
0.170%            Over $21.5 billion

    FTI Fund has a management agreement with Fiduciary International under which Fiduciary International receives a management fee based on the schedule below:


ANNUAL RATE       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
0.500%            All assets

 Franklin Fund also pays a separate administration fee to FT Services equal to:

ANNUAL RATE       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
0.200%            All assets

    Each class of Franklin Fund pays its proportionate share of the management and administration fee.

    FTI Trust pays a separate administration fee to FT Services equal to:


ANNUAL RATE       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
0.200%            All assets

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

      The table below describes the fees and expenses of the Funds for the 12-month period ended October 31, 2001.

                                  FEE TABLE FOR
                           FTI FUND AND FRANKLIN FUND

                                     ACTUAL+                  PROJECTED++
                                    ----------------------------------------

                                              FRANKLIN        FRANKLIN FUND-
                                                FUND-         ADVISOR CLASS
                                     FTI      ADVISOR             AFTER
                                     FUND     CLASS           TRANSACTION
                                    ----------------------------------------

SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 (as a percentage of Offering Price)  None       None           None
   Paid at time of purchase           None       None           None
   Paid at time of redemption         None       None           None
 Exchange Fee (per transaction)       None       None           None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                      0.50%       0.43%/3      0.43%
 Distribution and service (12b-1)     None/1      None          None
 Fees
 Other Expenses                       0.30%/2     0.35%        0.31%
                                     ----------------------------------------
  Total Annual Fund Operating
  Expenses                            0.80%/2     0.78%/3      0.74%
                                     ----------------------------------------
 Management Fee Reduction             0.00%      -0.04%/3     -0.02%
                                     ----------------------------------------
 Net Annual Fund Operating Expenses   0.80%/2     0.74%/3      0.72%
                                     ----------------------------------------
+ Information for FTI Fund is provided for the 12 month period ended October 31, 2001. Information for Franklin Fund is provided for its fiscal year ended October 31, 2001.
++ Projected expenses based on current and anticipated Franklin Fund expenses.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. FTI Fund did not pay or accrue the distribution and service (12b-1) fee during the fiscal year ended November 30, 2001. FTI Fund has no present intention of paying or accruing the distribution and service (12b-1) fee during the fiscal year ending November 30, 2002.
2. For the period ended October 31, 2001, FTI Fund's manager agreed to assume as its own certain operating expenses otherwise payable by the Fund. With this reduction, other expenses of the Fund equaled 0.25% and total operating expenses of the Fund equaled 0.75%.
3. For the period ended October 31, 2001, Franklin Fund's manager and administrator agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. The manager, also, agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With this reduction, management fees were 0.14%, and net annual Fund operating expenses were 0.25%. For the fiscal year ending October 31, 2002, the manager and administrator have agreed to assume as their own expenses certain expenses otherwise payable by the Fund. With this reduction, management fees and total annual Fund operating expenses will be 0.43%.

EXAMPLE

      This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

[ ] You invest $10,000 for the periods shown;
[ ] Your investment has a 5% return each year;
[ ] The Fund's operating expenses remain the same; and
[ ] You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                ------       -------      -------      --------
FTI Fund                          $82          $255         $444         $990
Franklin Fund - Advisor Class     $76          $237         $411         $918
Projected Franklin Fund - Advisor
Class (after                      $74          $230         $401         $894
transaction)

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

The performance of the Funds as of December 31, 2001, is shown below:

      AVERAGE ANNUAL TOTAL RETURNS

                        INCEPTION                                      SINCE
                          DATE      1 YEAR    2 YEARS    3 YEARS   INCEPTION/1
                        ------------------------------------------------------
FTI Fund               12/11/98         4.40%     7.46%      4.81%       4.80%
Franklin-Fund
Advisor Class            8/3/98         7.10%     8.93%      5.61%       6.41%
                        ------------------------------------------------------

1. The average annual total returns listed are based on the inception dates for FTI Fund and Franklin Fund, respectively. These dates are different, as noted in the table.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Franklin Fund Advisor Class Prospectus (enclosed as Exhibit B) as well as the current Annual Report to Shareholders (enclosed as Exhibit C) contain additional financial information about Franklin Fund. The Annual Report to Shareholders of Franklin Fund also has discussions of Franklin Fund's performance during the fiscal year ended October 31, 2001.

      The FTI Fund Prospectus, as well as the Annual Report to Shareholders for FTI Fund, contain more financial information about FTI Fund. These documents are available free of charge upon request (see the section "Information About FTI Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Franklin Fund. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of FTI Fund.

The Funds use the same service providers for the following services:

      TRANSFER AGENCY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for FTI Fund and Franklin Fund.

      ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Franklin Fund and FTI Fund under the same terms and conditions.

      DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      DISTRIBUTION AND SERVICE (12B-1) FEES. Advisor Class of Franklin Fund has not adopted a Rule 12b-1 plan. FTI Trust has adopted a Rule 12b-1 plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of FTI Fund shares. FTI Trust has no present intention to activate the Rule 12b-1 plan and Distributors has no present intention to collect any fees pursuant to the Plan. If FTI Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of FTI Fund as a distribution fee to Distributors. Because 12b-1 fees would be paid out of FTI Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

      For more information regarding Franklin Fund's distribution expenses, please see "The Underwriter" in its current SAI dated March 1, 2002.

    PURCHASES AND REDEMPTIONS. FTI Fund and Advisor Class shares of Franklin Fund do not impose sales charges, but restrict purchases to certain qualified investors.

    You may sell (redeem) your shares at any time. Shares of Franklin Fund also may be exchanged at NAV for shares of many of the other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of Franklin Fund and FTI Fund may be redeemed at NAV.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Franklin Fund and FTI Fund are outlined in the Franklin Fund Advisor Class Prospectus under the heading "Your Account," and FTI Trust Prospectus beginning with the section "How to Purchase Shares," respectively. The accompanying Franklin Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

    DIVIDENDS AND DISTRIBUTIONS. Franklin Fund typically declares income dividends each day that its NAV is calculated and pays them monthly. FTI Fund also declares any dividends daily and pays them monthly to shareholders. Each Fund pays capital gains, if any, at least annually to its shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions. Neither FTI Fund nor Franklin Fund pays "interest" or guarantees any amount of dividends or return on an investment in its shares.

    The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Franklin Fund, see the attached Franklin Fund Prospectus under the heading "Distributions and Taxes." For more information about the tax implications of investments in FTI Fund, see the FTI Fund Prospectus under the heading "Account and Share Information-Tax Information."

                           REASONS FOR THE TRANSACTION

      The Board of Trustees of FTI Trust ("FTI Board") on behalf of FTI Fund has recommended the acquisition of substantially all of the assets of FTI Fund by Franklin Fund in exchange for shares of Franklin Fund and the distribution of such shares to the shareholders of FTI Fund in complete liquidation and dissolution of FTI Fund (the "Transaction") in order to combine FTI Fund with a fund that has similar goals and investment policies.

      Meetings of the FTI Board were held on September 12, 2001, November 14, 2001, and January 16, 2002 to consider the proposed Transaction. In addition, the independent Trustees held a separate meeting to consider this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the Fund.

      The FTI Board requested and received from Advisers written materials containing relevant information about Franklin Fund and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The FTI Board considered the potential benefits and costs of the Transaction to shareholders of FTI Fund. The FTI Board reviewed detailed information about: (1) the investment objectives and policies of Franklin Fund,
(2) the portfolio management of Franklin Fund, (3) the financial and organizational strength of Advisers, (4) the comparability of the investment goals, policies, restrictions and investments of FTI Fund with those of Franklin Fund (each Fund emphasizes total return primarily through investments in debt securities and other Franklin Templeton Funds were not comparable to the investment objectives of Franklin Fund), (5) the comparative short-term and long-term investment performance of Franklin Fund and FTI Fund, (6) the current expense ratios of Franklin Fund and FTI Fund, (7) the expenses related to the transactions, (8) the tax consequences of the Transaction, and (9) the general characteristics of investors in FTI Fund.

      The FTI Board also considered that: (a) the investment advisory fee for Franklin Fund was significantly lower than such fee for FTI Fund; (b) the expenses for shareholders in the combined fund will be significantly lower even taking into account waivers of fees and assumption of expenses by Fiduciary International; (c) Franklin Fund had significantly better performance over the most recent one, two, and three-year periods; (d) based on FTI Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale in reducing its expense ratio (absent waivers of fees and assumption of expenses by Fiduciary International);
(e) FTI Fund shareholders would have the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton Funds; (f) FTI Fund shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton Funds without a sales charge; and (g) Franklin Fund offers more frequent shareholder reporting.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all of the Trustees who are not interested persons of FTI Fund, concluded that the Transaction is in the best interests of the shareholders of FTI Fund and that no dilution of value would result to the shareholders of FTI Fund from the Transaction. It approved the Plan on January 16, 2002 and recommended that shareholders of FTI Fund vote to approve the Transaction.

      The Board of Trustees of Franklin Trust, on behalf of Franklin Fund, also concluded that the Transaction is in the best interests of the shareholders of Franklin Fund and that no dilution of value would result to the shareholders of Franklin Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of FTI Fund approve the Plan, the Transaction will take place after various conditions are satisfied by FTI Trust, on behalf of FTI Fund, and by Franklin Trust, on behalf of Franklin Fund, including the preparation of certain documents. FTI Trust and Franklin Trust will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of FTI Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of FTI Fund approve the Plan at the Meeting, shares of FTI Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of FTI Fund approve the Plan, FTI Fund will transfer substantially all of its assets on the closing date, which is scheduled for March 27, 2002 or such other later date as FTI Trust and Franklin Trust may agree, to Franklin Fund. In exchange, Franklin Trust will issue shares of Franklin Fund that have a value equal to the dollar value of the assets delivered to Franklin Fund. FTI Trust will distribute the Franklin Fund shares it receives to the shareholders of FTI Fund. Each shareholder of FTI Fund will receive a number of Franklin Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of FTI Fund. The stock transfer books of FTI Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. FTI Fund will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of Franklin Fund. As soon as is reasonably practicable after the transfer of its assets, FTI Fund will pay or make provision for payment of all its liabilities. FTI Fund will then terminate its existence as a separate series of FTI Trust.

      To the extent permitted by law, FTI Trust and Franklin Trust may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of FTI Trust and Franklin Trust has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of FTI Trust and Franklin Trust under the Plan with respect to FTI Fund or Franklin Fund are subject to various conditions, including:

[ ] Franklin Trust's Registration Statement on Form N-14 under the Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[ ]      the shareholders of FTI Fund shall have approved the Transaction;

[ ] FTI Trust and Franklin Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for FTI Fund, Franklin Fund or their shareholders; and

[ ] the issuance of an order from the SEC, for which an application has been filed with the SEC and the parties believe will be issued, that the Transaction is exempt from Section 17(a) of the 1940 Act, which prohibits an affiliated person of a mutual fund, or any affiliated person of such person acting as principal, knowingly to sell any security or other property to the mutual fund or to purchase from the mutual fund any security or other property.

         If FTI Trust and Franklin Trust agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of FTI Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the costs of filing an exemptive order application with the SEC and the proxy solicitation, are estimated to be $37,020, of which FTI Fund, Franklin Fund, Fiduciary International and Advisers each will pay $9,201.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Fund, that shareholders of FTI Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of FTI Fund for shares of Franklin Fund and that neither Franklin Fund nor its shareholders will recognize any gain or loss upon Franklin Fund's receipt of the assets of FTI Fund.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF FRANKLIN FUND?

      Advisor Class Shares of Franklin Fund will be distributed to shareholders of FTI Fund and generally will have the same legal characteristics as the shares of FTI Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Franklin Fund is a series of Franklin Trust and FTI Fund is a series of FTI Trust. FTI Trust is organized as a Massachusetts business trust. Franklin Trust also is organized as a Massachusetts business trust. Former shareholders of FTI Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Franklin Fund until FTI Fund certificates have been returned.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of December 31, 2001, the capitalization of FTI Fund and Franklin Fund. The table also shows the projected capitalization of Franklin Fund as adjusted to give effect to the proposed Transaction. The capitalization of Franklin Fund and its classes is likely to be different when the Transaction is consummated.

                                                                    FRANKLIN
                                  FTI                          FUND - PROJECTED
                                 FUND        FRANKLIN FUND    AFTER TRANSACTION
                               (UNAUDITED)    (UNAUDITED)        (UNAUDITED)
                              --------------------------------------------------
NET ASSETS
Class A                                     $ 71,033,436.50    $  71,033,436.50
FTI Fund Class/
Franklin Fund-Advisor
Class*                     $ 124,472,528.80 $ 22,856,079.42    $ 147,328,608.22
NET ASSET VALUE PER SHARE
Class A                                              $ 9.70              $ 9.70
FTI Fund Class/
Franklin Fund-Advisor Class*          $9.55          $ 9.71              $ 9.71
SHARES OUTSTANDING
Class A                                       7,324,641.459       7,324,641.459
FTI Fund Class/
Franklin Fund-Advisor Class*  13,031,168.93   2,353,663.830      15,172,667.826

*FTI Fund only offers one class of shares. Franklin Fund has five classes of shares, including Advisor Class. As of December 31, 2001, Franklin Fund offered two classes of shares.

                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment policies of FTI Fund and Franklin Fund, and certain noteworthy differences between the investment goals and policies of these Funds. For a complete description of Franklin Fund's investment policies and risks, you should read the Franklin Fund Advisor Class Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

      There are several important differences between the Funds.

      The investment goal of Franklin Fund is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term. FTI Fund's investment goal is total return with emphasis on income. Although each of these Funds focuses on investments of investment grade debt securities, there are differences in the strategies pursued by Franklin Fund and FTI Fund.

      Franklin Fund seeks to achieve its investment goal by investing at least 85% of its assets in investment grade debt securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. Franklin Fund focuses on government and corporate debt securities, fixed and adjustable-rate mortgage securities and asset-backed securities. Franklin Fund generally invests in investment grade securities or in unrated securities Advisers determines to be of comparable quality. The Fund may invest up to 15% of total assets in non-investment grade debt securities, but will not invest in securities rated lower than B by S&P or Moody's. In choosing investments, Advisers selects securities in various market sectors based on its assessment of changing economic, market, industry and issuer conditions. Advisers evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation. The Fund currently intends to limit its investments in foreign securities to 10% or less of its total assets.

      FTI Fund seeks to achieve its investment goal by investing in fixed income securities (including corporate, government and mortgage-backed securities) so that at least 80% of its assets are invested in investment grade securities or unrated securities deemed by Fiduciary International to be of comparable quality to investment grade securities. In selecting securities for FTI Fund, Fiduciary International evaluates the impact of economic and political trends and market risks. Up to 30% of FTI Fund's assets may be invested in securities of foreign issuers, provided that the securities are denominated in U.S. dollars. In order to control risks, Fiduciary International manages domestic bond and foreign markets as distinct asset classes. No more than 20% of FTI Fund's assets may be invested in securities rated as low as B.

      The main differences between the strategies of FTI Fund and Franklin Fund are: (i) FTI Fund normally invests at least 80% of its assets in investment grade fixed income securities, while Franklin Fund invests at least 85% of its assets in investment grade debt securities and financial futures contacts (or options on such contracts) on U.S. Treasury Securities; (ii) FTI Fund can invest up to 30% of its assets in foreign securities, while Franklin Fund limits its foreign investments to 10% of total assets and (iii) FTI Fund may invest up to 20% of its assets in securities rated below investment grade but no lower than B, while Franklin Fund may invest only up to 15% of its total assets in non-investment grade debt securities rated no lower than B.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed by FTI Fund or Franklin Fund without the approval of an Affirmative Majority Vote of the applicable Fund's shareholders. Set forth below is a description of the differences between the Funds' fundamental investment policies or restrictions.

      BORROWING FTI Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff and any exemptive order or similar relief granted to FTI Fund (collectively, the "1940 Act Laws, Interpretations and Exemptions"). FTI Fund has a non-fundamental policy (which means it may be changed by the Board of Trustees without the approval of shareholders) that restricts the Fund from borrowing money in excess of 5% of the value of its net assets.

      Franklin Fund is restricted from borrowing money, except that it may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed).

      SENIOR SECURITIES FTI Fund may issue senior securities to the maximum extent permitted by the 1940 Act Laws, Interpretations and Exemptions. FTI Fund has a non-fundamental policy that restricts short sales of securities.

      Franklin Fund is restricted from issuing securities senior to its presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit Franklin Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

      COMMODITIES Neither Fund may purchase or sell physical commodities, except FTI Fund may purchase securities of companies that deal in commodities, financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash. Franklin Fund may purchase and sell currencies, and may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

      REAL ESTATE The Funds may not purchase or sell real estate, provided that this restriction does not prevent FTI Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. FTI Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      Franklin Fund only may purchase or sell securities of real estate investment trusts.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      INTEREST RATE Each Fund focuses on investments in debt securities. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. However, market factors, such as the demand for particular debt securities, may cause the price of certain debt securities to fall while the prices of other securities rise or remain unchanged.

      In general, securities with longer maturities are more sensitive to these price changes. Increases in interest rates may also have a negative affect on the types of companies in which either Fund invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

      INCOME Since each Fund can only distribute what it earns, a Fund's distributions to shareholders may decline when interest rates fall.

      CREDIT An issuer of a security, or the borrower on the underlying mortgage or debt obligation, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

      LOWER-RATED SECURITIES. Each Fund may invest in lower-rated securities. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

      Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and a Fund could lose its entire investment.

      The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

      High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit either Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

      MORTGAGE SECURITIES Each Fund may invest in securities backed by mortgages. Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To FTI Fund or Franklin Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium a Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

      Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and a Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

      ASSET-BACKED SECURITIES Franklin Fund may invest in asset-based securities. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

      FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

      DERIVATIVE SECURITIES Franklin Fund may invest in financial futures contracts, or options on such contracts, on U.S. Treasury securities. Futures and options contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. Franklin Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      An Affirmative Majority Vote of the shareholders entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares held at the close of business on February 15, 2002 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and FTI Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

       o By mail, with the enclosed proxy card.

       o In person at the Meeting.

       o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to FTI Trust expressly revoking your proxy, by signing and forwarding to FTI Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of FTI Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.


WHO IS ENTITLED TO VOTE?

      Shareholders of record of FTI Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 13,096,581.643 outstanding shares of FTI Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      FTI Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. FTI Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by FTI Fund, one-quarter by Franklin Fund, one-quarter by Fiduciary International, and one-quarter by Advisers.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of FTI Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Franklin Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                         INFORMATION ABOUT FRANKLIN FUND

      Information about Franklin Fund is included in the Franklin Fund Advisor Class Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Franklin Fund is included in its Advisor Class SAI dated March 1, 2001, which is incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. The Franklin Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001, is attached to and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

      Franklin Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

                             INFORMATION ABOUT FTI FUND

      Information about FTI Fund is included in the current FTI Fund Prospectus, as well as the FTI Fund SAI dated March 31, 2002, and in FTI Trust's Annual Report to Shareholders dated November 30, 2001. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to FTI Fund by calling 1-800/DIAL BEN(R) or by writing to FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of FTI Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of FTI Fund. In addition, as of the Record Date, the officers and trustees of Franklin Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Franklin Fund - Advisor Class and less than 1% of the outstanding voting shares of Franklin Fund's other classes. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person of record owned 5% or more of the outstanding shares of any class of Franklin Fund or FTI Fund.


NAME AND ADDRESS                                                PERCENTAGE (%)
-------------------------------------------------------------------------------
FTI FUND
Ellard & Co                                                         89.97
c/o Fiduciary Trust Co Int'l
P.O. Box 3199
Church St. Station
New York, NY 10008-3199

Bank of New York CUST                                                8.03%
Josiah Macy Jr. FDN
1 Wall St., 12th Floor
New York NY 10005-2500



NAME AND ADDRESS                             SHARE CLASS        PERCENTAGE (%)
-------------------------------------------------------------------------------
FRANKLIN FUND
Franklin Templeton Fund                        Advisor              23.88
Allocator Conservative Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund                        Advisor              46.76
Allocator Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund                        Advisor              17.81
Allocator Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Advisers, Inc.                        Advisor              10.15
One Franklin Parkway
San Mateo, CA 94403-1906



                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the investment manager for Franklin Fund

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds

FIDUCIARY INTERNATIONAL - Fiduciary International, Inc, 600 Fifth Avenue, New York, NY 10020, the investment manager for FTI Fund

FIDUCIARY TRUST COMPANY INTERNATIONAL - Fiduciary Trust Company International, Inc., 600 Fifth Avenue, New York, NY 10020, the parent company of Fiduciary International. Fiduciary Trust Company International is a wholly owned subsidiary of Resources.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the administrator for FTI Fund and Franklin Fund

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to FTI Fund and Franklin Fund

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Advisor Class Shares of Franklin Fund are offered at the NAV.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
EXHIBIT
------------------------------------------------------------------------------

      A Agreement and Plan of Reorganization by FTI Funds on behalf of FTI Bond Fund and Franklin Investors Securities Trust on behalf of Franklin Total Return Fund (attached)

      B Prospectus of Franklin Total Return Fund - Advisor Class dated March 1, 2001, as supplemented March 28, 2001 and August 22, 2001 (enclosed)

      C     Annual Report to Shareholders of Franklin Total Return Fund dated
October 31, 2001 (enclosed)






















                                   EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 25th day of February, 2002, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI Bond Fund ("FTI Fund"), and Franklin Investors Securities Trust ("Franklin Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1986 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, Franklin Total Return Fund ("Franklin Fund").

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Franklin Trust on behalf of Franklin Fund, of substantially all of the property, assets and goodwill of FTI Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Franklin Fund - Advisor Class ("Franklin Fund Shares"); (ii) the distribution of Franklin Fund Shares to the shareholders of FTI Fund ("FTI Fund Shares"), according to their respective interests in FTI Fund in complete liquidation of FTI Fund; and (iii) the dissolution of FTI Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUND.
      --------------------------------------------------------------------

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Franklin Trust on behalf of Franklin Fund herein contained, and in consideration of the delivery by Franklin Trust of the number of Franklin Fund Shares hereinafter provided, FTI Trust on behalf of FTI Fund agrees that it will convey, transfer and deliver to Franklin Trust at the Closing all of FTI Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on FTI Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of FTI Trust shall reasonably deem to exist against FTI Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on FTI Fund's books (hereinafter "Net Assets"). Franklin Trust shall not assume any liability of FTI Fund and FTI Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. FTI Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Franklin Trust agrees at the Closing to deliver to FTI Trust the number of Franklin Fund Shares, determined by dividing the net asset value per share of the FTI Fund Shares by the net asset value per share of Franklin Fund Shares, and multiplying the result thereof by the number of outstanding FTI Fund Shares, as of 4:00 p.m. Eastern time on the Closing Date. The number of Franklin Fund Shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the FTI Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

(c) Immediately following the Closing, FTI Trust shall dissolve FTI Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Franklin Fund Shares received by FTI Fund pursuant to this
Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of FTI Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Franklin Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of FTI Fund shall be entitled to surrender the same to the transfer agent for Franklin Fund in exchange for the number of Franklin Fund Shares into which the FTI Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Franklin Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of FTI Fund shall be deemed for all Franklin Fund's purposes to evidence ownership of the number of Franklin Fund Shares into which the FTI Fund Shares (which prior to the Closing were represented thereby) have been converted.

(d) At the Closing, each shareholder of record of FTI Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of FTI Fund that such person had on such Distribution Record Date.

(e) All books and records relating to FTI Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to Franklin Trust from and after the date of this Agreement, and shall be turned over to Franklin Trust on or prior to the Closing.



2.    VALUATION.
      ---------

(a) The value of Franklin Fund Shares and FTI Fund's Net Assets to be acquired by Franklin Fund hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c)any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the Franklin Fund Shares and the value of the FTI Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Franklin Fund and FTI Fund.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Franklin Fund Shares or the value of FTI Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of the Franklin Fund Shares and the value of FTI Fund's Net Assets shall be made by the investment advisor to Franklin Fund; provided, however, that all computations of value shall be subject to review by FTI Fund.

3. CLOSING AND CLOSING DATE. The Closing Date shall be March 27, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust on behalf of FTI Fund shall have provided for delivery as of the Closing of those Net Assets of FTI Fund to be transferred to the account of Franklin Fund's custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, FTI Trust on behalf of FTI Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of FTI Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Franklin Trust on behalf of Franklin Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Franklin Fund to be delivered to the account of FTI Fund at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Fund may request, or provide evidence satisfactory to FTI Trust that such Franklin Fund Shares have been registered in an account on the books of Franklin Fund in such manner as the officers of FTI Trust on behalf of FTI Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY FRANKLIN TRUST ON BEHALF OF FRANKLIN
      -----------------------------------------------------------------------
FUND.
----

      Franklin Trust, on behalf of Franklin Fund, represents and warrants to FTI Trust that:

(a) Franklin Fund is a series of Franklin Trust, a business trust created under the laws of The Commonwealth of Massachusetts on December 22, 1986, and is validly existing under the laws of that Commonwealth. Franklin Trust is duly registered under the 1940 Act, as an open-end, management investment company and all of the Franklin Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

(b) Franklin Trust is authorized to issue an unlimited number of shares of beneficial interest of Franklin Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Franklin Fund is further divided into five classes of shares of which Franklin Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to Franklin Fund Shares. No shareholder of Franklin Trust shall have any option, warrant or preemptive right of subscription or purchase with respect to Franklin Fund Shares.

(c) The financial statements appearing in the Franklin Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to FTI Trust, and any interim unaudited financial statements, copies of which may be furnished to FTI Trust, fairly present the financial position of Franklin Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of Franklin Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Franklin Fund.

(e) Franklin Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. Franklin Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Franklin Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Franklin Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) Franklin Trust, on behalf of Franklin Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance under this Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Franklin Trust of the transactions contemplated by the Plan, except for the registration of the Franklin Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(g) Franklin Trust has elected to treat Franklin Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Franklin Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) Franklin Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) Franklin Fund does not have any unamortized or unpaid organizational fees or expenses.

(j) All information to be furnished by Franklin Trust to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(k) Franklin Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

(l) There is no intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

(m) Franklin Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of FTI Fund.

(n) Franklin Trust has no plan or intention to issue additional shares of Franklin Fund following the reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Franklin Trust have any plan or intention to redeem or otherwise reacquire any shares of Franklin Fund issued pursuant to the reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

(o) Following the Closing Date of the reorganization, Franklin Fund will actively continue FTI Fund's business in substantially the same manner that FTI Fund conducted that business immediately before the reorganization. Following the Closing Date of the reorganization, Franklin Fund will not dispose of assets acquired from FTI Fund in order to satisfy the investment objective of Franklin Fund or for any other reason, except for acquisitions and dispositions made in the ordinary course of its business as a RIC, and any proceeds from the disposition of securities will be invested in accordance with Franklin Fund's investment objective.

(p) The Form N-14 Registration Statement referred to in Section 7(g) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of Franklin Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement on the date of the Special Meeting of FTI Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF FTI FUND.
      -----------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, represents and warrants to Franklin Trust that:

(a) FTI Fund is a series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company and all of FTI Trust's FTI Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of FTI Fund, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of seven (7) series, including FTI Fund. FTI Fund has one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of FTI Fund.

(c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2001, audited by Ernst & Young LLP, copies of which have been delivered or will be delivered to Franklin Trust prior to the Closing Date, and any interim financial statements for FTI Trust which may be furnished to Franklin Trust, fairly present the financial position of FTI Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of FTI Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FTI Fund.

(e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FTI Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) FTI Trust on behalf of FTI Fund is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan. FTI Trust has furnished Franklin Trust with copies or descriptions of all material agreements or other arrangements to which FTI Fund is a party. FTI Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by FTI Fund in accordance with their terms at or prior to the Closing Date.

(g) FTI Trust has elected to treat FTI Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, FTI Fund is a "fund" as defined in Section 851(g)(2) of the Code, FTI Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) FTI Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) FTI Fund does not have any unamortized or unpaid organization fees or expenses.

(j) The Prospectus of FTI Fund, dated March 31, 2001, and the corresponding Statement of Additional Information, dated March 31, 2001, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of FTI Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to Franklin Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(k) FTI Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise Franklin Trust in writing of all FTI Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

(l) Since November 30, 2001, there has not been any material adverse change in FTI Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FTI Fund or FTI Trust of the transactions contemplated by this Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.

(n) The information to be furnished by FTI Trust or FTI Fund for use in preparing the Form N-14 Registration Statement referred to in Section 7(g) hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) There has not been nor will there be any intercorporate indebtedness existing between FTI Fund and Franklin Fund that was issued, acquired or will be settled at a discount.

(p) There is no plan or intention of FTI Fund shareholders who individually own 5% or more of shares of FTI Fund and, to the best knowledge of FTI Fund's management, there is no plan or intention of the remaining FTI Fund shareholders to sell, exchange or otherwise dispose of a number of shares of Franklin Fund received in the reorganization that would reduce the FTI Fund shareholders' ownership of Franklin Fund shares to a number of shares having a value, as of the closing date of the reorganization, of less than 50% of the value of all of the formerly outstanding FTI shares as of the same date. For purposes of this representation, FTI Fund shares exchanged for cash or other property will be treated as outstanding FTI Fund shares on the closing date of the reorganization. Moreover, FTI Fund shares and Franklin Fund shares held by FTI Fund shareholders sold, redeemed, or disposed of prior to or subsequent to the closing date of the reorganization will be considered in making this representation.

(q) Prior to the Closing Date of the reorganization, FTI Fund will not dispose of and/or acquire any assets in order to satisfy the investment objective of Franklin Fund or for any other reason, or otherwise change its historic investment policies, except for acquisitions and dispositions made in the ordinary course of its business as a RIC.

(r) As of the Closing Date, FTI Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of FTI Fund, except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

(s) Throughout the five year period ending on the Closing Date, FTI Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code ("Treasury Regulations").

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND FRANKLIN TRUST.
      --------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each represents and warrants to the other that:

(a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of Franklin Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus relating to FTI Fund, in the case of FTI Trust, and Franklin Fund, in the case of Franklin Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Franklin Trust nor FTI Trust are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Franklin Fund's or FTI Fund's business or their ability to consummate the transactions herein contemplated.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Board of Trustees, and this Plan, subject to the approval of FTI Fund's shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(f) It anticipates that consummation of this Plan will not cause FTI Fund, in the case of FTI Trust, and Franklin Fund, in the case of Franklin Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

7.    COVENANTS OF FTI TRUST AND FRANKLIN TRUST.
      -----------------------------------------

(a) FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

(b) FTI Trust, on behalf of FTI Fund, undertakes that it will not acquire Franklin Fund Shares for the purpose of making distributions thereof to anyone other than FTI Fund's shareholders.

(c) FTI Trust, on behalf of FTI Fund, undertakes that, if this Plan is consummated, it will liquidate and dissolve FTI Fund.

(d) FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

(e) At the Closing, FTI Trust, on behalf of FTI Fund, will provide Franklin Fund a copy of the shareholder ledger accounts, certified by FTI Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of FTI Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Franklin Fund as a result of the transfer of assets that is the subject of this Plan.

(f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Meeting of FTI Fund's shareholders to consider and vote upon this Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees to mail to each shareholder of record of FTI Fund entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Franklin Trust will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Franklin Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Subject to the provisions of this Plan, Franklin Trust and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

(i) FTI Trust shall furnish to Franklin Trust on the Closing Date a Statement of Assets and Liabilities of FTI Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by FTI Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to Franklin Trust, in such form as is reasonably satisfactory to Franklin Trust, a statement of the earnings and profits of FTI Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Franklin Fund as a result of Section 381 of the Code, which statement shall be certified by FTI Fund's Treasurer or Assistant Treasurer. FTI Trust covenants that FTI Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

(j) FTI Trust shall deliver to Franklin Trust at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of FTI Fund transferred to Franklin Trust in accordance with the terms of this Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND FRANKLIN TRUST.
      --------------------------------------------------------------------

      The consummation of this Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of FTI Fund at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for FTI Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and
(ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of FTI Fund or Franklin Fund.

(g) That there shall be delivered to FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund an opinion, from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of FTI Trust and Franklin Trust with regard to matters of fact:

(1) The acquisition by Franklin Fund of substantially all the assets of FTI Fund as provided for herein in exchange for Franklin Fund Shares followed by the distribution by FTI Fund to its shareholders of Franklin Fund Shares in complete liquidation of FTI Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and FTI Fund and Franklin Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by FTI Fund upon the transfer of substantially all of its assets to Franklin Fund in exchange solely for voting shares of Franklin Fund (Sections 361(a) and 357(a) of the Code). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
      Section 1276 of the Code;

(3) No gain or loss will be recognized by Franklin Fund upon the receipt by it of substantially all of the assets of FTI Fund in exchange solely for voting shares of Franklin Fund (Section 1032(a) of the Code);

(4) No gain or loss will be recognized by FTI Fund upon the distribution of Franklin Fund Shares to its shareholders in liquidation of FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5) The basis of the assets of FTI Fund received by Franklin Fund will be the same as the basis of such assets to FTI Fund immediately prior to the reorganization (Section 362(b) of the Code);

(6) The holding period of the assets of FTI Fund received by Franklin Fund will include the period during which such assets were held by FTI Fund (Section 1223(2) of the Code);

(7) No gain or loss will be recognized to the shareholders of FTI Fund upon the exchange of their shares in FTI Fund for voting shares of Franklin Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

(8) The basis of Franklin Fund Shares received by the shareholders of FTI Fund shall be the same as the basis of the FTI Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

(9) The holding period of Franklin Fund Shares received by shareholders of FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund Shares surrendered in exchange therefor, provided that the FTI Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10) Franklin Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of FTI Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

(h) That there shall be delivered to Franklin Trust on behalf of Franklin Fund an opinion in form and substance satisfactory to it from Messrs. Ballard Spahr Andrews & Ingersoll, LLP, counsel to FTI Trust on behalf of FTI Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) FTI Fund is a series of FTI Trust and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

(2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of FTI Fund. One class of shares of FTI Fund has been designated as FTI Fund Shares, and an unlimited number of shares of beneficial interest of FTI Trust has been allocated to FTI Fund Shares. Assuming that the initial shares of beneficial interest of FTI Fund were issued in accordance with the 1940 Act and the Declaration of Trust and By-laws of FTI Trust, and that all other outstanding shares of FTI Fund were sold, issued and paid for in accordance with the terms of FTI Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

(3) FTI Fund is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in FTI Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against FTI Fund, the unfavorable outcome of which would materially and adversely affect FTI Trust or FTI Fund;

(5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of FTI Fund; and

(6) Neither the execution, delivery, nor performance of this Plan by FTI Trust on behalf of FTI Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of FTI Trust on behalf of FTI Fund and is enforceable against FTI Trust on behalf of FTI Fund in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

(i) That there shall be delivered to FTI Trust on behalf of FTI Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Franklin Trust on behalf of Franklin Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Franklin Fund is a series of Franklin Trust and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

(2) Franklin Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of Franklin Fund. Franklin Fund is further divided into five (5) classes of shares of which Franklin Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to Franklin Fund Shares. Assuming that the initial shares of beneficial interest of Franklin Fund were issued in accordance with the 1940 Act, and the Declaration of Trust and the By-laws of Franklin Trust, and that all other outstanding shares of Franklin Fund were sold, issued and paid for in accordance with the terms of Franklin Fund's prospectus in effect at the time of such sales, each such outstanding share of Franklin Fund is fully paid, non-assessable, freely transferable and has full voting rights;

(3) Franklin Fund is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Franklin Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Franklin Fund, the unfavorable outcome of which would materially and adversely affect Franklin Trust or Franklin Fund;

(5) Franklin Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Franklin Trust on behalf of Franklin Fund;

(6) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Franklin Trust on behalf of Franklin Fund;

(7) Neither the execution, delivery, nor performance of this Plan by Franklin Trust on behalf of Franklin Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by Franklin Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of Franklin Trust on behalf of Franklin Fund and is enforceable against Franklin Trust on behalf of Franklin Fund in accordance with its terms; and

(8) The registration statement of Franklin Trust, of which the prospectus dated March 1, 2002 of Franklin Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Franklin Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Franklin Trust.

(j) That FTI Fund shall have received a certificate from the President and Secretary of Franklin Trust on behalf of Franklin Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) That Franklin Trust's Registration Statement with respect to Franklin Fund Shares to be delivered to FTI Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(l) That Franklin Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Franklin Fund Shares lawfully to be delivered to each holder of FTI Fund Shares.

(m) That, at the Closing, there shall be transferred to Franklin Trust on behalf of Franklin Fund, aggregate Net Assets of FTI Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of FTI Fund on the Closing Date.

(n) That there be delivered to Franklin Trust on behalf of Franklin Fund information concerning the tax basis of FTI Fund in all securities transferred to Franklin Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Fund respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.
      ---------------------------

(a) FTI Trust on behalf of FTI Fund and Franklin Trust on behalf of Franklin Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Franklin Fund, one-quarter by FTI Fund, and one-quarter by Franklin Advisers, Inc. and one-quarter by Fiduciary International, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.
      ----------------------------------------

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of FTI Fund) prior to the Closing, or the Closing may be postponed as follows:

(1) by mutual consent of FTI Trust on behalf of FTI Fund and Franklin Trust on behalf of Franklin Fund;

(2) by Franklin Trust on behalf of Franklin Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by FTI Trust on behalf of FTI Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by Franklin Trust or FTI Trust to terminate this Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Trustees of either Franklin Trust or FTI Trust.

(b) If the transactions contemplated by this Plan have not been consummated by November 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Franklin Trust and FTI Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, Franklin Trust, FTI Fund nor Franklin Fund, nor their trustees, officers, or agents or the shareholders of FTI Fund or Franklin Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of this Plan shall be paid as provided in Section 9(b) hereof.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FTI Trust nor Franklin Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or Franklin Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Fund, or Franklin Trust, on behalf of Franklin Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of FTI Fund, unless such terms and conditions shall result in a change in the method of computing the number of Franklin Fund Shares to be issued to FTI Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Fund at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.
      ---------------

(a) Franklin Trust, on behalf of Franklin Fund, shall indemnify, defend and hold harmless FTI Fund, FTI Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses (net of any insurance coverage or enforceable indemnification agreement for such amounts), including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Trust and Franklin Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application prepared by Franklin Trust and Franklin Fund with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Franklin Trust and Franklin Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about Franklin Trust and/or Franklin Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(b) After the Closing Date, Franklin Trust, on behalf of Franklin Fund, shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Franklin Trust, on behalf of Franklin Fund, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

(c) FTI Trust, on behalf of FTI Fund, until the time of FTI Fund's liquidation, shall indemnify, defend, and hold harmless Franklin Fund, Franklin Trust, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party." Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this
Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

            Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

(e)   This Section 11 shall survive the termination of this Plan.

12.   LIABILITY OF FRANKLIN TRUST AND FTI TRUST.
      -----------------------------------------

(a) Each party acknowledges and agrees that all obligations of Franklin Trust under this Plan are binding only with respect to Franklin Fund; that any liability of Franklin Trust under this Plan with respect to Franklin Trust, or in connection with the transactions contemplated herein with respect to Franklin Fund, shall be discharged only out of the assets of Franklin Fund; that no other series of Franklin Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither FTI Trust nor FTI Fund shall seek satisfaction of any such obligation or liability from the shareholders of Franklin Trust, the trustees, officers, employees or agents of Franklin Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of FTI Trust under this Plan are binding only with respect to FTI Fund; that any liability of FTI Trust under this Plan with respect to FTI Fund, or in connection with the transactions contemplated herein with respect to FTI Fund, shall be discharged only out of the assets of FTI Fund; that no other series of FTI Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither Franklin Trust nor Franklin Fund shall seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.   ENTIRE AGREEMENT AND AMENDMENTS.
      -------------------------------

      This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

14.   COUNTERPARTS.
      ------------

      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

15.   NOTICES.
      -------

      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Investors Securities Trust , at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, or FTI Funds, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.

16.   GOVERNING LAW.
      -------------

      This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.


IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Fund, and Franklin Trust, on behalf of Franklin Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                     FRANKLIN INVESTORS SECURITIES TRUST, ON
                                                    BEHALF OF
                                           FRANKLIN TOTAL RETURN FUND

Attest:
/s/Murray L. Simpson                  By:/s/ David P. Goss
---------------------                    -----------------
   Murray L. Simpson                         David P. Goss
   Secretary                                 Vice President

                                             FTI FUNDS,
                                             ON BEHALF OF
                                             FTI BOND FUND

Attest:
/s/Murray L. Simpson                  By:/s/David P. Goss
------------------------------           ----------------
   Murray L. Simpson                        David P. Goss
   Secretary                                Vice President












Prospectus

FRANKLIN INVESTORS SECURITIES TRUST

ADVISOR CLASS


FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN TOTAL RETURN FUND

INVESTMENT STRATEGY

INCOME


MARCH 1, 2002




















[Insert Franklin Templeton Investments logo]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Franklin Floating Rate Daily Access Fund

13    Franklin Total Return Fund

24    Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

26    Qualified Investors

28    Buying Shares

30    Investor Services

34    Selling Shares

36    Account Policies

40    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN FLOATING RATE DAILY ACCESS FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's primary investment goal is to provide a high level of current income. A secondary goal is preservation of capital.

MAIN INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Floating interest rate loans and securities are generally credit rated less than investment grade and may be subject to restrictions on resale. The Fund will invest primarily in corporate loans and corporate debt securities that are rated B or higher by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by the Fund's investment manager. The Fund may invest a substantial portion of its total assets in corporate loans and corporate debt securities that are rated below B by an NRSRO or, if unrated, determined to be of comparable quality by the manager.

The Fund's floating rate investments will, in most instances, hold the most senior position in the capitalization structure of the corporation and be secured by specific collateral. Such senior position means that, in case the corporation becomes insolvent, the lenders or securityholders in a senior position like the Fund will be paid before other creditors of the corporation from the assets of the corporation. When a corporation pledges specific collateral, it has agreed to deliver, or has actually delivered, to the lenders or securityholders assets it owns that will legally become the property of the lenders or securityholders in case the corporation defaults in paying interest or principal.

OTHER INVESTMENTS In addition to the Fund's main investments,the Fund may invest up to 20% of its net assets in certain other types of debt obligations or securities including money market securities and repurchase agreements for cashflow management purposes. The Fund also may invest in other secured or unsecured corporate loans and corporate debt securities, and fixed rate obligations of U.S. companies.

The Fund currently limits its investments in securities of non-U.S. entities to no more than 25% of its total assets. The Fund will invest only in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

PORTFOLIO SELECTION The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligation. The manager performs its own independent credit analysis of each borrower, and of the collateral structure securing each Fund investment. The manager generally will determine the value of the collateral backing a Fund investment by customary valuation techniques that it considers appropriate, including reference to financial statements, independent appraisal, or obtaining the market value of collateral (e.g., cash or securities), if it is readily ascertainable. The manager also will consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. The manager evaluates the credit quality of the Fund's investments on an ongoing basis.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the loans or securities of one borrower or issuer than a diversified fund. The Fund does not currently intend to invest more than 10% of its total assets in the obligations of any single borrower. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares than if the Fund was more widely diversified. The Fund, however, intends to meet certain tax diversification requirements.

INDUSTRY CONCENTRATION The Fund has no current intention of investing more than 20% of its total assets in the obligations of borrowers in any single industry. The Fund will invest more than 25% (and may invest up to 100%) of its total assets in the obligations or securities of the following industry groups: commercial banks, thrift institutions, insurance companies and finance companies. The Fund may invest at these levels because the Fund regards the issuer of a corporate loan to include both the borrower involved in a corporate loan and the agent bank that administers the corporate loan. In addition, it also includes as issuers any intermediate participants interpositioned between the lender and the Fund with respect to a participation interest.

[Insert graphic of chart with line going up and down] MAIN RISKS

NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL PAYMENTS The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. Lower-quality loans and debt securities (those of less than investment-grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund's shares also will decline.

The Fund may invest up to 100% of its portfolio in corporate loans or corporate debt securities, which may be high yield, high risk, debt securities that are rated less than investment grade, or, if unrated, are of comparable quality to below investment grade rated debt. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The senior secured corporate loans and corporate debt securities in which the Fund generally invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them.
A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

IMPAIRMENT OF COLLATERAL The terms of the senior secured corporate loans and corporate debt securities in which the Fund typically invests require that collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security. However, the value of the collateral may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, under applicable law or may be difficult to sell.

In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive payments to which it is entitled.

ILLIQUIDITY OF FUND INVESTMENTS Some of the corporate loans and corporate debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its total assets in illiquid securities.

In addition, a majority of the Fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets.Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. In the event that the Fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets.

INTEREST RATE CHANGES Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general.

PREPAYMENTS Most floating rate loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

LEVERAGE AND BORROWINGS Subject to certain limits, the Fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow money to handle unusually high requests to redeem shares of the Fund. The Fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. Interest payments and fees paid by the Fund on any borrowings will reduce the amount of income it has available to pay as dividends to the Fund's shareholders.

HIGHLY LEVERAGED TRANSACTIONS A significant portion of the Fund's assets will be invested in corporate loans and corporate debt securities issued as part of capital restructurings. This means that a borrower has undertaken the obligations in order to finance the growth of the borrower's business through product development or marketing, or to finance changes in the way the borrower utilizes its assets and invested or borrowed financial resources. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the Fund's investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involved a greater risk of default by the borrower.

FOREIGN EXPOSURE The Fund may invest in corporate loans and corporate debt securities which are made to, or issued by, non-U.S. borrowers, U.S. subsidiaries of non-U.S. borrowers and U.S. entities with substantial non-U.S. operations. Such investments involve additional risks that can increase the potential for losses in the Fund. These include country risks (due to general securities market movements in any country where the Fund has investments); company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; less government supervision and regulation of foreign markets and their participants); and currency risks (due to fluctuations in currency exchange rates and the adjustments to the euro).

[Insert graphic of stocks and bonds] MORE INFORMATION ON INVESTMENT PRACTICES, POLICIES AND RISKS

DESCRIPTION OF FLOATING INTEREST RATE INVESTMENTS The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year.

Certain of the Fund's floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's share price as a result of changes in interest rates. The Fund may attempt to limit the exposure of its fixed rate investments against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain an investment portfolio that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

Some of the Fund's floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances. Upon conversion of any such corporate loans or corporate debt securities to fixed rate instruments, the Fund's manager will rebalance the Fund's investments to meet the 80% level described above, as promptly as is reasonable.

MATURITIES The Fund has no restrictions on portfolio maturity. The Fund anticipates, however, that a majority of its investments will have stated maturities ranging from three to ten years. This means that the borrower is required to fully repay the obligation within that time period. The Fund also anticipates that its investments will have an expected average life of three to five years. The expected average life of most floating rate investments is less than their stated maturities because the borrowers may choose to pay off such obligations early. Such obligations usually permit the borrower to elect to prepay. Also, prepayment is likely because such corporate obligations generally provide that the lenders will have priority in prepayment in case of sales of assets of the borrowers.

CERTAIN INVESTMENT PRACTICES The Fund may use various investment practices that involve special considerations, including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase agreements. In addition, the Fund has the authority to engage in interest rate swaps and other hedging and risk management transactions.

TEMPORARY INVESTMENTS When the Fund's investment manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

PORTFOLIO TURNOVER The Fund's annual portfolio turnover rate is not expected to exceed 100%. The rate may vary greatly from year to year and will not be a limiting factor when the manager deems portfolio changes appropriate.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

Because the Fund is new, it does not have a full calendar year of performance.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)/1

                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees                                        0.42%
Distribution and service (12b-1) fees                   None
Other expenses                                         0.58%
                                              ----------------------
Total annual Fund operating expenses                   1.00%
                                              ----------------------
Management fee reduction/2                            -0.02%
                                              ----------------------
Net annual Fund operating expenses/2                   0.98%
                                              ----------------------

1. The Fund began offering shares on May 1, 2001. Total annual Fund operating expenses are annualized.

2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $100      $312      $542    $1,201


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Francisco, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:

CHAUNCEY F. LUFKIN, EXECUTIVE Vice President of Advisers
Mr. Lufkin has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1990.

DAVID ARDINI CFA, PORTFOLIO MANAGER of Advisers
Mr. Ardini has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 2000.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is equal to an annual rate of:

o  0.450% of the value of net assets up to and including $500 million;
o 0.350% of the value of net assets over $500 million up to and including $1 billion;
o 0.300% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.225% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.190% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.180% of the value of net assets over $19 billion up to and including $21.5 billion; and
o  0.170% of the value of net assets in excess of $21.5 billion.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                    YEAR ENDED
ADVISOR CLASS                   OCTOBER 31, 2001/2
---------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   10.00
   Net investment income              .30
   Net realized and
   unrealized
   gains(losses)                     (.04)
                                   ---------
Total from investment
operations                            .26
                                   ---------
Less distributions from
net investment income               (.31)
                                   ---------
Net asset value, end of              9.95
year                               =========
Total return (%)/1                   2.58

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                            6,439
Ratios to average net
assets: (%)
   Expenses                          1.00/3
   Net investment income             5.92/3
Portfolio turnover rate (%)         37.08

1. Total return is not annualized.
2. For the period May 1, 2001 (effective date) to October 31, 2001.
3. Annualized.


FRANKLIN TOTAL RETURN FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 85% of its assets in investment grade debt securities and financial futures contracts, or options on such contracts, on U.S. Treasury securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[Begin callout]
The Fund invests primarily in investment grade debt securities from various market sectors that include government and corporate debt securities, mortgage and asset-backed securities, and financial futures contracts on U.S Treasury securities.
[End callout]

Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The Fund can invest in adjustable-rate mortgage securities (based on mortgage loans with adjustable interest rates) and fixed-rate mortgage securities (based on mortgage loans with fixed interest rates).

The payment of interest and principal on mortgage securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the government agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Asset-backed securities are securities backed by loans, leases, and other receivables.

Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service, Inc. (Moody's) are considered "investment grade." The Fund generally invests in investment grade securities or in unrated securities the Fund's manager determines are comparable. The Fund may invest up to 15% of total assets in non-investment grade debt securities, but will not invest in securities rated lower than B by S&P or Moody's. The Fund's focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund's capital.

In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

In choosing investments, the Fund's manager selects securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The manager evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

The Fund currently intends to limit its investments in foreign securities to 10% or less of its total assets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Increases in interest rates may also have a negative effect on the types of companies in which the Fund invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of all the Fund's debt securities will fall and so too will the Fund's share price. This means you could lose money.
[End callout]

DERIVATIVE SECURITIES Futures and options contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

CREDIT An issuer of securities, or the borrower on the underlying mortgage or debt obligation, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the Fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 3 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-0.74%  10.80%   7.10%
99      00       01

        YEAR

[Begin callout]
BEST QUARTER:
Q4 '00  3.81%

WORST QUARTER:
Q2 '99  -1.32%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001
                                                  SINCE
                                                INCEPTION
                                       1 YEAR   (8/3/98)
----------------------------------------------------------
Franklin Total Return Fund -
Advisor Class/1
Return Before Taxes                  7.10%      6.41%
Return After Taxes on Distributions  4.31%      3.50%
Return After Taxes on Distributions  4.28%      3.65%
and Sale of Fund Shares
Lehman Bros. Universal Index/2,3     8.10%      6.45%
Salomon Smith Barney Broad
Investment Grade Index/2,4           8.52%      6.83%
(index reflects no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. All Fund performance assumes reinvestment of dividends and capital gains.
2. The Lehman Brothers U.S. Universal Index is replacing the Salomon Smith Barney Broad Investment Grade Index. The manager believes the Lehman Brothers U.S. Universal Index better represents what the Fund invests in.
3. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman brother U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt.
4. Source: Standard & Poor's Micropal. The unmanaged Salomon Smith Barney Broad Investment Grade Index represents the universe of taxable fixed-income investments. It includes U.S. government and agency issues, investment grade corporate issues, mortgage-backed securities and Yankee bonds. It does not include flower bonds or collateralized mortgage obligations (CMOs). All issues have remaining maturities of one year or more and outstanding face values of at least $25 million. About half of the issues are U.S. Treasury or agency issues and the rest are divided among corporate and mortgage issues. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 ADVISOR CLASS
------------------------------------------------------------------
Maximum sales charge (load) imposed on                     None
purchases


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees1                                          0.45%
Distribution and service (12b-1) fees                      None
Other expenses                                            0.31%
                                                --------------------
Total annual Fund operating expenses/1                    0.76%
                                                --------------------
Management fee reduction/1                               -0.02%
                                                --------------------
Net annual Fund operating expenses/1                      0.74%
                                                ====================

1. For the fiscal year ended October 31, 2001 and 2002, the manager and administrator had agreed in advance to limit their fees and assume as their expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses do not exceed 0.43%. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, management fees were 0.14% and net annual Fund operating expenses were 0.25% for the fiscal year ended October 31, 2001. After October 31, 2002, the manager and administrator may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton Money Fund.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $76       $237     $411      $918


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $266 billion in assets.

The team responsible for the Fund's management is:


ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS


Mr. Bayston has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1991.

CHRISTOPHER J. MOLUMPHY CFA, Executive Vice President of Advisers
Mr. Molumphy has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.

DAVID YUEN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Yuen has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 2000. Previously, he was senior investment officer for Subsquehanna Partners, and manager of fixed income trading at Alex Brown, Inc.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended October 31, 2001, management fees, before any advance waiver, were 0.45% of the Fund's average net assets. Under an agreement by the manager to limit its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.10% of its average net assets to the manager for its services. After October 31, 2002, the manager and administrator may end this arrangement at any time. The manager, however, is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the financial performance for Advisor Class since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                          YEAR ENDED OCTOBER 31,
-------------------------------------------------------------
                               2001    2000     1999    1998/4
-------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              9.52     9.62   10.38   10.00
  Net investment income/1       .63      .71     .66     .12
  Net realized and
  unrealized gains (losses)     .50      .01    (.71)    .31
                              -------------------------------
Total from investment
 operations                    1.13      .72   (.05)     .43
                            ---------------------------------
  Distributions from net
investment income             (.69)    (.82)   (.66)    (.05)
  Distributions from net
  realized gains                -        -     (.05)     -
                            ---------------------------------
Total distributions           (.69)    (.82)   (.71)    (.05)
                            ---------------------------------
Net asset value, end of        9.96     9.52    9.62   10.38
year                        =================================

Total return (%)/2            12.24     7.87   (.46)    4.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  23,324   13,173  12,099  31,588
Ratios to average net
assets: (%)
  Expenses                      .25      .25     .25    .25/5
  Expenses excluding
  waiver and payments by        .74      .92     .93   1.04/5
  affiliate
  Net investment income        6.50     7.53    6.57   5.46/5
Portfolio turnover rate       94.04    39.64   96.38  23.19
 (%)/3

1. Based on average shares outstanding.
2. Total return is not annualized.
3. The portfolio turnover rate excludes mortgage dollar roll transactions.
4. For the period August 3, 1998 (effective date) to October 31, 1998.
5. Annualized.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Total Return and Floating Rate Funds typically declare income dividends each day that their net asset value is calculated and pay them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. These Funds do not pay "interest." For each Fund, the amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Funds.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o  Accounts managed by Franklin Templeton Investments. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Advisor Class shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 30). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your           Contact your investment
THROUGH YOUR        investment             representative
INVESTMENT          representative
REPRESENTATIVE
---------------------------------------------------------------------
[Insert graphic of  If you have another    Before requesting a
phone and computer] Franklin Templeton     telephone or online
                    fund account with      purchase into an
BY PHONE/ONLINE     your bank account      existing account, please
                    information on file,   make sure we have your
(Up to $100,000     you may open a new     bank account information
per shareholder     account by phone. At   on file. If we do not
per day)            this time, a new       have this information,
                    account may not be     you will need to send
1-800/632-2301      opened online.         written instructions
                                           with your bank's name
franklintempleton.  To make a same day     and address, a voided
com                 investment, your       check or savings account
NOTE:  CERTAIN      phone order must be    deposit slip, and a
ACCOUNT TYPES ARE   received and accepted  signature guarantee if
NOT AVAILABLE FOR   by us by 1:00 p.m.     the bank and Fund
ONLINE ACCOUNT      Pacific time or the    accounts do not have at
ACCESS              close of the New York  least one common owner.
                    Stock Exchange,
                    whichever is earlier.  To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------

                    Make your check        Make your check payable
[Insert graphic of  payable to the Fund.   to the Fund. Include
envelope]                                  your account number on
                    Mail the check and     the check.
BY MAIL             your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a note
                                           with your name, the Fund name,
                                           and your account number.

                                           Mail the check and deposit
                                           slip or note to Investor
                                           Services.
---------------------------------------------------------------------
[Insert graphic of  Call to receive a      Call to receive a wire
three lightning     wire control number    control number and wire
bolts]              and wire instructions. instructions.

BY WIRE             Wire the funds and     To make a same day wire
                    mail your signed       investment, please call
                    application to         us by 1:00 p.m. Pacific
1-800/632-2301      Investor Services.     time and make sure your
(or 1-650/312-2000  Please include the     wire arrives by 3:00 p.m.
collect)            wire control number
                    or your new account
                    number on the
                    application.

                    To make a same day
                    wire investment,
                    please call us by 1:00
                    p.m. Pacific time and
                    make sure your wire
                    arrives by 3:00 p.m.
---------------------------------------------------------------------
[Insert graphic of  Call Shareholder       Call Shareholder
two arrows pointing Services at the        Services at the number
in                  number below, or       below, or send signed
opposite            send signed written    written instructions.
directions]         instructions. You      You also may place an
                    also may place an      online exchange order.
BY EXCHANGE         online exchange
                    order.

Our Website                                (Please see page 32
franklintempleton.  (Please see page 32    for information on
com                 for information on     exchanges.)
                    exchanges.)
---------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 38).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and each Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o  you want to send your proceeds somewhere other     than the address of
   record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect each Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your investment
THROUGH YOUR        representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert graphic     Send written instructions and
of envelope]        endorsed share certificates (if you
                    hold share certificates) to Investor
BY MAIL             Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the name(s)
                    and address on the account, or
                    otherwise according to your written
                    instructions.
----------------------------------------------------------
[Insert graphic of  As long as your transaction is for
phone and computer] $100,000 or less, you do not hold
                    share certificates and you have not
BY PHONE/ONLINE     changed your address by phone or
                    online within the last 15 days, you
1-800/632-2301      can sell your shares by phone or
                    online.
franklintempleton.
com                 A check will be mailed to the name(s)
                    and address on theaccount. Written
                    instructions, with a signature guarantee,
                    are required to send the check to
                    another address or to make it payable
                    to another person.
----------------------------------------------------------
[Insert graphic of  You can call, write, or visit us
three               online to have redemption proceeds
lightning bolts]    sent to a bank account. See the
                    policies above for selling shares by
BY ELECTRONIC FUNDS mail, phone, or online.
TRANSFER (ACH)
                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to send written instructions
                    with your bank's name and address,
                    a voided check or savings account
                    deposit slip, and a signature guarantee
                    if the bank and Fund accounts do not
                    have at least one common owner.

                    If we receive your request in proper
                    form by 1:00 p.m. Pacific time, proceeds
                    sent by ACH generally will be
                    available within two to three
                    business days.
----------------------------------------------------------

[Insert graphic of  Obtain a current prospectus for the
two arrows pointing fund you are considering.
in opposite         Prospectuses are available online at
directions]         franklintempleton.com.

                    Call Shareholder Services at the
BY EXCHANGE         number below or send signed written
                    instructions. You also may place an
                    exchange order online.  See the
                    policies above for selling shares by
                    mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
----------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1/800-632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 31.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give each Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by a Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that each Fund maintains additional policies and reserves certain rights, including:

o Each Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o Each Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, each Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o Each Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to a Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                            HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                            6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information         1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)   6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services      1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.
TeleFACTS(R) (automated) 1-800/247-1753     (around-the-clock access)



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com




You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-4986                         FIST2 PA 03/02














SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Investors Securities Trust, which covers the fiscal year ended October 31, 2001.

THE ECONOMY FACES CHALLENGES

The 12-month period under review was marked by decelerating economic growth, falling interest rates and stock market volatility. Calendar year 2001 witnessed a more pronounced slowing of the economic growth trend started in third quarter 2000. Making things worse, the September 11 terrorist attacks shocked the world and pushed the national economy further into recession. The U.S. economy was already in a downward trend prior to the September 11 attacks, which increased the unease and uncertainty of investors. Gross domestic product (GDP) growth slowed from a respectable 1.9% annualized rate in the fourth quarter of 2000, to -1.1% in the third quarter of 2001. The third quarter's GDP contraction signaled the end to the nation's longest running economic expansion, and much of the global economy slowed as well. In October 2001, industrial production dropped 1.1%, the 13th consecutive monthly decline, which was the longest such streak since just after the end of World War II. Although the U.S. consumer remained afloat during most of these turbulent tides, consumer confidence, key for the nation's economic health as consumer spending makes


CONTENTS

Shareholder Letter ..............   1

Fund Reports

 Franklin Adjustable
 U.S. Government
 Securities Fund ................   6

 Franklin Total
 Return Fund ..................... 11

Financial Highlights &
Statements of Investments ........ 17

Financial Statements ............. 26

Notes to
Financial Statements ............. 30

Independent
Auditors' Report ................. 36


FUND CATEGORY
[PYRAMID GRAPHIC]

"The federal government enacted its own monetary stimulus program ... aimed at spurring business investment and bolstering consumer confidence."


up two-thirds of GDP, began to waver and dropped to a two-year low in October 2001. Reduced corporate profits increasingly pressured the labor markets as layoff announcements made headlines. Not surprisingly, the unemployment rate jumped from 4.0% in November 2000 to 5.4% by October 2001.(1)

Attempting to stimulate the economy, the Federal Reserve Board (the Fed) began an unprecedented series of interest rate cuts in 2001, slashing the federal funds target rate from 6.5% on October 1, 2000, to 2.5% by period-end, a 39-year low, with strong expectations for further easings. The Fed complemented this with increases in the money supply, meant to encourage bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused oil prices to slip to $21.18 per barrel by October 31, their lowest level in over two years. Inflation, as measured by the Consumer Price Index (CPI) fell 0.3% in October and rose just 2.1% for the past 12 months.

Additional sources of economic stimulus during the year under review could also help. The federal government enacted its own monetary stimulus program through a $30 billion individual tax-rebate plan and a $70 billion stimulus package aimed at spurring business investment and bolstering consumer confidence. The housing sector remained an unswerving force as housing starts continued to climb despite an expected drop. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets and rejuvenate consumer spending. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans.


1.  Source: Bureau of Labor Statistics, 11/13/01.

INVESTORS TURN TO BONDS

During the reporting period, the U.S. securities markets experienced mixed results in response to the Fed's actions, fears of war and worsening corporate and economic data. Investors' risk aversion increased, and by the end of 2001's third quarter, this sentiment seemed to cause domestic equity markets to plunge to their heaviest quarterly losses on a percentage basis since the crash of 1987. Already losing ground throughout the 12-month period under review, the markets took a jolt in September. U.S. stock markets were closed for four trading days, only to reopen and undergo one of their worst weeks in history. The third quarter of 2001 was the second worst ever for the Nasdaq Composite Index, which ended the year under review with a -49.21% return. The Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index (S&P 500(R)) similarly had negative returns of -15.87% and -24.90%.(2) Continuing a trend that began in 2000, value stocks substantially outpaced their growth counterparts during the period. For example, the S&P(R) Barra Value Index fell 18.41%, compared with the S&P Barra Growth Index's 31.56% plunge for the 12-month period.(3)


2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Standard & Poor's Micropal. The S&P Barra Value Index contains S&P 500 companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields and low historical and predicted earnings growth. The S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

Weakening economic news often results in investors' flight to security and quality. As the stock markets tumbled, many investors flocked to the perceived safety of bonds. During the period under review, debt securities generally outperformed equities. Most bonds, such as Treasuries, corporates and agencies, performed solidly. For the 12-month period, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 15.80%, while the 10-year Treasury note posted a 17.81% return.(4) High yield bonds were the exception as they tend to trade more on company fundamentals than interest rate moves. High yield bonds were volatile for the 12-month period under review.

Looking ahead, reports that the U.S. index of leading economic indicators fell 0.5% in September, the largest decline since 1996, seem to dampen expectations of a rapid recovery. However, we are optimistic about the economy for the long term. We believe conditions could improve sometime in 2002 with the Fed and government injecting billions of dollars into our economy. On October 31, 2001, the Fed announced that it would no longer issue 30-year bonds. Instead, the Fed will increase the 10-year supply to reduce the costs of maintaining long-term debt. In response to the announcement, the 30-year Treasury yield fell substantially, flattening the yield curve. In our view, the bond markets may benefit from this change.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with

4. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ Charles B. Johnson
--------------------------------------
   Charles B. Johnson
   Chairman
   Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
10/31/01

[PIE CHART]


FNMA                                                                       60.2%
GNMA                                                                       17.5%
FHLMC                                                                      16.5%
Other                                                                       5.8%


------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-guaranteed, mortgage-backed securities.(1)
------------------------------------------------------------------------------

The 12 months ended October 31, 2001, witnessed slowing domestic economic growth, falling consumer confidence, increasing corporate layoffs, rising unemployment and fears of recession. The Federal Reserve Board aggressively lowered short-term interest rates seeking to improve monetary liquidity.

The unfortunate and tragic events of September 11 occurred at a time when the economy seemed poised to resume an upward path. The terrorists' assaults and the consequent impact increased the likelihood of a recession, which is commonly defined as two consecutive quarters of contracting gross domestic product growth. Most investors sought safety in bonds, as equity markets tumbled. Mortgage-backed securities benefited from this shift in investor sentiment.

1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

    The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.

Within this environment, Franklin Adjustable U.S. Government Securities Fund - Class A performed well. We maintained a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We select securities using a value-oriented approach, emphasizing a bond's fundamental bargain price relative to comparable securities, as well as its historical prepayment performance.

During the period under review, we did not make any major changes to the Fund's portfolio. On October 31, 2001, Federal National Mortgage Association (FNMA or Fannie Mae) securities continued to represent the Fund's largest weighting, at 60.2% of total net assets. Cash flows, which had been negative during the first half of the period, turned positive in the second half. We used the net inflows to selectively add a mix of several seasoned, conventional ARMs to our core holdings, which contributed to portfolio diversification.

The Fund's distribution rate tends to track movements in short-term interest rates. However, it does so with a lag due to the nature of the coupon resets on the Fund's securities. The decline in short-term interest rates during 2001 resulted in the Fund's distribution rate decreasing from 5.87% at the beginning of the period to 5.21% at the end, as shown in the Performance Summary. Going forward, we will continue to maintain our

DIVIDEND DISTRIBUTIONS
Franklin Adjustable
U.S. Government Securities Fund
11/1/00 - 10/31/01

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
November                                                              4.85 cents

December                                                              4.95 cents

January                                                               4.75 cents

February                                                              4.75 cents

March                                                                 4.75 cents

April                                                                 4.75 cents

May                                                                   4.75 cents

June                                                                  4.75 cents

July                                                                  4.75 cents

August                                                                4.75 cents

September                                                             4.35 cents

October                                                               4.20 cents
--------------------------------------------------------------------------------
TOTAL                                                                56.35 CENTS

conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest rate environments.

/s/ T. Anthony Coffey
---------------------------------------------------
    T. Anthony Coffey

/s/ Jack Lemein
---------------------------------------------------
    Jack Lemein

/s/ Roger A. Bayston
---------------------------------------------------
    Roger A. Bayston

    Portfolio Management Team
    Franklin Adjustable U.S. Government Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE         10/31/01     10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.16           $9.46       $9.30
DISTRIBUTIONS (11/1/00 - 10/31/01)
Dividend Income                            $0.5635


PERFORMANCE

CLASS A                                        1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +8.01%       +32.66%     +58.90%
Average Annual Total Return(2)                 +5.63%        +5.33%      +4.50%
Avg. Ann. Total Return  (9/30/01)(3)           +5.02%        +5.35%      +4.46%

Distribution Rate(4)                                                       5.21%
30-Day Standardized Yield(5)                                               4.82%


FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND

------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of October's 4.2 cent per share dividend and the maximum offering price of $9.68 per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.


------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           9

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                10/31/01
--------------------------------------------------------------------------------
1-Year                                                                  +5.63%

5-Year                                                                  +5.33%

10-Year                                                                 +4.50%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), as calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (11/1/91-10/31/01)
[LINE GRAPH]

                     Franklin Adjustable            Lehman Brothers Short    Payden & Rygel
                       U.S. Government              U.S. Government 1-2        6-Month CD
                      Securities Fund                  Year Index(6)             Index
-------------------------------------------------------------------------------------------
11/01/1991          $9,776                          $10,000                     $10,000
11/30/1991          $9,804          1.00%           $10,100        0.58%        $10,058
12/31/1991          $9,860          1.30%           $10,231        0.61%        $10,119
01/31/1992          $9,882          0.01%           $10,232        0.41%        $10,161
02/29/1992          $9,933          0.29%           $10,262        0.29%        $10,190
03/31/1992          $9,973          0.10%           $10,272        0.29%        $10,220
04/30/1992          $10,001         0.86%           $10,361        0.49%        $10,270
05/31/1992          $10,066         0.84%           $10,448        0.37%        $10,308
06/30/1992          $10,132         0.86%           $10,537        0.35%        $10,344
07/31/1992          $10,140         1.03%           $10,646        0.55%        $10,401
08/31/1992          $10,183         0.71%           $10,722        0.30%        $10,432
09/30/1992          $10,225         0.82%           $10,810        0.41%        $10,475
10/31/1992          $10,195        -0.46%           $10,760        0.17%        $10,493
11/30/1992          $10,216        -0.10%           $10,749        0.10%        $10,503
12/31/1992          $10,255         0.86%           $10,841        0.47%        $10,553
01/31/1993          $10,293         0.91%           $10,940        0.38%        $10,593
02/28/1993          $10,340         0.70%           $11,017        0.26%        $10,620
03/31/1993          $10,353         0.27%           $11,046        0.27%        $10,649
04/30/1993          $10,407         0.55%           $11,107        0.30%        $10,681
05/31/1993          $10,408        -0.22%           $11,083        0.17%        $10,699
06/30/1993          $10,464         0.62%           $11,151        0.27%        $10,728
07/31/1993          $10,499         0.24%           $11,178        0.29%        $10,759
08/31/1993          $10,534         0.67%           $11,253        0.32%        $10,793
09/30/1993          $10,521         0.32%           $11,289        0.28%        $10,824
10/31/1993          $10,497         0.22%           $11,314        0.25%        $10,851
11/30/1993          $10,420         0.12%           $11,328        0.24%        $10,877
12/31/1993          $10,394         0.37%           $11,369        0.30%        $10,909
01/31/1994          $10,431         0.58%           $11,435        0.33%        $10,945
02/28/1994          $10,369        -0.41%           $11,389       -0.01%        $10,944
03/31/1994          $10,294        -0.25%           $11,360        0.23%        $10,969
04/30/1994          $10,228        -0.25%           $11,332        0.15%        $10,986
05/31/1994          $10,275         0.18%           $11,352        0.26%        $11,014
06/30/1994          $10,303         0.28%           $11,384        0.31%        $11,049
07/31/1994          $10,346         0.80%           $11,475        0.43%        $11,096
08/31/1994          $10,346         0.34%           $11,514        0.39%        $11,139
09/30/1994          $10,335        -0.08%           $11,505        0.24%        $11,166
10/31/1994          $10,217         0.28%           $11,537        0.39%        $11,210
11/30/1994          $10,212        -0.32%           $11,500        0.22%        $11,234
12/31/1994          $10,190         0.24%           $11,528        0.39%        $11,278
01/31/1995          $10,272         1.22%           $11,668        0.70%        $11,357
02/28/1995          $10,389         1.19%           $11,807        0.61%        $11,426
03/31/1995          $10,450         0.57%           $11,874        0.49%        $11,482
04/30/1995          $10,547         0.81%           $11,971        0.58%        $11,549
05/31/1995          $10,770         1.39%           $12,137        0.66%        $11,625
06/30/1995          $10,732         0.53%           $12,201        0.50%        $11,683
07/31/1995          $10,799         0.47%           $12,259        0.55%        $11,748
08/31/1995          $10,889         0.55%           $12,326        0.48%        $11,804
09/30/1995          $10,945         0.45%           $12,382        0.45%        $11,857
10/31/1995          $10,990         0.74%           $12,473        0.53%        $11,920
11/30/1995          $11,094         0.74%           $12,565        0.53%        $11,983
12/31/1995          $11,124         0.70%           $12,653        0.55%        $12,049
01/31/1996          $11,203         0.79%           $12,753        0.54%        $12,114
02/29/1996          $11,210        -0.22%           $12,725        0.39%        $12,161
03/31/1996          $11,278         0.06%           $12,733        0.35%        $12,204
04/30/1996          $11,287         0.19%           $12,757        0.43%        $12,256
05/31/1996          $11,333         0.30%           $12,795        0.42%        $12,308
06/30/1996          $11,441         0.67%           $12,881        0.39%        $12,356
07/31/1996          $11,475         0.40%           $12,933        0.43%        $12,409
08/31/1996          $11,510         0.41%           $12,986        0.53%        $12,475
09/30/1996          $11,592         0.80%           $13,090        0.49%        $12,536
10/31/1996          $11,709         1.00%           $13,220        0.52%        $12,601
11/30/1996          $11,764         0.64%           $13,305        0.48%        $12,661
12/31/1996          $11,819         0.16%           $13,326        0.45%        $12,718
01/31/1997          $11,901         0.47%           $13,389        0.44%        $12,774
02/28/1997          $11,969         0.29%           $13,428        0.40%        $12,826
03/31/1997          $12,001         0.04%           $13,433        0.34%        $12,869
04/30/1997          $12,098         0.75%           $13,534        0.47%        $12,930
05/31/1997          $12,171         0.67%           $13,625        0.52%        $12,997
06/30/1997          $12,256         0.63%           $13,710        0.50%        $13,062
07/31/1997          $12,381         0.91%           $13,835        0.54%        $13,132
08/31/1997          $12,389         0.20%           $13,863        0.45%        $13,191
09/30/1997          $12,476         0.68%           $13,957        0.46%        $13,252
10/31/1997          $12,550         0.66%           $14,049        0.48%        $13,316
11/30/1997          $12,556         0.27%           $14,087        0.42%        $13,372
12/31/1997          $12,643         0.63%           $14,176        0.52%        $13,441
01/31/1998          $12,743         0.85%           $14,296        0.57%        $13,518
02/28/1998          $12,750         0.16%           $14,319        0.39%        $13,571
03/31/1998          $12,784         0.41%           $14,378        0.45%        $13,632
04/30/1998          $12,845         0.47%           $14,446        0.44%        $13,692
05/31/1998          $12,879         0.51%           $14,519        0.49%        $13,759
06/30/1998          $12,941         0.50%           $14,592        0.45%        $13,821
07/31/1998          $12,974         0.47%           $14,661        0.49%        $13,888
08/31/1998          $13,054         1.03%           $14,812        0.53%        $13,962
09/30/1998          $13,132         1.14%           $14,980        0.61%        $14,047
10/31/1998          $13,085         0.52%           $15,058        0.51%        $14,119
11/30/1998          $13,065        -0.03%           $15,054        0.34%        $14,167
12/31/1998          $13,133         0.38%           $15,111        0.47%        $14,233
01/31/1999          $13,201         0.37%           $15,167        0.45%        $14,297
02/28/1999          $13,283        -0.25%           $15,129        0.31%        $14,342
03/31/1999          $13,323         0.66%           $15,229        0.45%        $14,406
04/30/1999          $13,377         0.33%           $15,279        0.42%        $14,467
05/31/1999          $13,417         0.06%           $15,288        0.33%        $14,514
06/30/1999          $13,429         0.30%           $15,334        0.22%        $14,546
07/31/1999          $13,468         0.36%           $15,389        0.45%        $14,612
08/31/1999          $13,520         0.26%           $15,429        0.41%        $14,672
09/30/1999          $13,573         0.59%           $15,520        0.46%        $14,739
10/31/1999          $13,640         0.31%           $15,568        0.44%        $14,804
11/30/1999          $13,678         0.22%           $15,603        0.52%        $14,881
12/31/1999          $13,709         0.16%           $15,628        0.48%        $14,953
01/31/2000          $13,777         0.09%           $15,642        0.45%        $15,020
02/29/2000          $13,820         0.64%           $15,742        0.45%        $15,087
03/31/2000          $13,894         0.54%           $15,827        0.45%        $15,155
04/30/2000          $13,957         0.31%           $15,876        0.44%        $15,222
05/31/2000          $13,990         0.39%           $15,938        0.42%        $15,286
06/30/2000          $14,083         0.96%           $16,091        0.62%        $15,381
07/31/2000          $14,162         0.61%           $16,189        0.63%        $15,478
08/31/2000          $14,228         0.69%           $16,301        0.62%        $15,574
09/30/2000          $14,325         0.71%           $16,416        0.57%        $15,662
10/31/2000          $14,381         0.50%           $16,498        0.56%        $15,750
11/30/2000          $14,488         0.86%           $16,640        0.58%        $15,841
12/31/2000          $14,627         1.09%           $16,822        0.73%        $15,957
01/31/2001          $14,717         1.27%           $17,035        0.89%        $16,099
02/28/2001          $14,808         0.60%           $17,138        0.52%        $16,183
03/31/2001          $14,930         0.78%           $17,271        0.51%        $16,265
04/30/2001          $14,990         0.36%           $17,333        0.53%        $16,351
05/31/2001          $15,082         0.58%           $17,434        0.50%        $16,433
06/30/2001          $15,174         0.34%           $17,493        0.34%        $16,489
07/31/2001          $15,251         1.03%           $17,673        0.42%        $16,558
08/31/2001          $15,279         0.56%           $17,772        0.41%        $16,626
09/30/2001          $15,383         1.46%           $18,032        0.67%        $16,738
10/31/2001          $15,534         0.89%           $18,192        0.36%        $16,798

                      55.34%                          81.92%                      67.98%


6. Source: Standard & Poor's Micropal (Lehman Brothers). The Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

10           Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Total Return Fund (formerly Franklin Bond Fund) seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
-------------------------------------------------------------------------------

The 12-month period ended October 31, 2001, was full of trials and tribulations for investors. After a period of steadily declining growth, the economy registered contraction of gross domestic product by the third quarter of 2001. As a result, companies implemented systematic cost-cutting measures in an attempt to improve their balance sheets. Not surprisingly, layoff announcements increased while capital spending decreased.

In an effort to help stimulate the economy, the Federal Reserve Board
(the Fed) reduced short-term interest rates beginning in January 2001. By period-end, the Fed had lowered the federal funds target rate a total of 400 basis points (4.0%). With the effects of this year's tax cuts not yet determined and continued uncertainty about the economy and the 2002 elections, long-term rates remained relatively flat. Consequently, the Treasury yield curve steepened.

In times of increasing economic uncertainty, investors tend to flock to the securities with the highest quality and security. In the past year, many investors sought securities that would


PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
10/31/01

SECTOR                                                  10/31/01      10/31/00
--------------------------------------------------------------------------------
Corporate Bonds                                           26.8%        19.0%

Mortgage-Backed
Securities                                                44.5%        30.6%

U.S. Treasury
Securities                                                 0.6%         7.3%

Asset-Backed
Securities                                                15.3%        12.8%

International
Bonds                                                      1.1%         2.2%

U.S. Agency

Bonds                                                      0.3%         2.4%

Short-Term
Investments                                               11.4%        25.7%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 21.                                             11

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/00 - 10/31/01

                                                     DIVIDEND PER SHARE
                                             ----------------------------------
MONTH                                           CLASS A          ADVISOR CLASS
-------------------------------------------------------------------------------
November                                      6.1000 cents       6.3200 cents

December                                      6.1000 cents       6.3000 cents

January                                       5.7654 cents       5.9065 cents

February                                      5.6220 cents       5.7734 cents

March                                         5.5640 cents       5.7088 cents

April                                         5.8058 cents       5.9693 cents

May                                           5.3154 cents       5.5499 cents

June                                          5.1026 cents       5.3502 cents

July                                          5.5559 cents       5.7428 cents

August                                        5.2761 cents       5.4921 cents

September                                     4.8523 cents       5.0282 cents

October                                       5.4304 cents       5.6605 cents
-------------------------------------------------------------------------------
TOTAL                                        66.4899 CENTS      68.8017 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


provide high risk-adjusted returns and low capital volatility. Mortgage-backed securities, which tend to have relatively low risk and provide investors with steady income, benefited from this shift in investor sentiment.

During the year under review, we increased our exposure to mortgage-backed securities from 30.6% to 44.5% of total investments. Mortgage rates generally followed changes in interest rates, falling to annual lows by period-end, and a surge in refinancing and prepayments resulted. As mortgage rates fell, we increased the Fund's exposure to lower coupon bonds in an attempt to reduce risk. We sought and purchased bonds that were seasoned as such bonds have experienced several prepayment cycles and are less likely to be refinanced.

We increased our exposure to investment-grade corporate bonds during the 12-month period, as the U.S. economic slowdown and volatile equity markets impacted corporate bond markets. Such bonds have good credit quality and provide strong yields. We also found value in the high yield marketplace and made selective investments during the year under review.

At the Fund's fiscal year-end, we see overall negative market sentiment primarily because of the September terrorist attacks, worries about retaliation, the sluggish economy and uncertainty about its recovery. We believe Franklin Total Return Fund is strongly positioned with investments in a diversified portfolio of high-quality, fixed income instruments. In seeking income-producing securities, we are committed to employing a value-oriented investment approach that seeks to take advantage of varied investment opportunities across a spectrum of sectors.


/s/Roger A. Bayston
   Roger A. Bayston
   Portfolio Manager
   Franklin Total Return Fund


-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 4.87% for Class A and 5.32% for Advisor Class shares. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
-------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE         10/31/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.43          $9.94         $9.51
DISTRIBUTIONS  (11/1/00 - 10/31/01)
Dividend Income                         $0.664899

ADVISOR CLASS                           CHANGE         10/31/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.44          $9.96         $9.52
DISTRIBUTIONS  (11/1/00 - 10/31/01)
Dividend Income                         $0.688017

PERFORMANCE

                                                                      INCEPTION
CLASS A                                      1-YEAR        3-YEAR      (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +11.87%       +19.51%     +24.35%
Average Annual Total Return(2)                +7.14%        +4.60%      +5.53%
Avg. Ann. Total Return (9/30/01)(3)           +5.95%        +3.76%      +5.13%

Distribution Rate(4)                 5.76%
30-Day Standardized Yield(5)         5.30%


                                                                      INCEPTION
ADVISOR CLASS                                1-YEAR        3-YEAR      (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +12.24%       +20.51%     +25.54%
Average Annual Total Return(2)               +12.24%        +6.42%      +7.24%
Avg. Ann. Total Return (9/30/01)(3)          +10.99%        +5.61%      +6.88%

Distribution Rate(4)                 6.26%
30-Day Standardized Yield(5)         5.78%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           15

FRANKLIN TOTAL RETURN FUND



AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +7.14%
3-Year                                                                   +4.60%
Since Inception  (8/3/98)                                                +5.53%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                                                           10/31/01
--------------------------------------------------------------------------------
1-Year                                                                  +12.24%
3-Year                                                                   +6.42%
Since Inception (8/3/98)                                                 +7.24%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), as calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A (8/3/98-10/31/01)
[LINE GRAPH]

                   Franklin Bond           Lehman Brothers U.S.
                  Fund - Class A            Universal Index(6)            CPI(6)
--------------------------------------------------------------------------------
08/03/1998            $9,579                     $10,000                 $10,000
08/31/1998            $9,761                      $9,999                 $10,012
09/30/1998            $10,038                    $10,236                 $10,024
10/31/1998            $9,966                     $10,194                 $10,048
11/30/1998            $10,010                    $10,296                 $10,048
12/31/1998            $10,031                    $10,320                 $10,042
01/31/1999            $10,104                    $10,388                 $10,066
02/28/1999            $9,912                     $10,224                 $10,078
03/31/1999            $9,949                     $10,301                 $10,108
04/30/1999            $9,976                     $10,362                 $10,182
05/31/1999            $9,844                     $10,257                 $10,182
06/30/1999            $9,812                     $10,239                 $10,182
07/31/1999            $9,770                     $10,197                 $10,213
08/31/1999            $9,778                     $10,186                 $10,237
09/30/1999            $9,861                     $10,296                 $10,286
10/31/1999            $9,894                     $10,339                 $10,305
11/30/1999            $9,958                     $10,356                 $10,311
12/31/1999            $9,940                     $10,336                 $10,311
01/31/2000            $9,850                     $10,301                 $10,342
02/29/2000            $9,966                     $10,432                 $10,403
03/31/2000            $10,050                    $10,554                 $10,488
04/30/2000            $10,006                    $10,521                 $10,495
05/31/2000            $9,985                     $10,502                 $10,507
06/30/2000            $10,247                    $10,728                 $10,562
07/31/2000            $10,346                    $10,832                 $10,586
08/31/2000            $10,501                    $10,990                 $10,586
09/30/2000            $10,590                    $11,046                 $10,641
10/31/2000            $10,647                    $11,090                 $10,659
11/30/2000            $10,771                    $11,240                 $10,666
12/31/2000            $10,998                    $11,456                 $10,659
01/31/2001            $11,211                    $11,679                 $10,727
02/28/2001            $11,275                    $11,777                 $10,769
03/31/2001            $11,316                    $11,817                 $10,794
04/30/2001            $11,210                    $11,765                 $10,837
05/31/2001            $11,260                    $11,850                 $10,886
06/30/2001            $11,307                    $11,883                 $10,905
07/31/2001            $11,560                    $12,117                 $10,874
08/31/2001            $11,670                    $12,269                 $10,874
09/30/2001            $11,715                    $12,357                 $10,923
10/31/2001            $11,911                    $12,605                 $10,886

                       19.11%                     26.05%                   8.86%


ADVISOR CLASS (8/3/98-10/31/01)
[LINE GRAPH]

                     Franklin Bond              Lehman                  CPI(6)
                     Fund - Advisor          Brothers U.S.
                         Class                 Universal
                                               Index(6)
--------------------------------------------------------------------------------
08/03/1998              $10,000                 $10,000                $10,000
08/31/1998              $10,200                 $ 9,999                $10,012
09/30/1998              $10,480                 $10,236                $10,024
10/31/1998              $10,417                 $10,194                $10,048
11/30/1998              $10,464                 $10,296                $10,048
12/31/1998              $10,499                 $10,320                $10,042
01/31/1999              $10,567                 $10,388                $10,066
02/28/1999              $10,369                 $10,224                $10,078
03/31/1999              $10,411                 $10,301                $10,108
04/30/1999              $10,442                 $10,362                $10,182
05/31/1999              $10,306                 $10,257                $10,182
06/30/1999              $10,274                 $10,239                $10,182
07/31/1999              $10,232                 $10,197                $10,213
08/31/1999              $10,243                 $10,186                $10,237
09/30/1999              $10,332                 $10,296                $10,286
10/31/1999              $10,369                 $10,339                $10,305
11/30/1999              $10,438                 $10,356                $10,311
12/31/1999              $10,421                 $10,336                $10,311
01/31/2000              $10,330                 $10,301                $10,342
02/29/2000              $10,452                 $10,432                $10,403
03/31/2000              $10,543                 $10,554                $10,488
04/30/2000              $10,499                 $10,521                $10,495
05/31/2000              $10,480                 $10,502                $10,507
06/30/2000              $10,756                 $10,728                $10,562
07/31/2000              $10,862                 $10,832                $10,586
08/31/2000              $11,027                 $10,990                $10,586
09/30/2000              $11,123                 $11,046                $10,641
10/31/2000              $11,185                 $11,090                $10,659
11/30/2000              $11,306                 $11,240                $10,666
12/31/2000              $11,546                 $11,456                $10,659
01/31/2001              $11,783                 $11,679                $10,727
02/28/2001              $11,852                 $11,777                $10,769
03/31/2001              $11,885                 $11,817                $10,794
04/30/2001              $11,788                 $11,765                $10,837
05/31/2001              $11,843                 $11,850                $10,886
06/30/2001              $11,909                 $11,883                $10,905
07/31/2001              $12,164                 $12,117                $10,874
08/31/2001              $12,282                 $12,269                $10,874
09/30/2001              $12,345                 $12,357                $10,923
10/31/2001              $12,554                 $12,605                $10,886

                         25.54%                  26.05%                 8.86%


6. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt.

16           Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                 YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                             2001          2000           1999           1998           1997
                                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $     9.30    $     9.30     $     9.36     $     9.48     $     9.37
                                                          -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)..............................          .55           .50            .45            .51            .55
 Net realized and unrealized gains (losses) ...........          .17          (.01)          (.06)          (.12)           .10
                                                          -----------------------------------------------------------------------
Total from investment operations ......................          .72           .49            .39            .39            .65
                                                          -----------------------------------------------------------------------
Less distributions from net investment income .........         (.56)         (.49)          (.45)          (.51)          (.54)
                                                          -----------------------------------------------------------------------
Net asset value, end of year ..........................   $     9.46    $     9.30     $     9.30     $     9.36     $     9.48
                                                          =======================================================================

Total return(b)........................................         8.01%         5.44%          4.24%          4.26%          7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  270,175    $  232,413     $  282,685     $  298,298     $  334,990
Ratios to average net assets:
 Expenses(c)...........................................          .95%         1.00%           .96%           .76%           .75%
 Expense excluding waiver and payments by affiliate(c)           .95%         1.00%           .96%           .93%           .93%
 Net investment income ................................         5.82%         5.38%          4.80%          5.38%          5.81%
Portfolio turnover rate(d).............................         2.49%        12.68%         23.23%         38.92%         20.84%


(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes the Fund's share of the Portfolio's allocated expenses.

(d) Represents the Portfolio's rate of turnover.


                      See notes to financial statements.                      17

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                    SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS 93.9%
U.S. Government Adjustable Rate Mortgage Portfolio .............................      26,787,946        $ 253,681,846
                                                                                                        -------------
TOTAL INVESTMENTS (COST $267,426,639) 93.9% ....................................                          253,681,846
OTHER ASSETS, LESS LIABILITIES 6.1% ............................................                           16,493,081
                                                                                                        -------------
TOTAL NET ASSETS 100.0% ........................................................                        $ 270,174,927
                                                                                                        =============

18                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN TOTAL RETURN FUND

                                                                                                CLASS A
                                                                    ----------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------------------
                                                                      2001              2000              1999             1998(d)
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   9.51          $   9.61          $ 10.37          $ 10.00
                                                                    ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................................       .610              .670             .630             .120
 Net realized and unrealized gains (losses) .....................       .490              .020            (.710)            .300
                                                                    ----------------------------------------------------------------
Total from investment operations ................................      1.100              .690            (.080)            .420
                                                                    ----------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................      (.670)            (.790)           (.630)           (.050)
 Net realized gains .............................................         --                --            (.050)              --
                                                                    ----------------------------------------------------------------
Total distributions .............................................      (.670)            (.790)           (.680)           (.050)
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   9.94          $   9.51          $  9.61          $ 10.37
                                                                    ================================================================
Total return(b) .................................................      11.87%             7.61%            (.73)%           4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $ 68,288          $ 20,611          $ 7,870          $ 4,232
Ratios to average net assets:
 Expenses .......................................................        .50%              .50%             .50%           .50%(e)
 Expense excluding waiver and payments by affiliate .............        .99%             1.17%            1.18%            1.29%(e)
 Net investment income ..........................................       6.21%             7.14%            6.32%            5.21%(e)
Portfolio turnover rate(c) ......................................      94.04%            39.64%           96.38%           23.19%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The portfolio turnover rate excludes mortgage dollar roll transactions.
(d) For the period August 3, 1998 (effective date) to October 31, 1998.
(e) Annualized.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                            ADVISOR CLASS
                                                                    ----------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------------------------------
                                                                      2001             2000             1999              1998(d)
                                                                    ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $   9.52         $   9.62         $  10.38          $  10.00
                                                                    ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................................       .630             .710             .660              .120
 Net realized and unrealized gains (losses) .....................       .500             .010            (.710)             .310
                                                                    ----------------------------------------------------------------
Total from investment operations ................................      1.130             .720            (.050)             .430
                                                                    ----------------------------------------------------------------
Less distributions from:
 Net investment income ..........................................      (.690)           (.820)           (.660)            (.050)
 Net realized gains .............................................         --               --            (.050)               --
                                                                    ----------------------------------------------------------------
Total distributions .............................................      (.690)           (.820)           (.710)            (.050)
                                                                    ----------------------------------------------------------------
Net asset value, end of year ....................................   $   9.96         $   9.52         $   9.62          $  10.38
                                                                    ================================================================
Total return(b) .................................................      12.24%            7.87%            (.46)%            4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $ 23,324         $ 13,173         $ 12,099          $ 31,588
Ratios to average net assets:
 Expenses .......................................................        .25%             .25%             .25%              .25%(e)
 Expense excluding waiver and payments by affiliate .............        .74%             .92%             .93%             1.04%(e)
 Net investment income ..........................................       6.50%            7.53%            6.57%             5.46%(e)
Portfolio turnover rate(c) ......................................      94.04%           39.64%           96.38%            23.19%

(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) The portfolio turnover rate excludes mortgage dollar roll transactions.
(d) For the period August 3, 1998 (effective date) to October 31, 1998.
(e) Annualized.

20                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001


                                                                                                     PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                                                            AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.4%
    CORPORATE BONDS 29.2%
    COMMERCIAL SERVICES 1.9%
    Enron Corp., 7.375%, 5/15/19 .........................................................           $1,000,000           $  748,267
    Interpublic Group, senior note, 144A, 7.25%, 8/15/11 .................................            1,000,000            1,014,517
                                                                                                                          ----------
                                                                                                                           1,762,784
                                                                                                                          ----------
    COMMUNICATIONS 2.3%
    Crown Castle International Corp., senior note, 9.375%, 8/01/11 .......................              200,000              175,000
    Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 ..........................              200,000               35,000
(b) McLeodUSA Inc., senior note, 8.125%, 2/15/09 .........................................              300,000               69,750
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 ............................              300,000              211,500
    Sprint Capital Corp., 7.125%, 1/30/06 ................................................              500,000              528,797
    Telus Corp., 8.00%, 6/01/11 ..........................................................              500,000              545,961
    Worldcom Inc., 8.25%, 5/15/31 ........................................................              500,000              513,413
                                                                                                                          ----------
                                                                                                                           2,079,421
                                                                                                                          ----------
    CONSUMER DURABLES 1.6%
    Ford Motor Co., 7.45%, 7/16/31 .......................................................              500,000              468,831
(b) Mattel Inc., 6.00%, 7/15/03 ..........................................................            1,000,000            1,014,587
                                                                                                                          ----------
                                                                                                                           1,483,418
                                                                                                                          ----------
    CONSUMER NON-DURABLES 3.1%
    Conagra Foods Inc., 7.50%, 9/15/05 ...................................................              500,000              546,237
    Kellogg Co., 4.875%, 10/15/05 ........................................................              500,000              504,107
(b) Pepsi Bottling Group Inc., 7.00%, 3/01/29 ............................................              500,000              547,640
    Philip Morris Cos. Inc., 7.50%, 4/01/04 ..............................................              500,000              540,732
    Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 .............................              200,000              210,000
    Tyson Foods Inc., 144A, 8.25%, 10/01/11 ..............................................              500,000              536,262
                                                                                                                          ----------
                                                                                                                           2,884,978
                                                                                                                          ----------
   CONSUMER SERVICES 6.2%
    Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ........................              200,000              193,000
    AOL Time Warner Inc., 6.75%, 4/15/11 .................................................              500,000              524,911
(b) Block Financial Corp., 6.75%, 11/01/04 ...............................................            1,000,000            1,066,030
    Cendant Corp., 7.75%, 12/01/03 .......................................................              500,000              499,706
    Knight-Ridder Inc., 7.125%, 6/01/11 ..................................................              500,000              532,441
    Marriott International, E, 144A, 7.00%, 1/15/08 ......................................              500,000              513,694
    News America Inc., 7.25%, 5/18/18 ....................................................            1,000,000              961,115
    Six Flags Inc., senior note, 9.50%, 2/01/09 ..........................................              150,000              150,188
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..............................              200,000              192,000
    Tyco International Group SA, 7.00%, 6/15/28 ..........................................            1,000,000            1,010,658
                                                                                                                          ----------
                                                                                                                           5,643,743
                                                                                                                          ----------
    DISTRIBUTION SERVICES .2%
    Grand Metropolitan Investment, 7.125%, 9/15/04 .......................................              200,000              218,580
                                                                                                                          ----------
    ELECTRONIC TECHNOLOGY 2.9%
    Compaq Computer Corp., 6.20%, 5/15/03 ................................................              500,000              513,759
(b) Lockheed Martin Corp., 8.50%, 12/01/29 ...............................................              500,000              612,045

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                       PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                             AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    CORPORATE BONDS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
(b) Motorola Inc., senior unsecured note, 7.625%, 11/15/10 ..................................         $ 1,000,000        $ 1,008,241
    Qwest Capital Funding, 7.25%, 2/15/11 ...................................................             500,000            512,934
                                                                                                                         -----------
                                                                                                                           2,646,979
                                                                                                                         -----------
    ENERGY MINERALS .2%
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...........................             161,000            172,270
                                                                                                                         -----------
    FINANCE 5.5%
(b) Capital One Bank, senior note, 6.62%, 8/04/03 ...........................................           1,000,000          1,026,128
    Charles Schwab, senior note, 8.05%, 3/01/10 .............................................             750,000            837,077
    CNA Financial, 6.45%, 1/15/08 ...........................................................             500,000            427,614
    CNA Financial Corp., 6.75%, 11/15/06 ....................................................             375,000            343,520
(b) First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 .....................................             291,000            307,157
    General Motors Acceptance Corp., 6.875%, 9/15/11 ........................................             500,000            492,753
    Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ....................................             150,000            162,725
(b) Societe Generale-New York, sub. note, 7.40%, 6/01/06 ....................................             300,000            331,022
    Washington Mutual Financial, 6.875%, 5/15/11 ............................................           1,000,000          1,065,764
                                                                                                                         -----------
                                                                                                                           4,993,760
                                                                                                                         -----------
    HEALTH SERVICES .4%
    Fresenius Medical Care Capital Trust, 9.00%, 12/01/06 ...................................             200,000            207,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .........................             200,000            195,000
                                                                                                                         -----------
                                                                                                                             402,000
                                                                                                                         -----------
    INDUSTRIAL SERVICES 1.5%
    Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ...................             200,000            203,500
    Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ................             100,000            101,500
    Waste Management Inc., 7.375%, 8/01/10 ..................................................           1,000,000          1,071,107
                                                                                                                         -----------
                                                                                                                           1,376,107
                                                                                                                         -----------
    PROCESS INDUSTRIES .1%
    Applied Extrusion Technologies Inc., senior note, 144A, 10.75%, 7/01/11 .................             100,000            105,500
                                                                                                                         -----------
    PRODUCER MANUFACTURING .6%
    Visteon Corp., senior note, 8.25%, 8/01/10 ..............................................             500,000            525,057
                                                                                                                         -----------
    RETAIL TRADE .6%
    Kroger Co., senior note, 7.65%, 4/15/07 .................................................             500,000            560,146
                                                                                                                         -----------
    TRANSPORTATION .2%
    Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ....................................             200,000            204,000
                                                                                                                         -----------
    UTILITIES 1.9%
    AES Corp., senior note, 8.75%, 6/15/08 ..................................................             200,000            188,000
    Calpine Corp., senior note, 8.625%, 8/15/10 .............................................             200,000            201,659
    Duquesne Light Co., 6.625%, 6/15/04 .....................................................             300,000            299,468
    Utilicorp United Inc., senior note, 8.27%, 11/15/21 .....................................           1,000,000          1,030,853
                                                                                                                         -----------
                                                                                                                           1,719,980
                                                                                                                         -----------
    TOTAL CORPORATE BONDS (COST $26,607,797) ................................................                             26,778,723
                                                                                                                         ===========

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                            AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ASSET BACKED SECURITIES 16.7%
    Aames Mortgage Trust, 6.59%, 6/15/24 ................................................           $    87,753          $    88,073
    Banc One Home Equity Trust, 6.06%, 1/25/12 ..........................................                 8,205                8,217
(b) BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 ...............................................               314,716              332,320
    Champion Home Equity Loan Trust, 7.01%, 7/25/12 .....................................                50,794               51,793
(b) Champion Home Equity Loan Trust, 7.72%, 5/25/29 .....................................               850,000              908,259
    Conseco Finance Securitizations Corp., 6.72%, 10/15/30 ..............................                36,012               36,606
    Countrywide Asset-Backed Certificates, 6.78%, 11/25/27 ..............................               500,000              530,594
    Criimi Mae CMBS Corp., 5.697%, 6/20/30 ..............................................                78,715               81,575
    Equity One Mortgage, 2001-1, AF3, 6.132%, 8/25/32 ...................................             3,000,000            3,106,547
    Ford Credit Auto Owner Trust, 2001D, A3, 4.31%, 6/15/05 .............................             2,700,000            2,765,607
    Green Tree Financial Corp., 6.80%, 12/01/30 .........................................               400,000              403,093
    Green Tree Home Improvement Loan Trust, 7.16%, 3/15/28 ..............................                39,444               40,598
    Mellon Auto Grantor Trust, 5.76%, 10/17/05 ..........................................                80,251               82,035
    Metris Master Trust, 7.11%, 10/20/05 ................................................             3,000,000            3,055,537
    Money Store Home Equity Trust, 6.67%, 2/15/25 .......................................               459,805              473,837
    Residential Asset Securities Corp., 7.39%, 4/25/28 ..................................                15,073               15,092
    Salomon Brothers Mortgage Securities VII, 6.592%, 12/18/33 ..........................             2,500,000            2,678,965
    Saxon Asset Security Trust, 6.31%, 4/25/22 ..........................................                21,913               22,033
(b) Saxon Asset Security Trust, 7.00%, 3/25/27 ..........................................               486,020              519,909
(b) Saxon Asset Security Trust, 6.93%, 1/25/30 ..........................................               150,000              156,920
                                                                                                                         -----------
    TOTAL ASSET BACKED SECURITIES (COST $14,849,457) ....................................                                 15,357,610
                                                                                                                         -----------
    COMMERCIAL MORTGAGE BACKED SECURITIES 2.8%
    JP Morgan Commercial Mortgage Finance, 7.59%, 10/15/32 ..............................               885,025              971,669
(b) Morgan Stanley Capital I, 7.12%, 1/15/08 ............................................             1,000,000            1,057,690
    Vandelbilt Mortgage Finance, 8.29%, 12/07/30 ........................................               500,000              524,492
                                                                                                                         -----------
    TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $2,358,059) .......................                                  2,553,851
                                                                                                                         -----------
    MORTGAGE BACKED SECURITIES 45.7%
    15-YEAR MORTGAGE BACKED SECURITIES 9.3%
    FHLMC, 6.00%, 6/15/11 ...............................................................             2,450,000            2,662,797
    FNMA, 6.00%, 5/15/11 ................................................................             1,500,000            1,624,920
    FNMA, 5.50%, 1/01/14 ................................................................               385,596              392,755
    GNMA, 7.50%, 5/15/05 ................................................................                21,060               22,155
    GNMA, 7.50%, 8/15/05 ................................................................                82,114               86,382
    GNMA, 7.50%, 11/15/05 ...............................................................               133,511              140,451
    GNMA, 7.50%, 12/15/05 ...............................................................               176,493              185,668
    GNMA, 7.50%, 1/15/06 ................................................................               148,472              156,899
    GNMA, 7.50%, 3/15/06 ................................................................                44,924               47,474
    GNMA, 7.50%, 6/15/06 ................................................................                67,076               70,883
    GNMA, 7.50%, 12/15/06 ...............................................................               145,073              153,307
    GNMA, 7.50%, 1/15/07 ................................................................               226,205              239,558
    GNMA, 7.50%, 2/15/07 ................................................................                26,231               27,780
    GNMA, 7.50%, 3/15/07 ................................................................               280,591              297,154
    GNMA, 7.50%, 4/15/07 ................................................................               302,621              320,484
    GNMA, 7.50%, 5/15/07 ................................................................               361,532              382,873
    GNMA, 7.50%, 6/15/07 ................................................................               945,914            1,001,749

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                              PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    MORTGAGE BACKED SECURITIES (CONT.)
    15-YEAR MORTGAGE BACKED SECURITIES (CONT.)
    GNMA, 7.50%, 7/15/07 ......................................................                $  412,278                $   436,616
    GNMA, SF, 7.00%, 2/15/09 ..................................................                   290,590                    308,680
                                                                                                                         -----------
                                                                                                                           8,558,585
                                                                                                                         -----------
    30-YEAR MORTGAGE BACKED SECURITIES 25.0%
    FHLM, 7.50%, 9/01/30 ......................................................                   593,350                    621,539
    FHLM, 7.50%, 11/01/30 .....................................................                   294,554                    308,548
    FHLM, 7.50%, 12/01/30 .....................................................                   132,896                    139,209
    FHLM, 6.00%, 11/01/31 .....................................................                 1,000,000                  1,013,750
    FNMA, 6.50%, 4/01/16 ......................................................                   888,448                    924,153
    FNMA, 6.00%, 6/01/16 ......................................................                   984,907                  1,012,792
    FNMA, 6.00%, 7/01/16 ......................................................                   491,791                    505,715
    FNMA, 6.00%, 8/01/16 ......................................................                 1,000,001                  1,028,313
    FNMA, 6.50%, 9/01/16 ......................................................                   543,365                    565,202
    FNMA, 6.50%, 11/01/28 .....................................................                 3,488,293                  3,587,491
    FNMA, 7.00%, 11/01/28 .....................................................                 2,434,242                  2,537,697
    FNMA, 6.00%, 11/01/29 .....................................................                   700,000                    708,313
    FNMA, 8.00%, 12/01/30 .....................................................                   474,252                    501,705
    FNMA, 6.00%, 5/01/31 ......................................................                   494,259                    500,746
    FNMA, 6.50%, 6/01/31 ......................................................                 2,649,536                  2,729,353
    FNMA, 6.00%, 7/01/31 ......................................................                   499,439                    505,994
    FNMA, 6.00%, 8/01/31 ......................................................                   998,903                  1,012,014
    FNMA, 6.50%, 8/01/31 ......................................................                 1,488,402                  1,533,241
    GNMA, 7.50%, 5/15/23 ......................................................                   758,389                    803,595
    GNMA, 7.00%, 3/15/28 ......................................................                   376,149                    393,448
    GNMA, 7.00%, 5/15/29 ......................................................                    20,395                     21,327
    GNMA, 7.00%, 12/15/30 .....................................................                    35,947                     37,564
    GNMA, 6.50%, 4/20/31 ......................................................                   414,378                    426,763
    GNMA, SF, 7.00%, 10/15/27 .................................................                   365,722                    382,651
    GNMA, SF, 7.00%, 4/15/28 ..................................................                   389,825                    407,753
(b) GNMA II, 6.00%, 3/20/28 ...................................................                   368,624                    373,112
    GNMA II, 6.50%, 3/20/28 ...................................................                   284,123                    292,622
                                                                                                                         -----------
                                                                                                                          22,874,610
                                                                                                                         -----------
    ADJUSTABLE RATE MORTGAGE SECURITIES 11.4%
    FHLM, ARM, 8.195%, 3/01/25 ................................................                 1,314,298                  1,369,565
    FHLM, ARM, 6.977%, 9/01/27 ................................................                   956,060                    982,446
    FNMA, ARM, 5.048%, 1/01/17 ................................................                 1,358,186                  1,387,189
    FNMA, ARM, 7.509%, 6/01/17 ................................................                   577,731                    607,426
    FNMA, ARM, 6.00%, 6/01/15 .................................................                   261,343                    267,526
    FNMA, ARM, 7.232%, 9/01/19 ................................................                   164,631                    171,648
    FNMA, ARM, 6.891%, 12/01/22 ...............................................                 1,067,621                  1,098,200
    FNMA, ARM, 7.843%, 12/01/24 ...............................................                   278,429                    288,834
    FNMA, ARM, 7.090%, 5/01/25 ................................................                   730,647                    756,912
    FNMA, ARM, 8.701%, 6/01/30 ................................................                   627,441                    672,146
    GNMA, ARM, 6.375%, 1/20/23 ................................................                   442,087                    451,877

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
  FRANKLIN TOTAL RETURN FUND                                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONT.)
      MORTGAGE BACKED SECURITIES (CONT.)
      ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
      GNMA, ARM, 7.625%, 10/20/26 .............................................................       $    982,313     $  1,022,659
(b)   Prudential Home Mortgage Securities, 7.445%, 7/25/18 ....................................            861,176          858,181
      Structured Asset Securities Corp., 7.662%, 11/15/26 .....................................            456,440          466,685
                                                                                                                       ------------
                                                                                                                         10,401,294
                                                                                                                       ------------
      TOTAL MORTGAGE BACKED SECURITIES (COST $40,806,039) .....................................                          41,834,489
                                                                                                                       ------------
      OTHER GOVERNMENT AND AGENCY SECURITIES (COST $464,295) .6%
      FNMA, 6.50%, 4/29/09 ....................................................................            500,000          510,738
                                                                                                                       ------------
      FOREIGN GOVERNMENT SECURITIES 1.1%

      Federation of Russia, Reg S, 10.00%, 6/26/07 ............................................             70,000           64,356
      Republic of Brazil, 11.00%, 8/17/40 .....................................................            575,000          379,494
      Republic of Bulgaria, A, FRN, 4.563%, 7/28/24 ...........................................             60,000           47,250
      Republic of Turkey, 12.375%, 6/15/09 ....................................................             50,000           47,063
      United Mexican States, 9.875%, 2/01/10 ..................................................            450,000          498,375
                                                                                                                       ------------
      TOTAL FOREIGN GOVERNMENT SECURITIES (COST $1,104,754) ...................................                           1,036,538
                                                                                                                       ------------
      ZERO COUPON BONDS .3%

      Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
        9.92% thereafter, 4/01/11 .............................................................            200,000          141,500
      Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ..........................            300,000           63,750
      NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ..................            250,000           95,000
                                                                                                                       ------------
      TOTAL ZERO COUPON BONDS (COST $404,589) .................................................                             300,250
                                                                                                                        ------------
      TOTAL LONG TERM INVESTMENTS (COST $86,594,990) ..........................................                          88,372,199
                                                                                                                       ------------
      SHORT TERM INVESTMENTS 12.5%
      INDUSTRIAL SERVICES .1%
      Deere John Owner Trust, 5.94%, 10/15/02 .................................................             65,885           66,248
                                                                                                                       ------------
(a,b) MONEY FUND 12.2%
      Franklin Institutional Fiduciary Trust Money Market Portfolio ...........................         11,142,372       11,142,372
                                                                                                                       ------------
      U.S. GOVERNMENT AND AGENCY SECURITIES .2%
      U.S. Treasury Bill, 11/15/01 ............................................................            200,000          199,830
                                                                                                                       ------------
      TOTAL SHORT TERM INVESTMENTS (COST $11,408,166) .........................................                          11,408,450
                                                                                                                        ------------
      TOTAL INVESTMENTS (COST $98,003,156) 108.9% .............................................                          99,780,649
      OTHER ASSETS, LESS LIABILITIES (8.9%) ...................................................                          (8,168,592)
                                                                                                                       ------------
      TOTAL NET ASSETS 100.0% .................................................................                        $ 91,612,057
                                                                                                                       ============


(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc., an affiliate of Franklin Resources, Inc.
(b) On deposit with broker for initial margin on futures (Note 1(b))


                       See notes to financial statements.                     25

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                                            FRANKLIN
                                                                                           ADJUSTABLE                   FRANKLIN
                                                                                        U.S. GOVERNMENT               TOTAL RETURN
                                                                                        SECURITIES FUND                    FUND
                                                                                        -------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................................               $ 267,426,639                $  98,003,156
                                                                                        ===========================================
  Value ..................................................................                 253,681,846                   99,780,649
 Receivables:
  Investment securities sold .............................................                   3,488,678                      183,854
  Capital shares sold ....................................................                  17,193,129                           --
  Dividends and interest .................................................                   1,173,176                    1,026,312
  Variation margin (Note 1) ..............................................                          --                       67,812
                                                                                        -------------------------------------------
      Total assets .......................................................                 275,536,829                  101,058,627
                                                                                        -------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................................                   1,173,097                    7,744,315
  Capital shares redeemed ................................................                   3,859,786                    1,667,349
  Affiliates .............................................................                     114,837                       31,960
  Shareholders ...........................................................                     192,575                        1,885
 Distributions to shareholders ...........................................                          --                        1,061
 Other liabilities .......................................................                      21,607                           --
                                                                                        -------------------------------------------
      Total liabilities ..................................................                   5,361,902                    9,446,570
                                                                                        -------------------------------------------
       Net assets, at value ..............................................               $ 270,174,927                $  91,612,057
                                                                                        ===========================================
Net assets consist of:
 Undistributed net investment income .....................................               $      87,332                $     (48,798)
 Net unrealized appreciation (depreciation) ..............................                 (13,744,793)                   1,989,822
 Accumulated net realized loss ...........................................                 (82,830,104)                  (1,422,682)
 Capital shares ..........................................................                 366,662,492                   91,093,715
                                                                                        -------------------------------------------
       Net assets, at value ..............................................               $ 270,174,927                $  91,612,057
                                                                                        ===========================================


26                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001

                                                                                                   FRANKLIN
                                                                                                  ADJUSTABLE           FRANKLIN
                                                                                                U.S. GOVERNMENT      TOTAL RETURN
                                                                                                SECURITIES FUND          FUND
                                                                                                ----------------------------------
CLASS A:
 Net assets, at value ......................................................................    $   270,174,927    $    68,288,203
                                                                                                ==================================
 Shares outstanding ........................................................................         28,572,127          6,869,109
                                                                                                ==================================
 Net asset value per share(a) ..............................................................    $          9.46    $          9.94
                                                                                                ==================================
 Maximum offering price per share (net asset value per share / 97.75%, 95.75%, respectively)    $          9.68    $         10.38
                                                                                                ==================================
ADVISOR CLASS:

 Net assets, at value ......................................................................                 --    $    23,323,854
                                                                                                ==================================
 Shares outstanding ........................................................................                 --          2,342,857
                                                                                                ==================================
 Net asset value and maximum offering price per share ......................................                 --    $          9.96
                                                                                                ==================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     27

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                                   FRANKLIN
                                                                                  ADJUSTABLE            FRANKLIN
                                                                                U.S. GOVERNMENT       TOTAL RETURN
                                                                                SECURITIES FUND           FUND
                                                                                -----------------------------------
Investment income:
 Dividends (Note 3) ........................................................    $    14,499,863     $       304,522
 Interest ..................................................................                 --           4,007,839
                                                                                -----------------------------------
      Total investment income ..............................................         14,499,863           4,312,361
                                                                                -----------------------------------
Expenses:
 Management fees (Note 3) ..................................................                 --             245,376
 Administrative fees (Note 3) ..............................................            228,048             126,547
 Distribution fees-Class A (Note 3) ........................................            569,630             114,583
 Transfer agent fees (Note 3) ..............................................            332,469              33,780
 Custodian fees ............................................................                 --                 642
 Reports to shareholders ...................................................             31,891               5,789
 Registration and filing fees ..............................................             28,301              29,918
 Professional fees .........................................................              3,795              10,940
 Trustees' fees and expenses ...............................................             14,194               3,465
 Other .....................................................................                563              10,313
                                                                                -----------------------------------
      Total expenses .......................................................          1,208,891             581,353
      Expenses waived/paid by affiliate (Note 3) ...........................                 --            (308,098)
                                                                                -----------------------------------
       Net expenses ........................................................          1,208,891             273,255
                                                                                -----------------------------------
        Net investment income ..............................................         13,290,972           4,039,106
                                                                                -----------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments ..............................................................         (1,179,489)            582,382
  Financial futures contracts ..............................................                 --             129,490
                                                                                -----------------------------------
       Net realized gain (loss) ............................................         (1,179,489)            711,872
  Net unrealized appreciation on investments and financial futures contracts          5,403,097           2,221,107
                                                                                -----------------------------------
Net realized and unrealized gain ...........................................          4,223,608           2,932,979
                                                                                -----------------------------------
Net increase in net assets resulting from operations .......................    $    17,514,580     $     6,972,085
                                                                                ===================================

28                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                     FRANKLIN ADJUSTABLE                      FRANKLIN
                                                               U.S. GOVERNMENT SECURITIES FUND            TOTAL RETURN FUND
                                                               -------------------------------------------------------------------
                                                                    2001              2000              2001              2000
                                                               -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $  13,290,972     $  13,618,253     $   4,039,106     $   1,901,438
  Net realized gain (loss) from investments and financial
   futures contracts ......................................       (1,179,489)       (2,737,933)          711,872          (185,783)
  Net unrealized appreciation on investments and
   financial futures contracts ............................        5,403,097         2,365,317         2,221,107           345,619
                                                               -------------------------------------------------------------------
      Net increase in net assets resulting from
       operations .........................................       17,514,580        13,245,637         6,972,085         2,061,274
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (13,629,043)      (13,416,415)       (3,056,184)       (1,059,660)
   Advisor Class ..........................................               --                --        (1,219,553)       (1,111,986)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................      (13,629,043)      (13,416,415)       (4,275,737)       (2,171,646)
 Capital share transactions: (Note 2)
   Class A ................................................       33,876,807       (50,101,470)       45,840,131        12,718,009
   Advisor Class ..........................................               --                --         9,291,747         1,207,765
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       33,876,807       (50,101,470)       55,131,878        13,925,774
      Net increase (decrease) in net assets ...............       37,762,344       (50,272,248)       57,828,226        13,815,402
Net assets:
 Beginning of year ........................................      232,412,583       282,684,831        33,783,831        19,968,429
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 270,174,927     $ 232,412,583     $  91,612,057     $  33,783,831
                                                               ===================================================================
Undistributed net investment income included in net assets:
  End of year .............................................    $      87,332     $     933,441     $     (48,798)    $      15,203
                                                               ===================================================================

                       See notes to financial statements.                     29

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Effective March 1, 2001, the name of the Franklin Bond Fund changed to the Franklin Total Return Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at their proportionate interest in the net asset value of the Portfolio. At October 31, 2001 the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

b. FUTURES CONTRACTS

The Franklin Total Return Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

c. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and repurchase price is treated as interest income and realized gains and losses are deferred.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Total Return Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. As permitted, the Guide has been implemented early by the Total Return Fund for the fiscal year ended October 31, 2001. The revised Guide requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to November 1, 2000, premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Trust. The cumulative effect of this accounting change for the Total Return Fund resulted in a reduction of $23,622 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended October 31, 2001 was to decrease net investment income by $42,151, increase unrealized gains by $28,203, and increase realized gains by $13,948. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

          FUND                                                                      CLASS
          -------------------------------------------------------------------------------------
          Franklin Adjustable U.S. Government Securities Fund                       A
          Franklin Total Return Fund                                                A & Advisor

At October 31, 2001 there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                         FRANKLIN ADJUSTABLE
                                                   U.S. GOVERNMENT SECURITIES FUND       FRANKLIN TOTAL RETURN FUND
                                                   -------------------------------------------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
                                                   -------------------------------------------------------------------
CLASS A SHARES:
Year ended October, 2001
 Shares sold ..................................       14,680,519     $ 138,009,293         6,394,449     $  62,400,508
 Shares issued in reinvestment of distributions          900,871         8,437,494           158,227         1,546,171
 Shares redeemed ..............................      (11,994,326)     (112,569,980)       (1,851,411)      (18,106,548)
                                                   -------------------------------------------------------------------
      Net increase ............................        3,587,064     $  33,876,807         4,701,265     $  45,840,131
                                                   ===================================================================
Year ended October, 2000
 Shares sold ..................................       15,193,146     $ 141,054,087         1,746,021     $  16,477,834
 Shares issued in reinvestment of distributions          888,957         8,235,523            61,770           581,748
 Shares redeemed ..............................      (21,485,637)     (199,391,080)         (458,644)       (4,341,573)
                                                   -------------------------------------------------------------------
      Net increase (decrease) .................       (5,403,534)    $ (50,101,470)        1,349,147     $  12,718,009
                                                   ===================================================================
ADVISOR CLASS:
Year ended October, 2001
 Shares sold ..................................                                              923,179     $   8,943,744
 Shares issued in reinvestment of distributions                                              106,655         1,042,651
 Shares redeemed ..............................                                              (71,219)         (694,648)
                                                                                       -------------------------------
      Net increase ............................                                              958,615     $   9,291,747
                                                                                       ===============================
Year ended October, 2000
 Shares sold ..................................                                              189,824     $   1,804,702
 Shares issued in reinvestment of distributions                                               96,283           907,693
 Shares redeemed ..............................                                             (159,264)       (1,504,630)
                                                                                       -------------------------------
      Net increase ............................                                              126,843     $   1,207,765
                                                                                       ===============================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                 AFFILIATION
--------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                     Investment Manager
Franklin Templeton Services, LLC (FT Services)                         Administrative Manager
Franklin/Templeton Investor Services, LLC (Investor Services)          Transfer Agent
Franklin/Templeton Distributors, Inc. (Distributors)                   Principal Underwriter
Templeton Investment Counsel, LLC (TIC)                                Investment Manager
The U.S. Government Adjustable Rate Mortgage Portfolio                 The fund in which the Franklin Adjustable U.S. Government
                                                                         Securities Fund invests.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million. Management fees were reduced for the Franklin Total Return Fund on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TIC provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the month-end assets of the fund.

The Franklin Total Return Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Total Return Fund as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class A for costs incurred in marketing the Funds' shares.

Distributors received net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                               FRANKLIN
                                                              ADJUSTABLE         FRANKLIN
                                                            U.S. GOVERNMENT    TOTAL RETURN
                                                            SECURITIES FUND        FUND
                                                            -------------------------------
          Net commissions received .....................            $56,596         $59,182
          Contingent deferred sales charges ............            $ 4,353         $ 4,493

The Funds paid transfer agent fees of $366,249 of which $262,966 was paid to Investor Services.

At October 31, 2001, Advisers or investment companies managed by Advisers owned 25.11% of the net assets of the Franklin Total Return Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 2001, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Capital loss carryovers expiring in:
           2002 .....................................    $    42,220,363    $            --
           2003 .....................................         18,463,010                 --
           2004 .....................................          8,807,294                 --
           2005 .....................................          4,580,551                 --
           2006 .....................................          2,585,375                 --
           2007 .....................................          1,456,300          1,068,226
           2008 .....................................          3,438,157            142,129
           2009 .....................................          1,279,055                 --
                                                         ----------------------------------
                                                         $    82,830,105    $     1,210,355
                                                         ==================================

On October 31, 2001, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $7,701,615, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions, paydown losses and bond discounts and premiums.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of financial futures transactions and paydown losses and bond discounts and premiums.

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Investments at cost .......................    $   267,426,639    $    98,054,981
                                                         ----------------------------------
          Unrealized appreciation ...................    $       132,503    $     2,972,096
          Unrealized depreciation ...................        (13,877,296)        (1,246,428)
                                                         ----------------------------------
          Net unrealized appreciation (depreciation)     $   (13,744,793)   $     1,725,668
                                                         ==================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 were as follows:

                                                            FRANKLIN
                                                           ADJUSTABLE           FRANKLIN
                                                         U.S. GOVERNMENT      TOTAL RETURN
                                                         SECURITIES FUND          FUND
                                                         ----------------------------------
          Purchases .................................    $    94,858,254    $   106,666,954
          Sales .....................................    $    77,222,318    $    56,902,369

6. FINANCIAL FUTURES CONTRACTS

As of October 31, 2001, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                                  NUMBER OF            DELIVERY           CONTRACT       UNREALIZED
CONTRACTS TO BUY                                                  CONTRACTS              DATES           FACE VALUE         GAIN
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond ...........................................        59          12/01/01-12/31/01      $5,900,000      $  260,064
U.S. Treasury Note ...........................................        29          12/01/01-12/31/02      $2,900,000      $   48,421

                                                                  NUMBER OF            DELIVERY           CONTRACT       UNREALIZED
CONTRACTS TO SELL                                                 CONTRACTS              DATES           FACE VALUE         LOSS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note ...........................................        45          12/01/01-12/31/01      $4,500,000      $  (96,156)

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 21, 2001

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                    YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------------------
                                                             2001            2000            1999            1998          1997
                                                         --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $       9.30    $       9.31    $       9.37    $      9.48   $       9.37
                                                         --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................          .552            .555            .496           .553           .593
 Net realized and unrealized gains (losses) ...........          .213           (.010)          (.060)         (.110)          .110
                                                         --------------------------------------------------------------------------
Total from investment operations ......................          .765            .545            .436           .443           .703
Less distributions from net investment income .........         (.600)          (.555)          (.496)         (.553)         (.593)
                                                         --------------------------------------------------------------------------
Net asset value, end of year ..........................  $       9.47    $       9.30    $       9.31    $      9.37   $       9.48
                                                         ==========================================================================

Total return(b) .......................................          8.52%           6.03%           4.77%          4.80%          7.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $    253,547    $    232,949    $    281,974    $   302,434   $    342,541
Ratios to average net assets:
 Expenses .............................................           .42%            .43%            .43%           .26%           .25%
 Expenses excluding waiver and payments by affiliate ..           .42%            .43%            .43%           .43%           .43%
 Net investment income ................................          5.88%           5.96%           5.32%          5.88%          6.31%
Portfolio turnover rate ...............................          2.49%          12.68%          23.23%         38.92%         20.84%

(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return is not annualized for periods less than one year.See notes to financial statements.

                       See notes to financial statements.                     37

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                     AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.4%
 U.S. GOVERNMENT AND AGENCY SECURITIES 94.2%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 16.5%
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.5%, 11/01/16 ................................    $  1,815,380    $  1,858,524
 Cap 11.40%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ...............................       1,966,519       2,020,793
 Cap 11.989%, Margin 2.478% + 3CMT, Resets Annually, 7.439%, 11/01/35 ............................       4,243,572       4,419,409
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.853%, 5/01/26 .............................       2,170,522       2,265,360
 Cap 12.20%, Margin 2.42% + CMT, Resets Annually, 6.732%, 11/01/29 ...............................      11,309,048      11,683,365
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ...............................         826,605         854,168
 Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.019%, 4/01/18 ...............................       2,747,876       2,852,166
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ...............................       2,137,112       2,196,750
 Cap 13.022%, Margin 1.749% + 6MTB, Resets Annually, 6.348%, 10/01/29 ............................         612,419         615,865
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 .............................       1,287,620       1,318,122
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046, 5/01/25 ...............................       1,917,904       1,985,026
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 .............................         520,129         537,137
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 ..............................         608,757         630,905
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ..............................       1,960,325       2,030,339
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.15%, 4/01/19 .................................       3,406,468       3,500,620
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ...............................       1,352,169       1,391,194
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 .............................         434,378         447,164
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 .......................         614,816         661,751
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 ................................         597,377         626,118
                                                                                                                      ------------
                                                                                                                        41,894,776
                                                                                                                      ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 60.2%
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.339%, 3/01/22 ................................         229,275         236,338
 Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 6.24%, 11/01/27 ...............................       3,906,154       4,045,289
 Cap 11.684%, Margin 1.25% + COFI, Resets Annually, 6.554%, 5/01/19 ..............................       3,951,829       4,066,673
 Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 6.854%, 2/01/30 ...............................       2,987,328       3,116,200
 Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 7.347%, 2/01/25 ..............................         660,574         686,652
 Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 7.001%, 6/01/32 ...........................       4,626,913       4,843,033
 Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.95%, 9/01/29 ................................       4,385,246       4,618,059
 Cap 11.966%, Margin 1.25% + COFI, Resets Monthly,6.526%, 4/01/22 ................................       3,414,337       3,512,159
 Cap 12.13%, Margin 2.598% + CMT, Resets Monthly, 7.13%, 9/01/25 .................................       4,301,138       4,500,243
 Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 6.951%, 1/01/19 ...............................       3,842,320       3,949,221
 Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.452%, 8/01/29 ..............................       6,122,644       6,391,019
 Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 7.09%, 5/01/25 .................................       4,220,372       4,372,086
 Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.864%, 11/01/18 .................         792,489         816,870
 Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.92%, 11/01/17 ...............................       7,798,247       8,069,237
 Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.133%, 3/01/19 ................................       1,325,149       1,367,119
 Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.516%, 10/01/28 ................................         325,362         335,042
 Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.5760%, 1/01/19 ...................       3,325,189       3,372,342
 Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.865%, 1/01/19 ...............................       1,684,680       1,754,110
 Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 9/01/18 ...............................       8,055,978       8,288,594
 Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 5.5630%, 6/01/20 ..............................       4,594,301       4,742,975
 Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.093%, 11/01/20 ..............................       1,282,008       1,325,007
 Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 6.966%, 5/01/19 ...............................       1,816,443       1,858,154
 Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 8.078%, 6/01/17 ...................         831,275         861,458
 Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.024%, 12/01/17 ...............................         436,043         448,244
 Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.252%, 10/01/17 ........................       1,168,305       1,208,979

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.572%, 7/01/17 ...................    $  4,424,301    $  4,609,341
 Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 2/01/19 ...............................       2,855,981       2,937,852
 Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 7.017%, 4/01/18 ..................         282,405         293,116
 Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.146%, 12/01/19 .............................       1,379,272       1,427,047
 Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.716%, 6/01/19 ................................       1,662,479       1,728,116
 Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.863%, 2/01/20 ................................       6,329,272       6,587,919
 Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 6.8%, 12/01/20 .....................       1,448,339       1,504,348
 Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 8.036%, 4/01/19 ..............................       2,391,309       2,489,277
 Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.449%, 6/01/19 ..............................       1,547,300       1,592,362
 Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 7.407%, 6/01/19 ..............................       2,055,240       2,123,655
 Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.328%, 11/01/26 .................         790,220         837,311
 Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 7.06%, 1/01/26 .........................       3,636,937       3,760,316
 Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 6.986%, 6/01/19 ...............................       1,087,953       1,121,502
 Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.081%, 10/01/19 ..............................       2,475,862       2,549,830
 Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.385%, 4/01/03 ................................         963,542         991,003
 Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.167%, 9/01/22 ..............................       4,224,496       4,365,266
 Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 5.748%, 8/01/26 ................................         541,981         552,959
 Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.166%, 3/01/21 ..............................       1,450,078       1,501,164
 Cap 13.688%, Margin 2.179% + 3CMT, Resets Monthly, 7.633%, 3/01/26 ..............................       3,116,979       3,243,980
 Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 6.945%, 12/01/20 ..............................       2,556,023       2,639,892
 Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.698%, 3/01/19 ...............................         785,276         817,148
 Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.8190%, 7/01/24 ...................       2,798,924       2,995,724
 Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.244%, 3/01/22 ........................         249,743         261,910
 Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 7.155%, 8/01/16 .................................          94,122          96,587
 Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.585%, 3/01/18 ..............................         561,436         580,672
 Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 8.29%, 2/01/19 ................................       1,161,377       1,209,419
 Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 8.36%, 12/01/18 ...............................       1,014,313       1,058,174
 Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.396%, 1/01/19 ..............................       1,968,524       2,045,443
 Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.868%, 5/01/21 .........................       3,463,092       3,617,142
 Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 6.902%, 3/01/20 ...............................         933,654         966,188
 Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.745%, 12/01/24 .......................       3,054,236       3,165,710
 Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.301%, 8/01/22 .........................         905,313         942,622
 Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 7.6%, 6/01/19 .................................       2,390,145       2,503,321
 Cap 14.769%, Margin 2.265% + 6MDR, Resets Every 3 Years, 8.098%, 3/01/25 ........................       1,045,598       1,120,097
 Cap 14.804%, Margin 2.186% + 6MDR, Resets Every 3 Years, 6.617%, 12/01/17 .......................         867,525         896,573
 Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 6.405%, 1/01/16 ...............................       3,170,136       3,238,042
 Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.144%, 5/01/19 ..............................       1,304,969       1,363,771
                                                                                                                      ------------
                                                                                                                       152,519,902
                                                                                                                      ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 17.5%
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.75%, 9/20/22 .................................       2,446,853       2,540,504
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.5%, 7/20/29 ..................................       9,576,260       9,713,085
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 4/20/28 ................................       4,794,616       4,923,180
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.25%, 4/20/30 .................................       5,534,875       5,623,793
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.625%, 10/20/24 ...............................       2,729,368       2,843,434
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 7.75%, 7/20/23 .................................       3,424,783       3,555,980
 Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.75%, 7/20/25 .................................         594,266         633,792

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
 U. S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                      AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.5%, 8/20/30 ...................................   $  6,704,454    $  6,850,996
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.375%, 1/20/23 .................................      7,597,836       7,766,086
                                                                                                                      ------------
                                                                                                                        44,450,850
                                                                                                                      ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $236,496,850) ..................................                    238,865,528
                                                                                                                      ------------
 MISCELLANEOUS MORTGAGE BACKED SECURITIES .2%
 Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 6.992%, 1/25/18 ....        289,543         289,362
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 5.629%, 1/25/25 ................         14,675          14,659
 Sears Mortgage Securities, Cap 13.66%, Margin 2.42% +COFI, Resets Monthly, 6.046%, 7/25/21 .......         70,725          71,119
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually, 7.968%, 12/25/18      263,886         264,766
                                                                                                                      ------------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $643,509) ...................................                        639,906
                                                                                                                      ------------
 TOTAL LONG TERM INVESTMENTS (COST $237,140,359) ..................................................                    239,505,434
                                                                                                                      ------------
(a)REPURCHASE AGREEMENT (COST $21,873,969) 8.6%
 Joint Repurchase Agreement, 2.57%, 11/01/01, (Maturity Value $21,875,529) ........................     21,873,969      21,873,969
  ABN AMRO Inc.
  Banc of America Securities, LLC
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  BNP Paribas Corp.
  Credit Suisse First Boston Corp.
  Deutsche Banc Alex Brown Inc.
  Dresdner Kleinwort Benson, North America LLC
  Morgan Stanley & Co. Inc.
  Nesbitt Burns Securities Inc.
  SG Cowen Securities Corp.
  UBS Painewebber
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                      ------------
 TOTAL INVESTMENTS (COST $259,014,328) 103.0% .....................................................                    261,379,403
 OTHER ASSETS, LESS LIABILITIES (3.0)% ............................................................                     (7,832,329)
                                                                                                                      ------------
 TOTAL NET ASSETS 100.0% ..........................................................................                   $253,547,074
                                                                                                                      ============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index
RTC  - Resolution Trust Corp.
TB   - Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2001, all repurchase agreements had been entered into on that date.


40                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

Assets:
 Investments in securities:
  Cost .....................................................................................    $ 259,014,328
                                                                                                -------------
  Value ....................................................................................      261,379,403
 Receivables:
  Investment securities sold ...............................................................        1,145,563
  Interest .................................................................................        1,498,808
                                                                                                -------------
      Total assets .........................................................................      264,023,774
                                                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................        6,880,911
  Capital shares redeemed ..................................................................        3,488,678
  Affiliates ...............................................................................           85,011
 Other liabilities .........................................................................           22,100
                                                                                                -------------
      Total liabilities ....................................................................       10,476,700
                                                                                                -------------
       Net assets, at value ................................................................    $ 253,547,074
                                                                                                =============
Net assets consist of:
 Net unrealized appreciation ...............................................................    $   2,365,075
 Accumulated net realized loss .............................................................      (76,751,706)
 Capital shares ............................................................................      327,933,705
                                                                                                -------------
 Net assets, at value ......................................................................    $ 253,547,074
                                                                                                =============
 Shares outstanding ........................................................................       26,787,946
                                                                                                =============
 Net asset value and maximum offering price per share (net asset value / shares outstanding)    $        9.47
                                                                                                =============

                       See notes to financial statements.                     41

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

Investment income:
 Interest ..................................................................................    $  14,334,747
                                                                                                -------------
Expenses:
 Management fees (Note 3) ..................................................................          909,779
 Custodian fees ............................................................................            2,459
 Reports to shareholders ...................................................................            1,455
 Professional fees .........................................................................            6,760
 Trustees' fees and expenses ...............................................................           14,639
 Other .....................................................................................           16,050
                                                                                                -------------
      Total expenses .......................................................................          951,142
                                                                                                -------------
       Net investment income ...............................................................       13,383,605
                                                                                                -------------
Realized and unrealized gains (losses):

 Net realized loss from investments ........................................................          (87,540)
 Net unrealized appreciation on investments ................................................        5,301,929
                                                                                                -------------
Net realized and unrealized gain ...........................................................        5,214,389
                                                                                                -------------
Net increase in net assets resulting from operations .......................................    $  18,597,994
                                                                                                =============

42                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                                                  2001              2000
                                                                                             -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  13,383,605     $  15,071,786
  Net realized loss from investments ....................................................          (87,540)         (210,331)
  Net unrealized appreciation (depreciation) on investments .............................        5,301,929          (250,160)
                                                                                             -------------------------------
      Net increase in net assets resulting from operations ..............................       18,597,994        14,611,295
 Distributions to shareholders from net investment income ...............................      (14,499,784)      (15,071,786)
 Capital share transactions (Note 2) ....................................................       16,499,844       (48,564,430)
                                                                                             -------------------------------
      Net increase (decrease) in net assets .............................................       20,598,054       (49,024,921)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................      232,949,020       281,973,941
                                                                                             -------------------------------
 End of year ............................................................................    $ 253,547,074     $ 232,949,020
                                                                                             ===============================

                       See notes to financial statements.                     43

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to record all paydown gains and losses as part of investment income. Prior to November 1, 2000, these gains and losses were included in realized gains and losses. The Portfolio recorded $1,221,048 as an adjustment to interest income for paydown gains and losses during the year ended October 31, 2001. Such gains and losses did not impact the net assets or the distributions of the Portfolio.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2001, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                                                                 SHARES            AMOUNT
                                                                                             -------------------------------
Year ended October, 2001
 Shares sold ............................................................................        8,669,523     $  81,531,566
 Shares issued in reinvestment of distributions .........................................        1,542,498        14,499,784
 Shares redeemed ........................................................................       (8,473,365)      (79,531,506)
                                                                                             -------------------------------
      Net increase ......................................................................        1,738,656     $  16,499,844
                                                                                             ===============================
Year ended October, 2000
 Shares sold ............................................................................        8,344,642     $  77,468,342
 Shares issued in reinvestment of distributions .........................................        1,623,370        15,071,636
 Shares redeemed ........................................................................      (15,197,502)     (141,104,408)
                                                                                             -------------------------------
      Net decrease ......................................................................       (5,229,490)    $ (48,564,430)
                                                                                             ===============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2001, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.



4. INCOME TAXES

At October 31, 2001, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

          Capital loss carryovers expiring in:
           2002 ........................................    $ 67,102,060
           2003 ........................................       7,677,608
           2004 ........................................         419,303
           2007 ........................................         140,123
           2008 ........................................         210,331

           2009 ........................................       1,202,281
                                                            ------------
                                                            $ 76,751,706
                                                            ============

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At October 31, 2001, the Portfolio had expired capital loss carryovers of $17,182,002, which were reclassified to paid-in capital.

At October 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $259,014,328 was as follows:

          Unrealized appreciation ......................    $  2,829,279
          Unrealized depreciation ......................        (464,204)
                                                            ------------
          Net unrealized appreciation ..................    $  2,365,075
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 aggregated $78,710,719 and $5,320,335, respectively.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U. S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 21, 2001

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                Please detach at perforation before mailing.





PROXY                                                                    PROXY
                      SPECIAL SHAREHOLDERS' MEETING OF
                                FTI BOND FUND
                               MARCH 22, 2002

The undersigned hereby revokes all previous proxies for his or her shares and appoints Ruta M. Dragunas and Jassmine Braxton, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI Bond Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's Special Shareholders' Meeting to be held at 600 Fifth Avenue New York, New York 10020 at 11:00 a.m. Eastern time on March 22, 2002, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                                          VOTE VIA THE INTERNET:
                                                       WWW.FRANKLINTEMPLETON.COM
                                                         VOTE VIA THE TELEPHONE:
                                                                  1-800-597-7836
                                                                 CONTROL NUMBER:

                                          Note: Please sign exactly as your name
                                          appears on the proxy. If signing for
                                          estates, trusts or corporations, your
                                          title or capacity should be stated. If
                                          shares are held jointly, each holder
                                          must sign.

                                          -----------------------------------
                                                                    Signature
                                          -----------------------------------
                                                                    Signature
                                          -----------------------------------
                                                                         Date

                          (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN INVESTORS SECURITIES TRUST ON BEHALF OF FRANKLIN TOTAL RETURN FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

                                                    FOR     AGAINST     ABSTAIN
1. To approve or  disapprove  an  Agreement  and
Plan of  Reorganization  between  FTI  Funds  on    [ ]       [ ]         [ ]
behalf  of  FTI  Fund  and  Franklin   Investors
Securities  Trust  ("Franklin  Trust") on behalf
of Franklin Total Return Fund ("Franklin  Fund")
that  provides  for  (i)  the   acquisition   of
substantially  all of the  assets of FTI Fund by
Franklin   Fund  in   exchange   for  shares  of
Franklin  Fund,  (ii) the  distribution  of such
shares  to the  shareholders  of FTI  Fund,  and
(iii) the complete  liquidation  and dissolution
of  FTI  Fund.  Shareholders  of FTI  Fund  will
receive  Advisor  Class shares of Franklin  Fund
with an  aggregate  net asset value equal to the
aggregate  net asset  value of such  shareholder
shares in FTI Fund.
                                                  GRANT    WITHHOLD      ABSTAIN
2. To grant the proxyholders the authority to
transact any other business, not currently         [ ]       [ ]          [ ]
contemplated, that may properly come before the meeting.



                IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR
                                 PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.















                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                           FRANKLIN TOTAL RETURN FUND
                             DATED FEBRUARY 25, 2002


                                 ACQUISITION OF
                                  THE ASSETS OF
                                 FTI BOND FUND,
                              A SERIES OF FTI FUNDS

                      BY AND IN EXCHANGE FOR SHARES OF THE
                           FRANKLIN TOTAL RETURN FUND,
               A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of FTI Bond Fund for Advisor Class shares of Franklin Total Return Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Franklin Total Return Fund - Advisor Class dated March 1, 2002.

            2. Statement of Additional Information of FTI Bond Fund dated March 31, 2001.

            3. Annual Report of FTI Bond Fund for the year ended November 30, 2001.

            4. Projected (Pro Forma) after Transaction Financial Statements.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 25, 2002, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Total Return Fund, One Franklin Parkway, San Mateo, CA 94403-1906.












FRANKLIN INVESTORS
SECURITIES TRUST


FRANKLIN FLOATING RATE DAILY ACCESS FUND
FRANKLIN TOTAL RETURN FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2002


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated March 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2001, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks                  2
Officers and Trustees                       22
Management and Other Services               26
Portfolio Transactions                      28
Distributions and Taxes                     30
Organization, Voting Rights
 and Principal Holders                      32
Buying and Selling Shares                   33
Pricing Shares                              36
The Underwriter                             37
Performance                                 37
Miscellaneous Information                   42
Description of Ratings                      42


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------



GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN FLOATING RATE DAILY ACCESS FUND
(FLOATING RATE FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide a high level of current income. Its secondary goal is capital preservation. The Fund may not:

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission (SEC), or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions, and can be subject to the types of risks described below:

FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES Under normal market conditions the Floating Rate Fund invests at least 80% of its net assets in income producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate Loans include Participation Interests in Corporate Loans or Assignments of Corporate Loans. Corporate Debt Securities are investments by securityholders in obligations issued by corporations. In exchange for their investment in the corporation, securityholders receive income from the corporation and the return of their investments in the corporation.

A Corporate Loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a Corporate Loan. One or more of the lenders usually administers the Loan on behalf of all the lenders. This lender is referred to as the Agent Bank.

The Fund may invest in a Corporate Loan in one of three ways. It may make a direct investment in the Corporate Loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a lender or other financial institution which represent a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a Corporate Loan previously attributable to a different lender. Unlike a Participation Interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a Corporate Loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the Corporate Loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying Corporate Loan. However, the Fund may be able to invest in Corporate Loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in Corporate Loans may exist.

If the Fund purchases an Assignment from a lender, the Fund will generally have direct contractual rights against the Borrower in favor of the lenders. On the other hand, if the Fund purchases a Participation Interest either from a lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the lender or Participant who sold the Participation Interest to the Fund, in addition to the usual credit risk of the Borrower. Therefore, when the Fund invests in Corporate Loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of the Fund's investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody's. If unrated, the manager must determine that the obligations are of comparable quality.

Corporate Debt Securities typically are in the form of notes or bonds. They may be issued in a public or private offering in the securities markets. Corporate Debt Securities will have terms similar to Corporate Loans, but will not be in the form of Participation Interests or Assignments. Unlike Corporate Loans, Corporate Debt Securities often are part of a large issue of securities which are held by a large group of investors.

The terms of each senior secured Corporate Loan and Corporate Debt Security require that the collateral securing the obligation have a fair market value at least equal to 100% of the amount of such Corporate Loan or Corporate Debt Security. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional security.

The Borrower under a Corporate Loan and the issuer of a Corporate Debt Security must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate or in any trust indenture or comparable document in connection with a Corporate Debt Security. A restrictive covenant is a promise by the Borrower to not take certain action that may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.

The Fund's investments may be either unrated or rated by one or more NRSROs, such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are currently not rated by any NRSRO.

The Fund will invest at least 75% of its total assets in Corporate Loans and Corporate Debt Securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager. The Fund may invest up to 25% of its total assets in Corporate Loans and Corporate Debt Securities that are rated less than B by an NRSRO or, if unrated, determined to be of comparable quality by the manager. However, the Fund will make such an investment only after the manager determines that the investment is suitable for the Fund based on the manager's independent credit analysis. Generally, this means that the manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

High risk, debt securities that are rated less than investment grade entail default and other risks greater than those associated with higher-rated securities. Lists of these ratings are shown in the Appendix to this SAI. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk investments, commonly known as "junk bonds." However, the Corporate Loans and Corporate Debt Securities in which the Fund primarily invests are not junk bonds. They have features that junk bonds generally do not have. Corporate Loans and Corporate Debt Securities are senior obligations of the Borrower and are secured by collateral. They generally are subject to certain restrictive covenants in favor of the Lenders or securityholders that invest in the Corporate Loans or Corporate Debt Securities.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However, the Fund may attempt to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against interest rate fluctuations by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

FOREIGN INVESTMENTS. The Fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign borrowers or U.S. subsidiaries of non-U.S. Borrowers. The manager will evaluate the creditworthiness of non-U.S. Borrowers by using the same analysis that it uses for U.S. Borrowers. The Fund may also invest in Corporate Loans to and Corporate Debt Securities issued by U.S. Borrowers that have significant non-U.S. dollar-denominated revenues. However, the Fund will only invest in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. Where Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, the Fund may arrange for payment in U.S. dollars by entering into a foreign currency swap.

These obligations may involve risks not typically involved in domestic investment. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation of assets, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks or other actions that restrict the purchase or sale of assets or result in a loss of assets. There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. In addition, the Fund may have more difficulty pursuing legal remedies and enforcing judgments in foreign countries.

FOREIGN CURRENCY SWAPS Foreign currency swaps involve the exchange by the Fund with another party of the right to receive foreign currency (paid under a Corporate Loan or Corporate Debt Security) for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if, at the time of entering into the transaction, the counterparty's outstanding debt obligations are investment grade. This means they are rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined by the manager to be of comparable quality. If there is a counterparty default, the Fund will have contractual remedies pursuant to the swap arrangements. However, if a replacement swap arrangement is unavailable or if the Fund is unable to recover damages from the defaulting counterparty, the Fund's right to foreign currency payments under the loan or debt security will be subject to fluctuations based upon changes in the applicable exchange rate. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty for fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, the Fund will set aside in a segregated account an amount of cash or high-grade liquid debt securities at least equal to the amount of compensation that must be paid to the counterparty.

INTEREST RATE SWAPS The Fund usually will enter into interest rate swaps on a net basis. This means that the Fund will receive or pay, as the case may be, only the difference between the two rates. The net amount of the Fund's obligations over its entitlements, if any, with respect to each interest rate swap will be accrued on a daily basis. The Fund will then set aside in a segregated account an amount at least equal to the accrued net obligation. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the Fund will segregate an amount equal to the Fund's full obligations.

The Fund will not enter into any interest rate hedging transaction unless the manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party to be investment grade. If there is a default by the counterparty to such a transaction, bankruptcy and insolvency laws could affect the Fund's rights as a creditor. In recent years, the swap market has grown substantially and many portions of the swap market have become relatively liquid, in comparison with other similar instruments traded in the interbank market. However, there can be no assurance that the Fund will be able to terminate an interest rate swap or be able to sell or offset interest rate caps or floors that it has purchased.

The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

Since interest rate transactions are individually negotiated, the manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

WARRANTS AND OTHER EQUITY SECURITIES To a limited extent, the Fund also may acquire Warrants and other Equity Securities. The Fund will only acquire such Warrants and Equity Securities to the extent that they are acquired in connection with or incidental to the Fund's other investment activities.

FORWARD CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward currency exchange contracts (forward contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction at a price that more than covers the premium and transaction costs.

The Fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the Fund when buying a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed, the close of the New York Stock Exchange, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical offsetting option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

CALL AND PUT OPTIONS ON SECURITIES. The Fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit or initial margin) as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by SEC rules, assets in a segregated account to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract or related options and the aggregate value of the initial and variation margin payments or premiums made by the Fund with respect to such futures contracts or related options.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

CONVERSION TO A MASTER/FEEDER STRUCTURE The Fund currently invests directly in securities. Certain Franklin Templeton funds, however, are "feeder funds" in a master/feeder fund structure. This means they invest their assets in a "master fund" that, in turn, invests its assets directly in securities. The Fund's investment goals and other fundamental policies allow it to invest either directly in securities or indirectly in securities through a master fund. In the future, the Fund's board may decide to convert the Fund to a master/feeder structure. If this occurs, your purchase of Fund shares will be considered your consent to a conversion and we will not seek further shareholder approval. We will, however, notify you in advance of the conversion. If the Fund converts to a master/feeder structure, its fees and total operating expenses are not expected to increase.

FRANKLIN TOTAL RETURN FUND
(TOTAL RETURN FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to provide high current income, consistent with preservation of capital. Its secondary goal is capital appreciation over the long term.

The Fund may not:

1. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment
(a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions, and can be subject to the types of risks described below:

ASSET-BACKED SECURITIES The Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. In general, asset-backed securities contain shorter maturities than bonds or mortgage loans. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

BORROWING The Fund does not borrow money, except that the Fund may borrow for temporary or emergency purposes in an amount not to exceed 30% of its total assets (including the amount borrowed). As a matter of non-fundamental policy, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

HIGH YIELD SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. Please see the appendix for a discussion of the ratings.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DERIVATIVE SECURITIES

Some types of investments discussed in the prospectus and this SAI may be considered "derivative securities." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, the Fund may invest in CMOs, REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, structured notes and uncovered mortgage dollar rolls. Some, all or the component parts of these instruments may be considered derivatives. As discussed below and in the prospectus, the Fund may enter into futures contracts, option transactions and foreign currency exchange transactions which are also generally considered "derivative securities."

Derivative securities may be used to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way.

FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of financial futures and foreign currency futures and options on these contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with different interest rates from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to the market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to such change in value. The Fund may also cover its futures position by holding a call option on the same futures contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.

Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security, although the Fund may engage in futures and related options to earn additional income. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities owned by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it expects that interest rates may decline, the Fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

OPTIONS ON FUTURES CONTRACTS. The Fund may buy and sell (write) options on futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency.

If the Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. The Fund may lose the entire amount of the premium (plus related transaction costs) paid for options it has purchased if the option expires worthless. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Fund is "covered" if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities in a segregated account with its custodian.

The Fund proposes to take advantage of investment opportunities in the area of futures contracts and options on futures contracts that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment goal and policies and are legally permissible transactions for the Fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contract(s)) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the forward contract.

The Fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under forward contracts, cash, cash equivalents or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the Fund's custodian bank to be used to pay for the commitment, or the Fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily.

INTEREST RATE, TOTAL RETURN AND CURRENCY SWAPS. The Fund may invest in interest rate, total return and currency swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and that entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A total return swap is an agreement between two counterparties where one counterparty pays the other the total return of a particular instrument (e.g., a note, bond or stock) in exchange for a regular payment, typically at a floating rate based on LIBOR, but may be a fixed rate or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. Settlement is typically through a cash payment. The Fund may enter into total return swaps when it owns an asset which cannot be sold for practical or business reasons, but the manager wishes to eliminate exposure to the risk of the issuer. The risk of loss with respect to total return swaps is limited to the net amount of total return or floating rate payments that the Fund is contractually obligated to make. If the other party to a total return swap defaults, the Fund's risk of loss consists of the net amount of total return or floating rate payments that the Fund is contractually entitled to receive.


FOREIGN SECURITIES The Fund may invest a portion of its assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID INVESTMENTS The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements of more than seven days duration and other securities which are not readily marketable. For the Total Return Fund, investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 15% of the Fund's total net assets. Notwithstanding this limitation, the Total Return Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (1933 Act) (restricted securities), where such investment is consistent with the Fund's investment goals and the manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

MORTGAGE SECURITIES - GENERAL CHARACTERISTICS Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The Total Return Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Total Return Fund may invest in mortgage-backed securities issued or guaranteed by private institutions. The Total Return Fund may also invest in mortgage-backed securities issued or guaranteed by foreign governments or governmental agencies.

A mortgage-backed security is an interest in a pool of mortgage loans. The primary issuers or guarantors of these securities are GNMA, FNMA and FHLMC. GNMA creates mortgage-backed securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The Total Return Fund may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Total Return Fund's quality standards. The Total Return Fund may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the manager determines that the securities meet the Fund's quality standards.

Most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees). The Total Return Fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares. In general, the value of debt securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas coupon rates of adjustable rate mortgage securities move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

The mortgage securities in which the Total Return Fund invests differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk" than ARMS.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. An unexpected rise in interest rates could extend the life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. ARMS, however, have less risk of a decline in value during periods of rapidly rising rates but, like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Some of the CMOs in which the Fund may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional mortgage securities, are interests in pools of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying these mortgage securities generally will act as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, the Fund's net asset value should fluctuate less significantly than if it invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, the value of the ARMS will fluctuate affecting the Fund's net asset value.

Because the interest rates on the mortgages underlying ARMS are reset periodically, the Fund may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. The Fund, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage security. Since most mortgage securities held by the Fund will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return.

Please keep in mind that during periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares before the interest rates on the underlying mortgages reset to market rates. Also, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Fund may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the Fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three, five, seven and ten years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the Fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS), REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS) AND MULTI-CLASS PASS-THROUGHS. The Total Return Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders.

CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by FHLMC, FNMA or GNMA, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer.

Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the Fund to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor to predict more accurately the pace at which principal is returned. The Fund may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

Some of the CMOs in which the Fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the inability to dispose of such securities at an advantageous price under certain circumstances.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since the U.S. government does not guarantee them. The trustees of the Fund believe that the risk of loss from an investment in privately issued CMOs is justified by the higher yield the Total Return Fund will earn in light of the historic loss experience on these instruments.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the Fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency or instrumentality.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

RESETS. The interest rates paid on ARMS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Fund may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

MORTGAGE DOLLAR ROLLS. The Total Return Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The Fund could suffer a loss if the contracting party fails to perform the future transaction in that the Fund may not be able to buy back the mortgage-backed securities it initially sold. The Total Return Fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

STRIPPED MORTGAGE SECURITIES. The Total Return Fund may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Total Return Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund invests and are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. Some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by the Fund's board of trustees. The board of trustees may, in the future, adopt procedures that would permit the Fund to acquire, hold and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.


SHORT SELLING The Fund may engage in short selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements, will retain the proceeds of the short sale until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the then current market value of the securities sold short. Under amendments made by the Revenue Act of 1997, entering into a short sale could cause immediate recognition of gain (but not loss) on the date the constructive sale of an appreciated financial position is entered.

STRUCTURED INVESTMENTS In addition to CMOs and stripped mortgage-backed securities, the Fund may invest in other structured investments such as collateralized loan obligations and collateralized bond obligations. These securities typically are issued in one or more classes that are backed by or represent an interest in certain underlying instruments with the cash flows on the underlying instruments apportioned among the classes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The Fund may invest in structured investments that are either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.


U.S. GOVERNMENT SECURITIES The Fund may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Fund may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association (GNMA). GNMA guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Fund may invest. Securities issued by these agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to buy certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality. The Fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

MORE INVESTMENT POLICIES AFFECTING EACH FUND

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of either Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economy.

Temporary defensive investments generally may include short-term debt instruments such as U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS The Funds may buy securities on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which a Fund buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Fund deems it to be advisable. When a Fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment goal and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The Total Return Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------

                                           NUMBER OF
                                         PORTFOLIOS IN
                                          FUND COMPLEX      OTHER
NAME, AGE AND                 LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
ADDRESS          POSITION    TIME SERVED     TRUSTEE*        HELD
---------------------------------------------------------------------------

FRANK H. ABBOTT,  Trustee     Since 1986      108            None
III (80)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
----------------------------------------------------------------------------

HARRIS J. ASHTON  Trustee     Since 1986      139      Director, RBC
(69)                                                   Holdings, Inc.
One Franklin                                           (bank holding
Parkway                                                company) and
San Mateo, CA                                          Bar-S Foods
94403-1906                                             (meat packing
                                                       company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------

S. JOSEPH         Trustee     Since 1989      140      None
FORTUNATO (69)
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.

-----------------------------------------------------------------
EDITH E. HOLIDAY  Trustee     Since 1998       85       Director,
(49)                                                    Amerada Hess
One Franklin                                            Corporation
Parkway                                                 (exploration and
San Mateo, CA                                           refining of oil
94403-1906                                              and gas),
                                                        Hercules
                                                        Incorporated
                                                        (chemicals,
                                                        fibers and
                                                        resins), Beverly
                                                        Enterprises,
                                                        Inc. (health
                                                        care), H.J.
                                                        Heinz Company
                                                        (processed foods
                                                        and allied
                                                        products), RTI
                                                        International
                                                        Metals, Inc.
                                                        (manufacture and
                                                        distribution of
                                                        titanium), Digex
                                                        Incorporated
                                                        (web hosting
                                                        provider), and
                                                        Canadian
                                                        National Railway
                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------

FRANK W.T.        Trustee     Since 1986      108      Director, The
LAHAYE (72)                                            California
One Franklin                                           Center for Land
Parkway                                                Recycling
San Mateo, CA                                          (redevelopment).
94403-1906

PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS:
President, Las Olas L.P. (Asset Management) and FORMERLY,
Chairman, Peregrine Venture Management Company (venture
capital); General Partner, Miller & LaHaye and Peregrine
Associates, the general partners of Peregrine Venture funds.
----------------------------------------------------------------------------

GORDON S.         Trustee     Since 1992      139      Director, Martek
MACKLIN (73)                                           Biosciences
One Franklin                                           Corporation,
Parkway                                                WorldCom, Inc.
San Mateo, CA                                          (communications
94403-1906                                             services),
                                                       MedImmune, Inc.
                                                       (biotechnology),
                                                       Overstock.com
                                                       (Internet
                                                       services), and
                                                       Spacehab, Inc.
                                                       (aerospace
                                                       services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992), and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------


INTERESTED BOARD MEMBERS AND FUND OFFICERS
-------------------------------------------


                                           NUMBER OF
                                         PORTFOLIOS IN
                                          FUND COMPLEX      OTHER
NAME, AGE AND                 LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
ADDRESS          POSITION    TIME SERVED     TRUSTEE*        HELD
---------------------------------------------------------------------------

**EDWARD B.      President    Since 1983       10      None
JAMIESON (53)    and
One Franklin     Trustee
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin
Advisers, Inc.; and officer of other subsidiaries of Franklin
Resources, Inc.
-----------------------------------------------------------------

**CHARLES B.     Chairman     Since 1986      139      None
JOHNSON (68)     of the
One Franklin     Board
Parkway          and
San Mateo, CA    Trustee
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.


-----------------------------------------------------------------

**RUPERT H.      Vice         Since 1987      120      None
JOHNSON, JR.     President
(61)             and
One Franklin     Trustee
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:


Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.

-----------------------------------------------------------------

HARMON E. BURNS  Vice         Since 1986      None     None
(57)             President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

MARTIN L.        Vice         Since 1995      None     None
FLANAGAN (41)    President
One Franklin     and
Parkway          Chief
San Mateo, CA    Financial
94403-1906       Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

DAVID P. GOSS    Vice         Since 2000      None     None
(54)             President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc.
and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------

BARBARA J.       Vice         Since 2000      None     None
GREEN (54)       President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor
to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and
Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------

CHARLES E.       Vice         Since 1992      None     None
JOHNSON (45)     President
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director,
Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton
Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the
Board, President and Director, Franklin Investment Advisory
Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the
investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------

EDWARD V. MCVEY  Vice         Since 1986      None     None
(64)             President
26335 Carmel
Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.;
and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 29 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

KIMBERLEY       Treasurer     Since 2000      None     None
MONASTERIO (38) and
One Franklin    Principal
Parkway         Accounting
San Mateo, CA   Officer
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC.; and
officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------

MURRAY L.       Vice          Since 2000     None     None
SIMPSON (64)    President
One Franklin    and
Parkway         Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the
subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director,
Templeton Franklin Investment Services (Asia) Limited (until
2000) and Director, Templeton Asset Management Ltd. (until
1999).
-------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as Executive Vice President of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The Trust pays noninterested board members $625 per month plus $600 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to the noninterested board members by the Trust and by Franklin Templeton Investments.

                                        TOTAL FEES
                          TOTAL FEES  RECEIVED FROM
                           RECEIVED     FRANKLIN
                           FROM THE     TEMPLETON
                           TRUST/1    INVESTMENTS/2
 NAME                        ($)          ($)
 ----------------------------------------------------
 Frank H. Abbott, III      10,354       163,675
 Harris J. Ashton          10,696       353,221
 S. Joseph Fortunato        9,973       352,380
 Edith E. Holiday          13,500       254,670
 Frank W.T. LaHaye          9,754       154,197
 Gordon S. Macklin         10,696       353,221

1. For the fiscal year ended October 31, 2001.
2. For the calendar year ended December 31, 2001.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.

INDEPENDENT BOARD MEMBERS

                                                    AGGREGATE
                                                  DOLLAR RANGE
                                                    OF EQUITY
                                                  SECURITIES IN
                                                    ALL FUNDS
                                                   OVERSEEN BY
                                                    THE BOARD
                                                  MEMBER IN THE
                              DOLLAR RANGE     FRANKLIN TEMPLETON
NAME OF BOARD MEMBER         OF EACH FUND          FUND COMPLEX
-----------------------------------------------------------------
Frank H. Abbott, III              None           Over $100,000
Harris J. Ashton                  None           Over $100,000
S. Joseph Fortunato               None           Over $100,000
Edith E. Holiday                  None           Over $100,000
Frank W.T. LaHaye                 None           Over $100,000
Gordon S. Macklin                 None           Over $100,000

INTERESTED BOARD MEMBERS

                                                    AGGREGATE
                                                  DOLLAR RANGE
                                                    OF EQUITY
                                                  SECURITIES IN
                                                    ALL FUNDS
                                                   OVERSEEN BY
                                                    THE BOARD
                             DOLLAR RANGE OF      MEMBER IN THE
                           EQUITY SECURITIES    FRANKLIN TEMPLETON
NAME OF BOARD MEMBER         IN EACH FUND         FUND COMPLEX
-----------------------------------------------------------------
Edward B. Jamieson                None           Over $100,000
Charles B. Johnson                None           Over $100,000
Rupert H. Johnson, Jr.            None           Over $100,000

BOARD COMMITTEES

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith
E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ending October 31, 2001, the Audit Committee met twice and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager, and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

During the past fiscal year, the board considered and approved the renewal of each Fund's management agreements with its manager. In connection with this annual review, the board, with the advice and assistance of independent counsel, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by its manager and its affiliates. The board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of each Series of the Trust relative to its peer group of mutual funds.


In addition, the board considered, among other factors:

o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Series of the Trust;

o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided to each Series of the Trust;

o  the investment performance of each Series of the Trust;

o information on the investment performance, advisory fees, administration fees and expense ratios of other registered investment companies within Franklin Templeton Investments;

o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the manager but believed to be generally comparable in their investment objectives and size to each Series of the Trust; and

o the continuing need of the manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry.

The board also considered various improvements and upgrades in shareholder services made during the year, financial information about the manager's costs, an analysis of historical profitability of each Series of the Trust, and the importance of supporting quality, long-term service by the manager to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the board determined that renewal of the management agreements was in the best interests of each Series of the Trust and its shareholders and on that basis approved their renewal.

MANAGEMENT FEES The Floating Rate Daily Access Fund pays the manager a fee equal to an annual rate of:

o  0.450% of the value of net assets up to and including $500 million;

o 0.350% of the value of net assets over $500 million up to and including $1 billion;

o 0.300% of the value of net assets over $1 billion up to and including $1.5 billion;

o 0.250% of the value of net assets over $1.5 billion up to and including $6.5 billion;

o 0.225% of the value of net assets over $6.5 billion up to and including $11.5 billion;

o 0.200% of the value of net assets over $11.5 billion up to and including $16.5 billion;

o 0.190% of the value of net assets over $16.5 billion up to and including $19 billion;

o 0.180% of the value of net assets over $19 billion up to and including $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.


Total Return Fund pays the manager a fee equal to an annual rate of:


o  0.425% of the value of net assets up to and including $500 million; and

o 0.325% of the value of net assets over $500 million and not over $1 billion; and

o 0.280% of the value of net assets over $1 billion and not over $1.5 billion; and

o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion; and

o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion; and

o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion; and

o 0.190% of the value of net assets over $16.5 billion and not over $19 billion; and

o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and

o  0.170% of the value of net assets in excess of $21.5 billion.

The fee is computed according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Funds paid the following management fees:

                                     MANAGEMENT FEES PAID ($)
                              -------------------------------------
                                    2001         2000        1999
---------------------------------------------------------------------
Floating Rate Daily Access        106,239         0           0
Fund/1
Total Return Fund2                 63,825         0           0

1. For the fiscal year ended October 31, 2001, management fees, before any advance waiver, totaled $112,455. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

2. For the fiscal years ended October 31, 2001, 2000 and 1999, management fees, before any advance waiver, totaled $255,494, $110,393, and $142,878, respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES Each Fund pays FT Services a monthly fee equal on an annual basis to 0.20% of each Fund's average daily net assets.

For the period from May 1, 2001 to October 31, 2001, Floating Rate Daily Access Fund paid FT Services the following administration fees:

                                             ADMINISTRATION
                                             FEES PAID ($)
------------------------------------------------------------
2001                                             51,194

During the last three fiscal years ended October 31, the Total Return Fund paid FT Services the following administration fees:

                                             ADMINISTRATION
                                             FEES PAID ($)/1
------------------------------------------------------------
2001                                               0
2000                                               0
1999                                               0

1. For the fiscal years ended October 31, 2001, 2000, and 1999, administration fees, before any advance waiver, totaled $126,547, $52,036, and $67,330 respectively. Under an agreement by FT Services to waive its fees, the Total Return Fund paid the administration fees shown.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended October 31, Total Return Fund paid the following brokerage commissions:

                                              BROKERAGE
                                           COMMISSIONS ($)
 -----------------------------------------------------------
 2001                                           8,082
 2000                                           1,395
 1999                                           3,964

For the fiscal year ended October 31, 2001, the Total Return Fund paid brokerage commissions of $8,082 from aggregate portfolio transactions of $159,940,708 to brokers who provided research services.

As of October 31, 2001, the Total Return Fund owned securities issued by Charles Schwab & Co Inc.; UBS Painwebber; Morgan (JP) Securities Inc.; Solomon Brothers Inc. and Morgan Stanley Dean Witter, valued in the aggregate at $837,000, $163,000, $972,000, $2,679,000, and $1,058,000 respectively.
Except as noted, the Total Return Fund did not own securities issued by its regular broker-dealers as of the end of the fiscal year.

Because the Floating Rate Daily Access Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Funds, as funds with multiple classes of SHARES, calculate income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the % or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities. These considerations apply to the Total Return and Floating Rate Daily Access Funds to the extent that they invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you own your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you have owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of each Fund is derived primarily from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES These Funds may invest in complex securities that could require each Fund to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

STRUCTURED INVESTMENTS. Each Fund is also permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Total Return Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Floating Rate Daily Access Fund is permitted to construct an investment position by combining a traditional debt security denominated in one currency with a forward contract calling for the exchange of that currency with another currency. Each Fund could also invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deep-discount or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Floating Rate Daily Access Fund in a non-diversified series and Total Return Fund is a diversified series of Franklin Investors Securities Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Floating Rate Daily Access Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The full title of each class is:

o  Franklin Floating Rate Daily Access Fund -  Class A
o  Franklin Floating Rate Daily Access Fund -  Class B
o  Franklin Floating Rate Daily Access Fund -  Class C
o  Franklin Floating Rate Daily Access Fund -  Advisor Class

The Total Return Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Total Return Fund began offering Class R shares on January 1, 2002 and Class B and C shares on March 1, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Total Return Fund -  Class A
o  Franklin Total Return Fund -  Class B
o  Franklin Total Return Fund -  Class C
o  Franklin Total Return Fund -  Class R
o  Franklin Total Return Fund - Advisor Class

Shares of each class of the Floating Rate Daily Access and Total Return Funds represent proportionate interests in each Fund's assets. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of January 31, 2002, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS    PERCENTAGE
                                                       (%)
----------------------------------------------------------------
ADJUSTABLE U.S. GOVERNMENT
SECURITIES FUND
First Place Bank
Accounting Department
185 E Market St
Warren, OH 44481-1102                 Class A          5.42

FLOATING RATE DAILY ACCESS FUND
Painwebber   For  the  Benefit  of
Lipocine Inc.
350 West 800 North 314
Salt Lake City, UT 84103-1443         Class A          5.31

Franklin Advisers Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Class A         12.88

Franklin Advisers Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Class B         44.87

Franklin Advisers Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Class C         13.49

Franklin Advisers Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Advisor         81.79

TOTAL RETURN FUND
Franklin Advisers Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Class R         96.77

Franklin Templeton Fund
Allocator Conservative Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906              Advisor         23.88

Franklin Templeton Fund
Allocator Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906              Advisor         46.75

Franklin Templeton Fund
Allocator Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906              Advisor         17.81

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906              Advisor         10.20

Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Trust, may be considered beneficial holders of Floating Rate Daily Access and Total Return Fund shares held by Franklin Advisers, Inc. (Advisers). As principal shareholders of Franklin Resources, Inc., they may be able to control voting of Advisers' shares of Floating Rate Daily Access and Total Return Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Floating Rate Daily Access Fund, no person holds beneficially or of record more than 5% of the outstanding shares of the Fund.

As of January 31, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in a Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. Each Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to a Fund at a later date. These sub-accounts may be registered either by name or number. A Fund's investment minimums apply to each sub-account. A Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining their NAV, each Fund values cash and receivables at their realizable amounts, and record interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Funds determine the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by each Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by each Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Floating Rate Daily Access Fund is new, it has no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Total Return Fund's average annual total returns before taxes for the indicated periods ended October 31, 2001, were:

                                                    SINCE
                                                  INCEPTION
ADVISOR CLASS                       1 YEAR (%)   (8/3/98) (%)
--------------------------------------------------------------
Total Return Fund                     12.24         7.24

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS.

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). Total Return Fund's average annual total returns after taxes on distributions for the indicated periods ended October 31, 2001, were:

                                                      SINCE
                                                    INCEPTION
ADVISOR CLASS                          1 YEAR (%)  (8/3/98) (%)
----------------------------------------------------------------
Total Return Fund                         9.20         4.29


The following SEC formula was used to calculate these figures:

                    P(1+T)n  = ATVD
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES.

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). Total Return Fund's average annual total returns after taxes on distributions and redemption for the indicated periods ended October 31, 2001, were:

                                                      SINCE
                                                    INCEPTION
ADVISOR CLASS                          1 YEAR (%)  (8/3/98) (%)
----------------------------------------------------------------
Total Return Fund                        7.35         4.29

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVDR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 2001, were:

                                              SINCE
ADVISOR CLASS                               INCEPTION
                                          (5/1/01) (%)
--------------------------------------------------------
Floating Rate
Daily Access Fund                             2.58

                                              SINCE
                              1 YEAR (%)    INCEPTION
                                          (8/3/98) (%)
--------------------------------------------------------
Total Return Fund               12.24         25.54

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended October 31, 2001, were:


ADVISOR CLASS                                YIELD (%)
--------------------------------------------------------
Floating Rate Daily Access Fund                5.29
Total Return Fund                              5.78

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 2001, were:

                                               DISTRIBUTION
ADVISOR CLASS                                    RATE (%)
-------------------------------------------------------------
Floating Rate Daily Access Fund                    5.78
Total Return Fund                                  6.26

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of each Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

Floating Rate Daily Access Fund:

o LIBOR - The London Interbank Offered Rate - the interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

o Federal Funds Rate - the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

o Discount Rate - the interest rate charged by the Federal Reserve to member banks for loans, using government securities or eligible paper as collateral. This number provides a floor for interest rates since banks set their loan rates at a notch above the discount rate.

o The Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index - a performance benchmark for the leveraged loan market. The index is a liquid issues index, designed to measure the performance of a diversified portfolio of the most actively traded issues in the performing loan sectors of the leveraged loan market.

o The NationsBanc Capital Markets, Inc. Leveraged Loan Index - measures the total return and volatility of syndicated loans. The index captures a broad cross section of the leveraged loan market. The index includes syndicated loans issued by either below-investment grade or non-rated companies of at least $100 million dollars that are actively traded on the secondary market.

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by Thompson Financial - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY MAGAZINES - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney, Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o IBC/Donoghue's Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

o Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

o Salomon Smith Barney Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

Total Return Fund:


o Salomon Smith Barney Broad Investment Grade Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Lehman Brothers U.S. Universal Index is a composite index consisting of the Lehman U.S. Aggregate Index, the 144A Index, Non-ERISA CMBS Index, High Yield CMBS Index, U.S. High Yield Corporate Index and the dollar-denominated Emerging Markets Index.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate its figures. In addition, there can be no assurance that the Funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $266 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.














                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND

===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 31, 2001

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for FTI Funds (the "Trust") dated March 31, 2001.

This SAI incorporates by reference the Trust's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 888-FIDUCIARY (888-343-8242).


                  CONTENTS
                  Fund Organization                           1
                  Securities in which the Funds Invest        1
                  Investment Risks                           10
                  Investment Limitations                     11
                  Determining the Market Value of Securities 14
                  How the Funds are Sold                     15
                  Redemption in Kind                         15
                  Massachusetts Law                          16
                  Account and Share Information              16
                  Tax Information                            16
                  Fund Management and Service Providers      20
                  How the Funds Measure Performance          24
                  Financial Information                      29
                  Investment Ratings                         30
                  Addresses                                  33




CUSIP 302927702
CUSIP 302927801
CUSIP 302927207
CUSIP 302927108
CUSIP 302927884
CUSIP 302927603
CUSIP 302927504

G01548-05 (3/01)
811-7369


FUND ORGANIZATION
-------------------------------------------------------------------------------

The Funds are diversified portfolios of FTI Funds (Trust). The Trust is registered as an open-end, management investment company and was established under the laws of the Commonwealth of Massachusetts on October 18, 1995. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established seven separate series of the Trust which are as follows: FTI Large Capitalization Growth Fund (Large Capitalization Growth Fund), FTI Large Capitalization Growth and Income Fund (Large Capitalization Growth and Income Fund), FTI International Equity Fund (International Equity Fund), FTI Small Capitalization Equity Fund (Small Capitalization Equity Fund), European Smaller Companies Fund (European Smaller Companies Fund), FTI Bond Fund (Bond Fund) and FTI Municipal Bond Fund (Municipal Bond Fund), The Funds' investment adviser is Fiduciary International, Inc.

SECURITIES IN WHICH THE FUNDS INVEST
-------------------------------------------------------------------------------

Permitted securities and investment techniques are set forth in the securities chart in the prospectus. Securities and techniques principally used by the Funds to meet their respective objectives are also described in the prospectus. Other securities and techniques used by the Funds to meet their respective objectives are described below.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give a Fund the option to buy an issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper (which are discussed more fully below) are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing the initial investment.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class.

           SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

           PACS, TACS AND COMPANION CLASSES

           More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and repayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

           IOS AND POS

           CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). Pos increase in value when prepayment rates increase. In contrast, Ios decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

           FLOATERS AND INVERSE FLOATERS

           Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

           Z CLASSES AND RESIDUAL CLASSES

           CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

       PRIVATE ACTIVITY BONDS
       Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

       The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to AMT.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o  the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts as set forth in the securities chart in the Funds' prospectus.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

To the extent that a Fund utilizes options, it would generally:

o Buy call options in anticipation of an increase in the value of the underlying asset;

o Buy put options in anticipation of a decrease in the value of the underlying asset; and

o Buy or write options to close out existing options positions.

A Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Bond Fund may use include.

       INTEREST RATE SWAPS

       Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

       CURRENCY SWAPS

       Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

       CAPS AND FLOORS

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

       TOTAL RETURN SWAPS

       Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater market risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

         TO BE ANNOUNCED SECURITIES (TBAS)

         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a Fund.

         DOLLAR ROLLS

         Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to market risks and credit risks.

SECURITIES LENDING

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction, or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

o  the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o  dealer undertakings to make a market in the  security; and

o  the nature of the security and the nature of the marketplace  trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Trustees.

When a Fund invests in certain restricted securities determined by the Trustees to be liquid, such investments could have the effect of increasing the level of Fund illiquidity to the extent that the buyers in the secondary market for such securities (whether in Rule 144A resales or other exempt transactions) become, for a time, uninterested in purchasing these securities.

INVESTMENT RISKS
-------------------------------------------------------------------------------

Risk factors associated with investing in each Fund are set forth in the risk chart in the prospectus. Principal risks factors associated with an investment in each Fund are also described in the prospectus. While not an exhaustive list, other risk factors include the following:

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. (If the bond were held to maturity, no loss or gain normally would be realized.)

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities and fixed income securities that are not widely held. They are also more limited for fixed income securities that have not received any credit ratings or have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

FOREIGN MARKET RISKS

The European Smaller Companies Fund intends to invest in the securities of issuers domiciled in the Czech Republic, Hungary, Poland and Turkey ("Eastern European countries"). Investment in the securities of issuers in these countries involves certain additional risks not involved in investment in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investment and private property.

Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities of the Fund. There can be no assurance that expropriations of private property will not occur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time
o time by the SEC staff and any exemptive order or similar relief granted to the Funds (collectively, the "1940 Act Laws, Interpretations and Exemptions").


LENDING CASH OR SECURITIES

The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent a Fund from lending to other FTI funds consistent with any exemptions the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTING IN COMMODITIES

The Funds may not purchase or sell physical commodities, provided that a Fund may purchase securities of companies that deal in commodities.

INVESTING IN REAL ESTATE

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

DIVERSIFICATION OF INVESTMENTS

The Funds are each a "diversified company" within the meaning of the 1940 Act. The Funds will not purchase the securities of any issuer if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

CONCENTRATION OF INVESTMENTS

The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

UNDERWRITING

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933

THE ABOVE INVESTMENT LIMITATIONS CANNOT BE CHANGED WITH RESPECT TO THE FUNDS WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUNDS' OUTSTANDING SHARES. A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SHARES MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (I) 67% OR MORE OF THE FUNDS' SHARES PRESENT AT A MEETING IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY, OR (II) MORE THAN 50% OF THE FUNDS' OUTSTANDING SHARES.

THE FOLLOWING LIMITATIONS MAY BE CHANGED BY THE TRUSTEES WITHOUT SHAREHOLDER APPROVAL

INVESTING IN ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including: repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; and certain restricted securities not determined by the Trustees to be liquid.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of their total assets in any one investment company, or invest more than 10% of their total assets in investment companies in general unless permitted to exceed these limits by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN MINERALS

The Funds will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers that invest in or sponsor such programs.

ARBITRAGE TRANSACTIONS

The Funds will not enter into transactions for the purpose of engaging in arbitrage.

INVESTING IN PUTS AND CALLS

The Funds will (a) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of their net assets, (b) limit the premiums paid for options purchased by a Fund to 5% of their net assets, and (c) limit the margin deposits on futures contracts entered into by a Fund to 5% of their net assets.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Funds will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN WARRANTS

The Funds will not invest more than 5% of their net assets in warrants. For purpose of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

LEVERAGING

The Funds will not engage in transactions for the purpose of leveraging.

INVESTING IN COMMODITIES

For purposes of the Funds' fundamental investment limitation concerning commodities, investments in transactions involving financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

CONCENTRATION OF INVESTMENTS

For the purposes of the Funds' fundamental investment limitation concerning concentration (a) investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investments in an industry, and (b) a Fund will classify companies by industry based on their primary Standard Industrial Classification (SIC Code) as listed by a company in their filings with the SEC.

BORROWING MONEY

The Funds will not borrow money or pledge securities in excess of 5% of the value of their respective net assets.

BUYING SECURITIES ON MARGIN

The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and provided that a Fund may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT

The Funds will not engage in short sale transactions.


Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds have no present intention to borrow money or pledge securities in excess of 5% of the value of their net assets.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING THE MARKET VALUE OF SECURITIES
-------------------------------------------------------------------------------

The Funds' net asset value (NAV) per share fluctuates and is based on the market value of all securities and other assets of the Funds.

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
o for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. When market quotations are not readily available for securities, a pricing committee established by the Board determines the fair value of the securities, pursuant to procedures established by the Board.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

HOW THE FUNDS ARE SOLD
-------------------------------------------------------------------------------

Under the Distributor's Contract with the Fund, the Distributor, Edgewood Services, Inc., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN

As a compensation type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Funds' service providers that receive asset-based fees benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services may be reimbursed by the Adviser or its affiliates Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of shares the investment professional sells or may sell; the value of client assets invested; and/or upon the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND
-------------------------------------------------------------------------------

Although the Funds intend to pay redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, they are obligated to pay redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period.

Any redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS LAW
-------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION
-------------------------------------------------------------------------------
VOTING AND OTHER RIGHTS
A shareholder of the Funds has "dollar-based" voting rights, which means that a shareholder has one vote for each dollar of net asset value of the shares of the Fund he or she owns. A fractional dollar of net asset value will entitle the shareholder to a corresponding fractional vote. The Declaration of Trust provides that it may not be amended without the consent of a majority of the voting securities if such amendment would adversely affect the rights of any shareholder. Each share of a Fund is entitled to participate equally in dividends and distributions declared by the Board of Trustees and, upon liquidation of a Fund, to participate proportionately in the net assets of a Fund remaining after satisfaction of outstanding liabilities of a Fund. Fund shares have no preemptive or conversion rights and have such exchange rights as are set forth in the Funds' prospectus.

As of March 1, 2001, Fiduciary Trust Company International, New York, New York, on behalf of certain underlying accounts, owned of record, beneficially, or both, 5% or more of the following Funds: Municipal Bond
Fund: Ellard & Co., New York, NY, owned approximately 8,023,462 Shares (100%); Bond Fund: Ellard & Co., New York, NY, owned approximately 12,171,942 Shares (91.91%) and Bank of New York, as Custodian for the Josiah Macy Jr. Foundation, New York, NY, owned approximately 1,048,836 Shares (7.92%); Large Capitalization Growth Fund: Ellard & Co., New York, NY, owned approximately 3,427,634 Shares (98.87%); Large Capitalization Growth and Income Fund: Ellard & Co., New York, NY, owned approximately 10,347,887 Shares (94.97%); Small Capitalization Equity Fund: Ellard & Co., New York, NY, owned approximately 3,541,575 Shares (71.88%) and Wolverhampton Borough Council, St. Peters Square Wolverhampton, England, owned approximately 596,184 Shares (12.10%); International Equity Fund: Ellard & Co., owned approximately 4,815,691 Shares (73.80%) and Key Trust Company, Cleveland, OH, owned approximately 670,293 Shares (10.27%); and European Smaller Companies Fund: Wendel & Co., owned approximately 302,724 Shares (17.81%) and Ellard & Co., owned approximately 1,227,560 Shares (72.24%). Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
-------------------------------------------------------------------------------
FEDERAL INCOME TAX
The Funds expect to pay no federal income tax because they to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies and to receive the special tax treatment afforded such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will not be taken into account by the Funds for federal income tax purposes.

The Municipal Bond Fund, Bond Fund, Small Capitalization Equity Fund and International Equity Fund are entitled to a capital loss carry-forward, which may reduce the taxable income or gain that these Funds would realize, and to which the shareholder would be subject, in the future.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring Fund shares, then any loss such shareholder recognizes on the exchange will be reduced (or any gain increased) to the extent the sales charge paid upon the purchase of the Fund shares reduces any charge such shareholder would have owed upon purchase of the shares of the replacement fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the shares of the replacement fund. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Fund shares are replaced with new Fund shares within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where Fund shares are automatically replaced under the dividend reinvestment plan.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

In order to qualify for tax treatment as a regulated investment company under the Code, the Funds are required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

Under the Code, the Funds are exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income (if any) for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

The Funds also intend to distribute to shareholders substantially all of the excess of their net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, the Funds will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, the Funds are required to exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INTERNATIONAL EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND ONLY:

FOREIGN INVESTMENTS
The International Equity Fund's and European Smaller Companies Fund's investment income from foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

FOREIGN FINANCIAL INSTRUMENTS
Gains or losses from certain foreign currency forward contracts will generally be treated as ordinary income or loss and will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increase or decrease the amount of a Fund's net capital gains. Additionally, if such foreign currency-related losses exceed other investment company taxable income during a taxable year, a Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares to an investor.

PFIC INVESTMENTS
The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). An "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds have held the PFIC stock. The Funds themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Funds distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may elect alternative tax treatment with respect to PFIC stock, in which case the special rules relating to the taxation of excess distributions by the PFIC would not be applicable. Under one such election (the "QEF Election"), the Funds generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Under another such election (the "Section 1296 Election"), the Funds would be required to recognize ordinary income to the extent that the fair market value of the shares of PFIC stock that they hold at the close of any taxable year exceeds the shares' adjusted basis and would also recognize ordinary income with respect to dispositions of any shares of PFIC stock at a gain during a taxable year. If the Funds make the
Section 1296 Election, the Funds will recognize a deductible ordinary loss to the extent that the adjusted basis of the shares of PFIC stock that the Funds hold at the end of any taxable year exceeds their fair market value and with respect to dispositions of any shares of PFIC stock at a loss during a taxable year. However, the amount of any ordinary loss recognized by the Funds in connection with a Section 1296 Election for any shares of PFIC stock may not exceed the amount of ordinary income previously recognized by the Funds by reason of marking such shares of PFIC stock to market at the end of a taxable year. Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

FOREIGN INCOME TAXES

If (as anticipated) more than 50% of the value of the Funds' total assets at the close of any taxable year consists of the stock or securities of foreign corporations, the Funds intend to elect to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Funds that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use their pro share of such taxes (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

BACKUP WITHHOLDING
Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect at the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting an investment in the Fund.

FUND MANAGEMENT AND SERVICE PROVIDERS
-------------------------------------------------------------------------------
BOARD OF TRUSTEES

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member and officer of the Trust is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is composed of seven funds.

----------------------------------------------------------------------
NAME
BIRTH DATE                                             AGGREGATE
ADDRESS                    PRINCIPAL OCCUPATIONS       COMPENSATION
POSITION WITH TRUST        FOR PAST FIVE YEARS         FROM TRUST**
========================   =========================== ============
PETER A. ARON              Vice President, Lafayette      $15,000
Birth Date: May 26, 1946   (privately owned
Lafayette Enterprises,     Investment Advisory
Inc.                       Company); President, J.
126 East 56th Street  New  Aron  Charitable
York, NY  10022            Foundation, Inc.; Asset
TRUSTEE                    Manager and Trustee of
                           certain private
                           Enterprise, Inc.
                           trusts.

----------------------------------------------------------------------
JOSEPH A. CAJIGAL*         Senior Vice President and         $0
Birth Date: November 15,   Management Committee
1953                       member, Fiduciary Trust
Fiduciary Trust Company    Company, International.
International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
JAMES C. GOODFELLOW*       President, Fiduciary              $0
Birth date:  April 6, 1945 International, Inc., Vice
Fiduciary Trust Company    Chairman, Fiduciary Trust
International              Company International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
BURTON J. GREENWALD        Managing Director, B.J.        $18,000
Birth Date: December 6,    Greenwald Associates,
1929                       Management Consultants to
2009 Spruce Street         the Financial Services
Philadelphia, PA 19103     Industry; Director,
CHAIRMAN AND TRUSTEE       Fiduciary Emerging Markets
                           Bond Fund PLC; Director,
                           Fiduciary International
                           Ireland Limited.

----------------------------------------------------------------------
KEVIN J. O'DONNELL         Director/Shareholder,          $15,000
Birth Date: September 1,   Herold & Haines      PA (a
1948                       law firm) (June 2000 to
25 Independence Boulevard  present); previously,
Warren,  NJ                Partner, Pitney Hardin
07059-6747                 Kipp & Szuch LLP (a law
TRUSTEE                    firm) (prior to June 2000).

----------------------------------------------------------------------
PETER J. GERMAIN           Senior Vice President and         $0
Birth Date: September 3,   Director of Proprietary
1959                       Funds Services, Federated
Federated Investors        Services Company; formerly
Tower  1001 Liberty Avenue , Senior Corporate
Pittsburgh, PA             Counsel, Federated
PRESIDENT AND  TREASURER   Services Company.

----------------------------------------------------------------------
JEFFREY W. STERLING        Vice President and                $0
Birth Date: February 5,    Assistant Treasurer of
1947                       certain funds distributed
Federated Investors Tower  by Edgewood Services, Inc.
1001 Liberty Avenue        or its affiliates.
Pittsburgh, PA
VICE PRESIDENT AND
ASSISTANT TREASURER

----------------------------------------------------------------------
GEORGE M. POLATAS          Vice President and                $0
Birth Date: March 3, 1962  Assistant Treasurer of
Federated Investors Tower  certain funds distributed
1001 Liberty Avenue        by Edgewood Services, Inc.
Pittsburgh, PA             or its affiliates.
VICE PRESIDENT

----------------------------------------------------------------------
GAIL C. JONES              Corporate Counsel and Vice        $0
Birth Date: October 26,    President, Federated
1953                       Services Company.
Federated Investors
Towers
1001 Liberty Avenue
Pittsburgh, PA
SECRETARY

----------------------------------------------------------------------

*AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE1940 ACT. **THE EUROPEAN SMALLER COMPANIES FUND HAS NOT COMPLETED ITS FIRST FULL FISCAL YEAR. THE AGGREGATE COMPENSATION DISCLOSED IN THIS TABLE IS BASED ON ESTIMATES OF FEES TO BE PAID BY THE TRUST IN THE FISCAL YEAR ENDING NOVEMBER 30, 2001.
===============================================================================

INVESTMENT ADVISER
The Funds' investment adviser is Fiduciary International, Inc. (the "Adviser" or "Fiduciary"). The Adviser conducts investment research and makes investment decisions for the Funds.

Under its contract with the Trust, the Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by the Adviser's affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge by the Adviser of its affiliates' lending relationships with an issuer.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer brokerage and research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds. The Adviser makes decisions on portfolio transactions and selects brokers and dealers, and its policies and procedures on these matters are subject to review by the Trust's' Board.

RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets as specified below:


MAXIMUM ADMINISTRATIVE    AVERAGE AGGREGATE DAILY NET ASSETS OF
FEE                       THE TRUST
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
0.075 of 1%               on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.

CUSTODIAN
Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048-0772, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by Chase Manhattan Bank under the supervision of Fiduciary International, Inc.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTANT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS
The independent auditor for the Funds, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES
LARGE CAPITALIZATION GROWTH FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $278,533; $195,351
Advisory Fee Reduction $0; $0
Administrative Fee $75,001; $72,123
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth Fund paid $46,973 and $41,290, respectively, in brokerage commissions.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $713,281; $710,472
Advisory Fee Reduction $0; $0
Administrative Fee $128,569; $133,503
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth and Income Fund paid $130,299 and $155,149, respectively, in brokerage commissions.

INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,057,302; $761,149; $635,839 Advisory Fee Reduction $0; $0; $0 Administrative Fee $142,727; $107,308; $94,569 12b-1 Fee $0; $0; $0 Shareholder Services Fee $0;
$0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, International Equity Fund paid $240,556, $306,162 and $461,570, respectively, in brokerage commissions.

SMALL CAPITALIZATION EQUITY FUND FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,134,203; $579,875; $448,146 Advisory Fee Reduction $0; $0; $0 Administrative Fee $152,995; $82,268; $75,000 12b-1 Fee $0; $0; $0
Shareholder Services Fee $0; $0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, Small Capitalization Equity Fund paid $107,043, $108,844 and $147,282, respectively, in brokerage commissions.

BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $543,064; $363,052
Advisory Fee Reduction $0; $0
Administrative Fee $146,804; $101,621
12b-1 Fee $0; $0
Shareholder Services Fee  $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Bond Fund paid $0 and $0, respectively, in brokerage commissions.

MUNICIPAL BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER, 1999
Advisory Fee Earned $358,797; $305,943
Advisory Fee Reduction $0; $48,858
Administrative Fee  $96,976; $85,862
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Municipal Bond Fund paid $0 and $0, respectively, in brokerage commissions.

HOW THE FUNDS MEASURE PERFORMANCE
-------------------------------------------------------------------------------
The Funds may advertise share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. Performance depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund's expenses; and various other factors.

Performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and start of performance periods ended November 30, 2000. Yield is given for the 30-day period ended November 30, 2000.

FUND AVERAGE ANNUAL TOTAL RETURN YIELD
                                    START OF
                           1 YEAR  PERFORMANCE*    30 DAY
                                                   YIELD
                         ------------------------------------
MUNICIPAL BOND FUND        5.21%       2.27%        4.23%

BOND FUND                  7.53%       3.91%        6.81%

LARGE CAPITALIZATION      -9.05%       3.60%         NA
GROWTH FUND

LARGE CAPITALIZATION      -1.98%       5.89%        0.39%
GROWTH AND INCOME FUND

SMALL CAPITALIZATION      10.22%      18.90%         NA
EQUITY FUND

INTERNATIONAL EQUITY       17.03%      8.61%         NA
FUND

*THE START OF PERFORMANCE OF MUNICIPAL BOND FUND, BOND FUND, LARGE CAPITALIZATION GROWTH FUND AND LARGE CAPITALIZATION GROWTH AND INCOME FUND IS DECEMBER 11, 1998. THE START OF PERFORMANCE OF SMALL CAPITALIZATION EQUITY FUND AND INTERNATIONAL EQUITY FUND IS DECEMBER 22, 1995.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. When a Fund has been in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
Fund yield is calculated by dividing: (i) the net investment income per share earned by the shares over a 30-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

TAX-EQUIVALENT YIELD FOR MUNICIPAL BOND FUND
The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax and assuming that income is 100% tax-exempt. Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
TAXABLE YIELD EQUIVALENT FOR 2001 MULTI-STATE MUNICIPAL FUNDS

FEDERAL
INCOME TAX
BRACKET:       15.00%    28.00%      31.00%     36.00%     39.60%
Joint Return $1-45,200  $45,201    $109,251  $166,451     Over 297,300
                        -109,250   -166,450  -297,300
----------------------------------------------------------------------
Single       $1-27,050  $27,051    $65,551   $136,750     Over 297,300
Return        65,550    -65,550    -136,750  -297,300
----------------------------------------------------------------------
TAX EXEMPT YIELD:   TAXABLE YIELD EQUIVALENT:
   0.50%        0.59%      0.69%       0.72%      0.78%      0.83%
----------------------------------------------------------------------
   1.00%        1.18%      1.39%       1.45%      1.56%      1.66%
----------------------------------------------------------------------
   1.50%        1.76%      2.08%       2.17%      2.34%      2.48%
----------------------------------------------------------------------
   2.00%        2.35%      2.78%       2.90%      3.13%      3.31%
----------------------------------------------------------------------
   2.50%        2.94%      3.47%       3.62%      3.91%      4.14%
----------------------------------------------------------------------
   3.00%        3.53%      4.17%       4.35%      4.69%      4.97%
----------------------------------------------------------------------
   3.50%        4.12%      4.86%       5.07%      5.47%      5.79%
----------------------------------------------------------------------
   4.00%        4.71%      5.56%       5.80%      6.25%      6.62%
----------------------------------------------------------------------
   4.50%        5.29%      6.25%       6.52%      7.03%      7.45%
----------------------------------------------------------------------
   5.00%        5.88%      6.94%       7.25%      7.81       8.28%
----------------------------------------------------------------------
   5.50%        6.47%      7.64%       7.97%      8.59%      9.11%
----------------------------------------------------------------------
   6.00%        7.06%      8.33%       8.70%      9.38%      9.93%
----------------------------------------------------------------------
   6.50%        7.65%      9.03%       9.42%     10.16%     10.76%
----------------------------------------------------------------------
   7.00%        8.24%      9.72%      10.14%     10.94%     11.59%
----------------------------------------------------------------------
   7.50%        8.82%     10.42%      10.87%     11.72%     12.42%
----------------------------------------------------------------------
   8.00%        9.41%     11.11%      11.59%     12.50%     13.25%
----------------------------------------------------------------------
   8.50%       10.00%     11.81%      12.32%     13.28%     14.07%
----------------------------------------------------------------------
   9.00        10.59%     12.50%      13.04%     14.06%     14.90%
----------------------------------------------------------------------
   9.50%       11.18%     13.19%      13.77%     14.84%     15.73%
----------------------------------------------------------------------
  10.00%       11.76%     13.89%      14.49%     15.63%     16.56%
----------------------------------------------------------------------
  10.50%       12.35%     14.58%      15.22%     16.41%     17.38%
----------------------------------------------------------------------
  11.00%       12.94%     15.28%      15.94%     17.19%     18.21%
----------------------------------------------------------------------

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
o charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio managers' views on how such developments could impact the Funds; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

LARGE CAPITALIZATION GROWTH FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

INTERNATIONAL EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund may quote its Lipper rating in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST INDEX
   (EAFE) is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency, and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Morgan Stanley Capital International, S.A., Geneva, Switzerland.
o FT-ACTUARIES EUROPE & PACIFIC INDEX is a subindex based on the FT-Actuaries World Index, excluding Canada, Mexico, South Africa and the United States. The subindex contains approximately 1,600 securities in 20 countries.

SMALL CAPITALIZATION EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o STANDARD & POOR'S MIDCAP 400 INDEX is a diversified index consisting of 400 domestic stocks chosen for market size (median market capitalization of about $1.513 billion, as of July 1997), liquidity, and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.
o STANDARD & POOR'S SMALLCAP 600 INDEX is an index consisting of 600 domestic stocks chosen for market size (median market capitalization of $443 million, as of July 1997), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the index in proportion to its market value.
o STANDARD & PPOOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o RUSSELL MIDCAP(TM) INDEX consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.
o SALOMON SMITH BARNEY EMERGING GROWTH INDEX is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.
EUROPEAN SMALLER COMPANIES FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o HSBC SMALLER EUROPEAN INDEX is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of these indexes are rebalanced monthly by market capitalization.

MUNICIPAL BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS MUNICIPAL INDEX is a broad market performance benchmark for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.
o LEHMAN MUNICIPAL INDEX/7 YEAR is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, that were issued as part of an issuance of at least $50 million and have a maturity value of at least $3 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

FINANCIAL INFORMATION
-------------------------------------------------------------------------------
The Financial Statements for the Fund for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.










INVESTMENT RATINGS
-------------------------------------------------------------------------------
STANDARD & POOR'S ("S&P") LONG-TERM DEBT RATING DEFINITIONS AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

STANDARD AND POOR'S MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB "or "BB" rating.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATING DEFINITIONS AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS DEFINITIONS AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

STANDARD & POOR'S COMMERCIAL PAPER RATING DEFINITIONS A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree or safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATING DEFINITIONS P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;
o     High rates of  return on funds employed;
o Conservative capitalization structures with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND


                                    FTI FUNDS
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010

ADDRESSES
-------------------------------------------------------------------------------

DISTRIBUTOR
-------------------------------------------------------------------------------
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER
Fiduciary International, Inc.
Two World Trade Center
New York, New York 10048-0772

CUSTODIAN
Fiduciary Trust Company International
Two World Trade Center
New York, New York 10048-0772

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

LEGAL COUNSEL
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103-7599

FTI Large Capitalization Growth Fund FTI Large Capitalization Growth and Income Fund FTI International Equity Fund FTI Small Capitalization Equity Fund FTI European Smaller Companies Fund FTI Bond Fund FTI Municipal Bond Fund







Cusip 302927702 LCGF Cusip 302927801 LCGIF Cusip 302927207 IEF Cusip 302927108
SCEF Cusip 302927884 ESCF Cusip 302927603 BF Cusip 302927504 MBF














PRESIDENT'S MESSAGE


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering activity during the fiscal year from December 1, 2000, through November 30, 2001. Sadly, the September 11 terrorist attacks deeply affected Fiduciary Trust Company International, and we lost many valued employees when our offices in the World Trade Center were destroyed. However, we recovered quickly, relocated our offices and continue to manage the Funds with the same professionalism and attention you have come to expect.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Annual Report.

The year under review was difficult for most types of stocks, while bonds generally recorded positive returns as several interest rate cuts by the Federal Reserve Board led to falling long-term interest rates and increasing bond prices.

FTI LARGE CAPITALIZATION GROWTH FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of price and earnings growth and strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as Amgen, Pfizer, Tyco International and Johnson & Johnson. During the reporting period, the Fund produced a -29.50% total return, the result of a decline in share value from $10.10 to $6.92.* The Fund paid $0.28 per share in capital gains and, at the end of the reporting period, net assets totaled $20.3 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included AT&T Corp., General Electric Co. and Procter & Gamble Co. During the reporting period, the Fund produced a -9.22% total return as a result of a share value decline from $9.63 to $7.21.* The Fund paid income totaling $0.04 per share and capital gains of $1.61 per share. At the end of the reporting period, net assets totaled $74.6 million.

FTI INTERNATIONAL EQUITY FUND gives shareholders the opportunity to own a portfolio of international stocks. During the reporting period, the Fund produced a -27.66% total return because of a decline in share value from $13.95 to $10.07.* At the end of the period, the United Kingdom (24.4%), Japan (15.9%), Denmark (9.7%) and Germany (9.2%) represented the Fund's largest country weightings, and net assets totaled $44.4 million.**

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -10.90% total return due to a share price decline from $21.00 to $18.71.* At the end of the reporting period, net assets totaled $97.7 million.

FTI EUROPEAN SMALLER COMPANIES FUND, which began operations on January 2, 2001, gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** Since its inception, the Fund produced a total return of -31.10%, a result of the share value decline from $10.00 at inception to $6.89 at period-end.* Fund net assets totaled $14.5 million at the end of the reporting period.

FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. The Fund focused on corporate bonds, with the remainder of the portfolio diversified among mortgage-backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.55 per share. The Fund produced an 8.25% total return, as the falling interest rate environment helped increase the share value from $9.49 to $9.72.* At the end of the reporting period, net assets totaled $126.2 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free from federal income tax through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.38 per share. The Fund produced an 8.06% total return, as the falling interest rate environment helped increase the share value from $9.64 to $10.03.* Net assets totaled $92.6 million on the last day of the reporting period.

Although the reporting period was generally positive for bond fund investors, I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President
January 15, 2002


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*** Small capitalization stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.

INVESTMENT REVIEW



FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

The FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value (NAV) per share of $6.92 and net assets of $20.3 million. The Fund's return for the one-year reporting period was -29.50%* compared with -22.80% for the Russell 1000(R) Growth Index.**

The U.S. equity market environment was extremely challenging for growth investors, as the markets favored defensive and value oriented sectors for most of the year. The Russell 1000 Value Index*** returned -3.14%, outperforming the Russell 1000 Growth Index for the year ended November 30, 2001. Within this environment, we maintained a defensive stance in the Fund with broad sector representation and an increased number of holdings.

During the first half of the fiscal year, the Fund's underperformance relative to the Russell 1000 Growth Index was driven mainly by our technology holdings.**** The economic slowdown and capital spending reductions adversely affected the technology and telecommunications sectors. Despite our underweighted position in technology, certain holdings negatively impacted performance. During the latter part of the year, our underweighted position in the weak information-technology (IT) industry contributed to performance. As investors fled to less cyclical investments in the weakening economy and the uncertainty surrounding the September 11 terrorist attacks, the Fund's below-market exposure to consumer staples detracted from performance. Fortunately, our overweighted position in consumer discretionary companies made strong contributions. Specific holdings that contributed to Fund performance include manufacturing and health care companies Tyco International, which grew 11.5%, Johnson & Johnson (16.5%) and Amgen (4.4%).


MARKET REVIEW

For most of 2001, the U.S. equity markets were extremely volatile and largely negative. Rather than a traditional consumer demand slowdown, the economy was characterized by a business-led manufacturing slowdown. The dramatic decline in corporate profits led to severe reductions in technology spending, which accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, overcapacity in many industries resulted in weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions.

During the third quarter of 2001, the U.S. economy struggled with contractions in manufacturing activity. Consumer spending, which accounts for two-thirds of the economy, also showed signs of weakening. Following the terrorist attacks, many consumers retrenched at an accelerated rate owing to increased uncertainty about personal safety, current income and the market value of invested assets. By the Fund's fiscal year-end, the equity markets rallied to pre-September 11 levels, a positive surprise. The inflow of liquidity, the dramatic sell-off immediately following the terrorist attacks, and the 40-year lows in interest rates and inflation likely contributed to the rally; however, the recent rally's sustainability remains to be seen. The shock of recent events reduces the probability of the near-term restoration of consumer and investor confidence and limits the near-term effectiveness of recent monetary easing and income tax cuts. As businesses face additional pricing, profit and competitive pressures, we anticipate a delay in a capital spending recovery.

For most of the reporting period, value investments outperformed growth investments, continuing the trend begun in 2000. However, following September 11, growth modestly outperformed value as the focus for many investors shifted to oversold growth stocks. Health care also showed strength during this period. Still, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 19.66% for the year under review. Additionally, small companies outperformed large companies during the reporting period.


INVESTMENT OUTLOOK AND STRATEGY

For the near term we expect the economy to remain weak, as evidenced by the weight that rising unemployment, slowing home sales and weakening retail sales have on consumer confidence and spending. We believe a resumption of real U.S. economic growth will not be likely until mid-2002. Although this near-term view is challenging for equities, there is optimism regarding potential returns in 2002 since equities invariably post gains some months ahead of the economy. Additionally, the significant liquidity injected into the financial markets is creating unattractive returns of just 2%-3% on cash reserves. We believe much of the overvaluation in equities was corrected over the past 18 months and the American investor's confidence, while shaken, remains strong.

Within the economic environment of low earnings visibility, investors are best served by careful selection of quality securities in the best-positioned stock market sectors. As of November 30, we favored defense, biotechnology and telecommunications services stocks. We reduced the Fund's exposure to the consumer discretionary sector, as spending in this area declined due to weakening consumption and a protracted recovery in the advertising cycle. We remained overweighted in health care, which is a defensive sector with good long-term growth potential and favorable earnings visibility. Since we expect the fundamentals in IT to remain weak for the near term, the Fund's exposure remained below market in this sector. Most consumer staples issues, although appealing for their relative immunity from economic cycles, were fully priced by period-end, in our opinion.

Although the markets may continue to struggle in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth, and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

*** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

**** Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2001, was -9.22%,* compared with the Lipper Large Cap Value Index,** which fell 3.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)) declined 12.21%.*** Opportunistic sales of technology and financial companies in the early spring and late summer contributed to sustaining the Fund's value. The Fund held an unusually large cash position throughout much of the third and fourth quarters, helping to cushion it from broad equity market weakness.


MARKET REVIEW

What a year!

In last year's report, we pointed out Federal Reserve Board (Fed) Chairman Alan Greenspan's vigorous efforts to slow the U.S. economy with six interest rate hikes. The U.S. economy decelerated accordingly, and the National Bureau of Economic Research determined in November 2001 that the economy had entered a recession last March. The Fed, however, began its fight to offset the weakening economy in early January and has lowered the federal funds target rate 10 times so far this year, the most compressed series of cuts on record.

These interest rate cuts along with increased defense spending, anticipated fiscal stimulus legislation, expected additional monetary easing through the rest of the year and President Bush's proposed additional tax cuts, seemed to have begun benefiting the domestic economy. Indeed, before September 11's tragic events, signs appeared of improving consumer and manufacturer behavior. The coming months will test the thesis that economic recovery is already under way and that equity investors' recent enthusiasm will be justified as earnings grow later in 2002.


INVESTMENT OUTLOOK AND STRATEGY

We believe the Fund is invested in premier companies that are each exploiting the promise offered by long-term, favorable global demographic and economic trends. Our strategic investment emphasis continues in technology, communications, health care and financial services companies. We will invest the Fund's cash balance within these sectors. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from a growing cohort of older Americans, Europeans and Japanese wary of public pension schemes as they near retirement and in need of insurance and other financial services.

Among financial companies, the focus is upon diversified firms and insurance companies. Definite evidence of rising premium rates suggests rising earnings in coming quarters. Pharmaceutical firms are also clear beneficiaries of an aging population. Approximately 57% of the Fund's net assets on November 30 were invested in companies exploiting these durable trends. A strategic goal since the Fund's formation in December 1998 has been to substantially reduce unrealized capital gains among its long-held equities. We realized gains as advantageous opportunities arose, reducing unrealized gains further to 30% of the Fund's value, down from 39% on November 30, 2000, and 51% on November 30, 1999.

The creation of real long-term wealth rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

*** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The 12-month period ended November 30, 2001, represented another difficult year in the international equity markets, with most major developed markets experiencing significant negative returns.* For the Fund's fiscal year, the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI(R) EAFE(R))** fell 18.87% in U.S.-dollar terms, with similar returns recorded in France, Germany and most European countries. Returns in Japan were even poorer, falling 28.77%, as the country, its economy, and its political system continued to struggle. Despite being underweighted in Japan for most of the period, the FTI International Equity Fund underperformed relative to the MSCI EAFE Index, returning -27.66% for the period.*** This underperformance was primarily due to the portfolio's growth-oriented investment style, as growth stocks around the world continued to underperform relative to more value, less economically-sensitive stocks, as represented by the -23.62% return of the MSCI EAFE Growth Index for the period.****


MARKET REVIEW

It is difficult to discuss this period in the world equity markets without reflecting on the attacks of September 11. Clearly all of America, and the world, was deeply affected by these tragedies. In the aftermath, there were immediate, significant equity declines, along with an acceleration in the negative economic trends that were already under way. These trends included slowing manufacturing output, weakening consumer confidence, rising unemployment and a slide into a global economic recession. These were particularly evident in the U.S., but plainly trickled throughout the world, impacting all regions.

In Japan, the economy continued to deteriorate, placing a great strain on the political system. Although the government is currently discussing two supplementary budgets worth approximately 3 trillion yen in spending and 1.7 trillion yen in new bond issues, some politicians are now beginning to distance themselves from the Koizumi government, frustrated by the lack of action on the economy. In particular, the government refuses to deal with the bad debt problems facing Japanese banks, while these banks face additional pressure with the recent asset price declines and further economic slide.

The continental European and U.K. economies weakened during the period, as exports to the U.S. and Asia slowed. Germany's most important survey of business confidence recently fell to its lowest level in 28 years. Although headline inflation fell, core inflation in Europe has picked up somewhat lately. Nevertheless, the U.K. and European central banks reduced interest rates and are expected to ease monetary policy further.

Investors' increasing risk aversion was visible in the Asian and Latin American equity markets, as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, and the Philippines. Within Latin America, Mexico suffered from the dual impact of a slowing U.S. economy and pressure on oil prices, one of its principal exports.


INVESTMENT OUTLOOK AND STRATEGY

As we look forward to 2002, we expect to see economic growth estimates and earnings expectations stabilizing, as the impact of the burst technology bubble finally fades away. For the developed economies, we now anticipate economic growth of 1.5%-2% in 2002. Worldwide, we expect corporate earnings to gain 5% in 2002. Earnings will most likely be under pressure for the better part of the first six months of 2002 with the real recovery coming in the second half of the year.

We expect central banks to continue lowering interest rates to stimulate sluggish economies. Historically, such monetary easings have proven to be a more important tool for equity markets than corporate earnings. Since September 11, central banks have added more than $120 billion of excess liquidity to the system to support economies and financial markets, far exceeding the $28 billion provided during the crisis associated with the collapse of Long Term Capital Management in 1998.

The euro, Swiss franc and British pound sterling may see additional appreciation as investors seek alternatives to the U.S. dollar, whose previous status as the "safe haven" currency is no longer universally accepted. Such appreciation of these currencies will facilitate lower interest rates without fear of inflation. Although equities may look cheap, especially relative to U.S. equities, we expect earnings growth to slow and earnings downgrades to increase in 2002. Despite the slowdown, the close correlation between U.K. and European stock prices with those of the U.S. suggests that any improvement in the U.S. equity market will be seen shortly thereafter in European and U.K. markets.

In the emerging markets, we expect to see further interest rate cuts, fiscal stimulus and weaker currencies in Asia. With 80% of Mexican exports directed toward the U.S., we believe Mexico must wait for a U.S. recovery before seeing foreign investor interest in its markets yet again.

Not surprisingly, it is difficult to be optimistic about the near-term prospects for the Japanese economy. Until we see concrete evidence of change in its economy and its financial sector, we will continue to underweight Japan.

From a strategic standpoint, we plan to adjust our portfolio as we move into 2002 to increase our exposure to the U.K. and developed markets of Europe. As the recovery gains visibility, we will likely increase exposure to emerging markets. From a sector perspective, we will generally adjust our weightings out of defensive sectors and into more cyclical growth sectors such as technology, telecommunications and media as the global economic recovery progresses.


* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** MSCI Europe Australasia Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**** MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund ended its fiscal year with a net asset value of $18.71 on November 30, 2001, down from $21.00 a year earlier. The Fund declined 10.90%,* compared with the Russell 2000 Growth Index's decline of 9.32% for the one-year reporting period.**

The past year was a difficult one for small capitalization growth stocks, hurting the performance of this growth-oriented Fund. In particular, our investments in technology, commercial services and consumer growth stocks negatively affected performance.

During the Fund's fiscal year, we reduced our overweighted positions in financial and health care stocks, while we increased our weightings in technology, consumer staples and telecommunications services. At year-end, we were overweighted in technology and consumer staples and underweighted in consumer discretionary, industrial and energy stocks.


MARKET REVIEW

Investors faced a challenging market with continued turbulence for the one-year period ended November 30, 2001. The volatility was largely due to weak corporate earnings, the technology sector correction that began last March, and the tragic events of September 11. Driven by a stream of disappointing earnings news and declining consumer confidence, with no countervailing positive news, stock prices dropped broadly and steeply at times. Many investors abandoned "New Economy" technology stocks and rotated their assets to such "safer havens" as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme market volatility.

Weak corporate earnings continued to impede stock performance, as the much-vaunted mid-year economic recovery failed to materialize. In what was already an unstable environment, the September 11 events rocked the market. The Russell 2000 Growth Index fell 5.5% on the day the market reopened. The Dow Jones Industrial Average fell more than 14% in the first week of renewed trading, its worst weekly loss in nearly 70 years. Despite the Federal Reserve Board's (the Fed's) four-and-a-half percentage point rate cut over the one-year period, equity markets overall posted negative one-year returns. However, the year concluded on a more positive note, as during the last week of September and the months of October and November, the markets rebounded sharply.


INVESTMENT OUTLOOK & STRATEGY

In our opinion, the market faces significant challenges going forward. Against a troubling economic backdrop, the onset of war introduces heightened levels of concern. We are warned against escalating terror. The economic climate is turbulent. Consumers are wary. Airlines are troubled. Capital spending remains weak. The wealth lost in the past six quarters weighs heavily on both consumer and corporate spending plans.

Yet we see significant reasons for hope. American spirits have shown remarkable resilience as we confront the demands of war. Many of the factors that impeded the economy have reversed or disappeared. Remember that the Fed was still tightening the money supply late last year. Now, monetary easing is beginning to show results -- lower rates are spurring mortgage refinancing, enhancing disposable income available to homeowners. Fiscal policy has become aggressively stimulative. Government spending is increasing, we believe additional tax cuts are likely, and deficit spending, at least for the time being, is no longer shunned. At the same time, the inventory liquidation that sapped gross domestic product appears to be complete, allowing industrial production to more closely approximate end-user demand. Finally, energy prices have been falling, reversing the spikes we saw as we entered last year's heating season.

We believe another noteworthy factor is the market's performance following past crises. Although it is common for stocks to fall during crises, they have exhibited a tendency to advance in the crises' aftermath. According to a Ned Davis Research study of the Dow Jones Industrial Average's performance at the time of various crises in the past and during subsequent periods, stocks have typically fallen 7% during a crisis, but have gained 12% in the following 126-day period. Two explanations may account for this. First, the market may immediately discount its deepest fears and subsequently find the long-term effects to be less dire than initially feared. Second, these events have typically been accompanied by monetary stimulus that fueled the market's performance. Although we do not yet know whether the market's discount for our current crisis is adequate, the positive signs with respect to an economic stabilization encourage us.

Regarding small capitalization stocks in particular, we believe relative valuations and growth rates continue to favor this asset class. The International Brokers Estimate System estimated, as of November 30, 2001, that next year's earnings for companies in the Russell 2000 Index are expected to grow 17.5%, while the S&P 500's are expected to grow only 12.1%. In spite of the faster growth, small stocks are cheaper based on price-to-earnings (P/E) ratios. For example, on November 30, 2001, the Russell 2000 Index's P/E was 15.9 times next year's earnings; the S&P 500's was 20.2 times. This combination of higher expected earnings and lower P/E ratios is promising. Also, small stocks have a history of outperforming when the economy emerges from recession. When combined with the long-term strategic advantages of small capitalization stocks (opportunities arising from inefficiently priced securities; entrepreneurial companies; greater potential for growth), these factors lead us to optimism about this asset class. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE

For the 11-month period from the Fund's inception on January 2, 2001, through November 30, 2001, the FTI European Smaller Companies Fund fell 31.10% compared with the 23.42% decline of its benchmark, the HSBC Smaller European Companies Index.* FTI European Smaller Companies Fund's underperformance during the period was primarily the result of the Fund's sector allocations. The Fund did not invest in sectors such as minerals (energy and non-energy) and utilities, which showed strong relative performances for the period under review. Conversely, the Fund was overweighted in such areas as electronic technology and commercial services, which lagged the overall index. Although these sectors' returns were weak during the period, we were able to purchase many high-quality companies at attractive valuations.**


MARKET REVIEW

The September 11 attacks on the U.S. acted to accelerate the downward trend already in motion during 2001, sending global equity markets to new lows. At the end of September, valuations were at levels that led to broad speculation that equity markets had reached a bottom. Markets advanced strongly in October and November, led by the more aggressive growth industries such as wireless telecommunications, semiconductors and software. This marked a clear reversal in industry performance, as the more aggressive growth industries showing the greatest gains after the end of September were precisely those that had the most extreme losses previously in the year. Despite the strong performance of the technology, telecommunications and health technology sectors in the HSBC Smaller European Companies Index during October and November, energy minerals and consumer non-durables were the only index sectors to register positive returns year-to-date through November 30, 2001.

This shift in the performance of aggressive growth versus more defensive sectors is reflected in the relative performance of growth and value stocks during 2001. Although growth-oriented companies began to outperform at the end of September, their losses prior to the end of September still showed significant underperformance year-to-date. Overall, it was the wide discrepancy between growth and value performance during the first quarter that resulted in much of the Fund's underperformance year-to-date through November 30, 2001.

The Fund's stock selection was mixed across sectors and countries during the period under review. For example, in spite of weak performance by the pharmaceuticals industry, our position in Italian pharmaceuticals producer Recordati had the most positive impact on the Fund due to its high earnings visibility and the signing of a promising new licensing agreement. While the telecommunications equipment sector as a whole suffered during the year, our position in Tandberg boosted the Fund's results after rebounding strongly in September as the attacks on September 11 were expected to increase demand for its teleconferencing equipment. Conversely, we sold Leica Geosystems and Pinguely-Haulotte as deteriorating fundamentals affected these companies' outlooks and share price performance.


INVESTMENT OUTLOOK AND STRATEGY

The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products and services, sustainable margins and strong balance sheets. Despite the recovery of many of the more aggressive growth stocks and industries during October, our view of the markets going forward demands that we make careful and opportunistic investment decisions. The October rally appeared to be based primarily on valuations as investors opined that certain areas of the market were oversold. In our opinion, the fundamentals still point toward selective investing, and we remain focused on selecting companies with strong franchises and adding to existing holdings of companies with good earnings visibility and sound balance sheets.


* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI BOND FUND

PERFORMANCE

FTI Bond Fund generated a total return of 8.25%* for the year ended November 30, 2001, compared with 11.12% for the Lipper Intermediate Investment Grade Debt Index and 11.16% for the benchmark Lehman Brothers Aggregate Bond Index.** The Fund underperformed its benchmark due to its overweighted exposure in spread products, including high yield bonds. The Fund's yield at the end of November 2001 was 4.58%, while the average maturity was extended from 9.3 years to 9.9 years.


MARKET REVIEW

The U.S. economy already showed signs of slowing prior to September 11, but the terrorist acts greatly extended and deepened the weakness. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts and labor demand reduction, negatively impacting consumer spending, a classic sign of recession.

Aimed at cushioning the adverse impact of uncertainty on economic activity, the Federal Reserve Board (the Fed) shifted into an easing mode and slashed interest rates aggressively beginning in January. In the wake of the attacks, the Fed cut rates further by 150 basis points, bringing this cycle's cumulative rate reductions to 450 basis points and taking the federal funds target rate to a 40-year low of 2%. We believe modest additional rate cuts are likely as evidence of economic weakness continues, but the pace should slow in light of substantial monetary and fiscal stimulus already in the pipeline.

Despite economic problems, most spread sectors outperformed Treasuries and by period-end, domestic equity markets reached levels higher than before the attacks. In addition, the overall fixed income market was up for the year under review as interest rates declined. A major event during the reporting period was the Fed's surprise Halloween announcement that it will eliminate 30-year Treasury bond new issuance. The move seemed designed to lower the long-term portion of the yield curve, which had held steady as the short-end plummeted. The Fed appeared to be counting on this action to make mortgage and corporate sector refinancing cheaper, although its effectiveness at engineering an economic turnaround remains to be seen.


INVESTMENT OUTLOOK AND STRATEGY

Although the U.S. economy and markets regained some stability during October, uncertainty still exists as the threat of more terrorist attacks weighs heavily on the nation's psyche. Weakening labor markets are likely to affect consumer confidence. Business investment continues to tumble due to deteriorating profits and excess capital investment from the past decade's boom. U.S. exports are still constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit.

Despite near-term instability, there are several rays of hope on the horizon. Most notably, fiscal and monetary response has been immediate and powerful. More stimuli seem to be on the way such as a fiscal package of tax cuts and spending hikes equal to almost 2% of gross domestic product. Energy prices have fallen substantially, which should boost household and business purchasing power. Information technology-related productivity growth increases are likely to continue, which is encouraging in a time of slowdown in economic activity. All told, the groundwork appears to have been laid for a strong rebound, even stronger in terms of growth rates than was envisioned prior to the attacks. However, it is very difficult to pinpoint the precise timing of the recovery as it depends on how the political and military landscape plays out.

Currently, the bond market is grappling with the rapidly changing yield curve. Reduced supply of 30-year Treasuries should create a dramatic rally on the long end, as their scarcity pushes up prices. This technical factor may help, but should not change, economic fundamentals. Near term, we expect short-term rates to remain low and the yield curve to be historically steep.

Investment-grade corporate bonds underperformed during the year as signs of an economy slipping into recession prompted bondholders to seek the refuge of safer U.S. government and agency bonds. After a short-lived rally in the first half of 2001 and prior to September 11, corporate spreads were wide relative to historical averages as the economy began to enter a recession. The recent sell-off pushed spreads even wider to reflect the increased risk premium demanded by investors. Spreads increased roughly 8 basis points during November as higher-quality and longer-maturity bonds generally outperformed. Uncertainty led us to upgrade our portfolio credit quality and reduce our exposure to weak BBB and crossover credits, vulnerable industry sectors and long-dated bonds. We emphasized liquid securities from higher-quality issuers and industry sectors characterized by free cash-flow generation, leading market positions, sustainable competitive advantages and strong debt protection measures.

Severely affected by a flight to quality after September 11, the broader high yield market underperformed significantly during the period under review. Spreads widened to nearly record levels after the terrorist attacks. The high yield sector still represents good value especially given the reversal from negative to positive flows for high yield mutual funds, a slight steepening of the 3-month to 10-year Treasury yield curve and a modest acceleration in money supply growth. Despite better valuations and October's strong returns, market uncertainty led us to continue to embrace a defensive posture and maintain minimal exposure to high yield bonds.

With 30-year and 15-year mortgage rates falling roughly to 6.5% and 6.0%, mortgage refinancing should increase and pressure current coupons with tremendous supply. Thus, we ended the fiscal year with an underweighted position in these issues. Commercial mortgage-backed securities were a staple of our mortgage portfolio over the last few months of the period, but we reduced our allocation through profit taking. U.S. agency securities seem more attractive to us based on yield and liquidity.

Considering the current market environment, deteriorating credit conditions and increased investor risk aversion, we continue to believe that portfolio credit quality will still be very important in the near future. As a result, we will continue to focus on liquid, high-quality issues. We already began to reduce our exposure to the majority of spread sectors prior to September 11 and continued these measures through fiscal year-end. In addition, market volatility provides us with the chance to do what we do best -- opportunistically invest in sectors when value presents itself. We expect to add spread sector holdings, such as corporate, mortgages and asset-backed securities, and "plus" sector positions, such as high yield, non-U.S. dollar and emerging market bonds from the benchmark Lehman Brothers Aggregate Bond Index, to our portfolio in the weeks and months ahead.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. As of 11/30/01, the Lipper Intermediate Investment Grade Debt Index consisted of the 30 largest funds in the Intermediate Investment Grade classification based on year-end total net assets. The Lipper index does not include sales charges. The Fund's performance relative to the index might have been different if such charges had been considered. Past performance does not guarantee future results.

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund generated a total return of 8.06%* for the year ended November 30, 2001, compared with the Lipper Intermediate Municipal Debt** category's 7.56% return. As the municipal yield curve steepened during the year, the Fund's performance benefited from its emphasis on short-intermediate maturities.


MARKET REVIEW

At period-end, the markets continued to absorb the impact of the tragic September 11 attacks. The economy was already fragile prior to September 11, but the attacks extended and deepened the weakness. The U.S. economy remained in a downward trend, signaling recessionary conditions. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts. As a result, layoffs continued and the prospect of significant further pressure on the labor markets seemed apparent. Within this environment, consumer spending weakened in a classic recessionary response. The Federal Reserve Board (the Fed) returned to its aggressive easing mode, aimed at cushioning the adverse impact of uncertainty on economic activity. The Fed cut a total of 450 basis points by the end of November, leaving the federal funds target rate at 2.00%, a 40-year low. Modest additional cuts seem likely as evidence of economic weakness continues, but the pace should slow in light of the extensive monetary and fiscal stimulus already in the pipeline. Despite the nation's economic woes, its equity markets have reached levels higher than pre-September 11, and most spread sectors have outperformed Treasuries.

Another major event during the Fund's fiscal year was the Treasury Department's surprise Halloween announcement that it will eliminate new issuance of the 30-year Treasury bond. The move seems designed to lower the long-term portion of the yield curve, which had held steady as the short-term portion plummeted. The cost of refinancing in the mortgage and corporate sectors would benefit as yields fall. How effective the Treasury's decision will be in engineering an economic turnaround remains to be seen.

Similar to the Treasury market, municipal yields also declined over the course of the year. Specifically, 2-year AAA municipal yields declined 191 basis points to 2.42%, 10-year yields 50 basis points to 4.21%, and 30-year yields 42 basis points to 5.00%. The spread differential between 2- and 30-year municipal yields widened by 149 basis points with the greatest impact on maturities less than 5 years.

As a sector, municipals underperformed Treasuries as the 10-year AAA tax-exempt/taxable ratio began the year at 86% and widened to 88% by period-end. Despite the modest underperformance, the municipal market's performance was impressive given the large increase in supply this year. The historically low interest rate environment in the municipal market contributed to a rise in both new issuance debt and refunding debt. From a demand perspective, municipals benefited from significant equity market weakness as both retail and institutional investors reallocated their portfolios in favor of municipals.

Resulting from the economic slowdown, as well as the repercussions of the September 11 attacks, credit quality in the municipal sector came under increased scrutiny and pressure. Specifically, municipalities heavily dependent upon tourism and sales tax revenue experienced some credit deterioration due to the uncertainty of future traveler and consumer behavior. Additionally many large issuers, such as the State of California, experienced larger-than-anticipated budget deficits, which necessitated budget revisions.

INVESTMENT OUTLOOK AND STRATEGY

The economy regained some stability in October, but uncertainty still exists as the threat of more terrorist attacks weighs on the American psyche. Labor markets continued to deteriorate, cutting into income growth and confidence. Business investment tumbled, hurt by deteriorating profits and an overhang in capital put in place during the economic boom. U.S. exports are constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit. Despite the near-term gloom, there are several rays of hope on the horizon. Most notably, the fiscal and monetary response has been powerful and more stimulus is on the way. A fiscal package of tax cuts and spending hikes equal to almost 2% of the nation's gross domestic product seems to be under way. Substantial reductions in energy prices should boost household and business purchasing power. Also, information-technology related productivity growth increases are likely to continue, which is encouraging in a time of economic slowdown. Overall, the groundwork seems to have been laid for a strong rebound. It is, however, very difficult to pinpoint the precise timing of a recovery since it also depends on how the political and military landscape unfolds.

At the Fund's fiscal year-end, the bond market continued to grapple with the rapidly changing yield curve. The elimination of 30-year Treasury new issues should create a dramatic rally on the long-term portion, as their scarcity pushes up prices. Although this technical factor will help, it is not a change in economic fundamentals. We expect short-term rates to remain low and the yield curve to be historically steep for the near term.

Our outlook for the municipal market is cautionary due to our expectations for an economic rebound in 2002. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects and/or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper Intermediate Municipal Debt funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

LAST MEETING OF SHAREHOLDERS


A Special Meeting of Trust shareholders was held on March 30, 2001. As of February 16, 2001, the record date for shareholder voting at the meeting, there were 44,747,855 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

AGENDA ITEM 1. To approve new Investment Advisory Agreement between the FTI Funds and Fiduciary International Inc.

           FUND                           FOR          AGAINST       ABSTAINED
--------------------------------------------------------------------------------
Municipal Bond Fund                    7,759,023            0            0
Bond Fund                             11,603,248            0            0
Large Cap Growth Fund                  3,448,567            0            0
Large Cap Growth and Income Fund      10,501,242            0            0
Small Cap Equity Fund                  3,707,742        4,697            0
International Equity Fund              5,698,942       17,944            0
European Smaller Companies Fund        1,122,536            0            0

FTI LARGE CAPITALIZATION GROWTH FUND


       GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Russell 1000 Growth Index
(RUS1).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth Fund to that of the Russell 1000 Growth Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                  FTI LARGE                      FTI Large
               CAPITALIZATION   RUSSELL 1000   Capitalization  Russell 1000
    Date         GROWTH FUND    GROWTH INDEX    Growth Fund    Growth Index
    ----         -----------    ------------    -----------    ------------
   12/11/98        $10,000         $10,000
   11/30/99        $11,790         $12,763         17.90%         27.63%
   11/30/00        $10,723         $11,288         -9.05%        -11.56%
   11/30/01        $ 7,560         $ 8,714        -29.50%        -22.80%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (29.50%)
       Start of Performance (12/11/98)                             (8.99%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Russell 1000 Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND


 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth and Income Fund with that of the S&P 500 Composite Stock Price Index based on a $10,000 investment from 12/11/98 to 11/30/01.

               FTI LARGE CAPITALIZATION                    FTI Lg. Cap
     DATE       GROWTH AND INCOME FUND    S&P 500 INDEX       G&I          S&P 500 $T
     ----       ----------------------    -------------       ---          ----------
   12/11/1998          $10,000               $10,000
   11/30/1999          $11,420               $12,089         14.20%          20.89%
   11/30/2000          $11,194               $11,579         -1.98%          -4.22%
   11/30/2001          $10,162               $10,165         -9.22%         -12.21%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                      (9.22%)
       Start of Performance (12/11/98)                              0.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI INTERNATIONAL EQUITY FUND


         GROWTH OF A $10,000 INVESTMENT IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the MSCI Europe Australasia and Far East Index (MSCI EAFE).+

[LINE GRAPH]

The following line graph compares the performance of the FTI International Equity Fund with that of the MSCI Europe Australasia Far East Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                    FTI                         FTI
               INTERNATIONAL                International
                EQUITY FUND     MSCI EAFE    Equity Fund
   12/22/1995     $10,000        $10,000
   11/30/1996     $11,004        $10,898       10.04%
   11/30/1997     $12,436        $10,885       13.01%
   11/30/1998     $14,252        $12,711       14.61%
   11/30/1999     $18,132        $15,435       27.22%
   11/30/2000     $15,044        $13,975       -17.03%
   11/30/2001     $10,883        $11,338       -27.66%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (27.66%)
       5 Year                                                      (0.22%)
       Start of Performance (12/22/95)                              1.43%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND


       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the Russell 2000 Growth Index
(RUS2).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Small Capitalization Equity Fund with that of the Russell 2000 Growth Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                 FTI SMALL                          FTI Small
               CAPITALIZATION    RUSSELL 2000     Capitalization      Russell 2000
     Date        EQUITY FUND     GROWTH INDEX      Equity Fund        Growth Index
     ----        -----------     ------------      -----------        ------------
   12/22/95        $10,000         $10,000
   11/30/96        $12,080         $10,984            20.80%             9.84%
   11/30/97        $14,370         $12,640            18.96%             15.08%
   11/30/98        $13,603         $11,740            -5.34%             -7.12%
   11/30/99        $21,349         $15,575            56.94%             32.66%
   11/30/00        $23,530         $13,391            10.22%            -14.02%
   11/30/01        $20,966         $12,143           -10.90%             -9.32%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (10.90%)
       5 Year                                                      11.66%
       Start of Performance (12/22/95)                             13.27%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI EUROPEAN SMALLER COMPANIES FUND


      GROWTH OF A $10,000 INVESTMENT IN FTI EUROPEAN SMALLER COMPANIES FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2001, compared to the HSBC European Smaller Companies Index.+

[LINE GRAPH]

The following line graph compares the performance of the FTI European Smaller Companies Fund to that of the HSBC European Smaller Companies Index based on a $10,000 investment from 1/02/01 to 11/30/01.

                                                                          HSBC
                                 HSBC SMALLER                           Smaller
                  FTI EUROPEAN     EUROPEAN                             European
                    SMALLER        COMPANIES    FTI European Smaller    Companies
                 COMPANIES FUND      INDEX         Companies Fund         Index
     01/02/2001     $10,000         $10,000
     11/30/2001      $6,890         $7,658             -31.10%           -23.42%

         AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001++

       Start of Performance (1/2/01)                              (31.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The HSBC European Smaller Companies Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The HSBC European Smaller Companies Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ Since the Fund has existed for less than one year, average annual total returns are not provided.

FTI BOND FUND



                   GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Bond Fund with that of the Lehman Brothers Aggregate Bond Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                                              LEHMAN BROTHERS AGGREGATE                   LB Aggregate Bond
      DATE               FTI BOND FUND                BOND INDEX         FTI Bond Fund         Index
   12/11/1998              $10,000                     $10,000
   11/30/1999              $10,031                      $9,996               0.31%            -0.04%
   11/30/2000              $10,786                     $10,902               7.53%             9.06%
   11/30/2001              $11,676                     $12,118               8.25%            11.16%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.25%
       Start of Performance (12/11/98)                              5.35%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Lehman Brothers Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI MUNICIPAL BOND FUND


              GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Municipal Bond 7-Year Index (LB7MB).+

      [FTI MUNICIPAL BOND FUND LINE GRAPH]

The following line graph compares the performance of the FTI Municipal Bond Fund with that of the Lehman Brothers Municipal Bond 7-Year Index based on a $10,000 investment from 12/11/98 to 11/30/01.

      DATE         FTI MUNICIPAL     LEHMAN BROTHER 7-YEAR    FTI Muni Fund        LB7MB
                     BOND FUND          MUNI BOND INDEX
   12/11/1998         $10,000               $10,000
   11/30/1999          $9,934               $10,039               -0.66%           0.39%
   11/30/2000         $10,452               $10,697               5.21%            6.55%
   11/30/2001         $11,294               $11,566               8.06%            8.13%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.06%
       Start of Performance (12/11/98)                              4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Municipal Bond 7-Year Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Lehman Brothers Municipal Bond 7-Year Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                      COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.8%
    AEROSPACE & DEFENSE 2.2%

    Raytheon Co. ....................................................................United States        8,000       $  262,160
    United Technologies Corp. .......................................................United States        3,000          180,600
                                                                                                                      ----------
                                                                                                                         442,760
                                                                                                                      ----------

    BANKS 1.5%
    Bank of New York Co. Inc. .......................................................United States        8,000          313,920
                                                                                                                      ----------

    BEVERAGES 1.7%
    PepsiCo Inc. ....................................................................United States        7,000          340,410
                                                                                                                      ----------

(a) BIOTECHNOLOGY 6.0%
    Amgen Inc. ......................................................................United States        4,000          265,720
    Genentech Inc. ..................................................................United States       11,000          631,950
    Genzyme Corp-General Division ...................................................United States        5,800          316,796
                                                                                                                      ----------
                                                                                                                       1,214,466
                                                                                                                      ----------

(a) COMMERCIAL SERVICES & SUPPLIES 2.4%
    Concord EFS Inc. ................................................................United States       16,000          479,360
                                                                                                                      ----------

    COMMUNICATIONS EQUIPMENT 4.7%
(a) Cisco Systems Inc. ..............................................................United States       30,000          613,200
    Nokia Corp., ADR ................................................................   Finland          15,000          345,150
                                                                                                                      ----------
                                                                                                                         958,350
                                                                                                                      ----------

    COMPUTERS & PERIPHERALS 3.5%
(a) EMC Corp. .......................................................................United States       15,000          251,850
    International Business Machines Corp. ...........................................United States        4,000          462,360
                                                                                                                      ----------
                                                                                                                         714,210
                                                                                                                      ----------

    DIVERSIFIED FINANCIALS 3.5%
    American Express Co. ............................................................United States        8,500          279,735
    Citigroup Inc. ..................................................................United States        9,000          431,100
                                                                                                                      ----------
                                                                                                                         710,835
                                                                                                                      ----------

(a) DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    Broadwing Inc. ..................................................................United States       16,000          152,320
                                                                                                                      ----------

(a) ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    Agilent Technologies Inc. .......................................................United States       13,000          354,510
    Solectron Corp. .................................................................United States       19,000          279,300
                                                                                                                      ----------
                                                                                                                         633,810
                                                                                                                      ----------

    ENERGY EQUIPMENT & SERVICES 1.4%
    Transocean Sedco Forex Inc. .....................................................United States       10,000          283,000
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                      COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   FOOD & DRUG RETAILING .8%
   SYSCO Corp. .................................................................     United States        7,000       $  172,130
                                                                                                                      ----------

   HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
   Applera Corp-Applied Biosystems Group .......................................     United States       10,000          331,000
   Medtronic Inc. ..............................................................     United States       13,000          614,640
                                                                                                                      ----------
                                                                                                                         945,640
                                                                                                                      ----------

   HEALTH CARE PROVIDERS & SERVICES 4.1%
   Cardinal Health Inc. ........................................................     United States        6,000         409,920
(a)Tenet Healthcare Corp. ......................................................     United States        3,500         210,000
   UnitedHealth Group Inc. .....................................................     United States        3,000         214,350
                                                                                                                      ----------
                                                                                                                        834,270
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 9.9%
   General Electric Co. ........................................................     United States       25,000          962,500
   Tyco International Ltd. .....................................................     United States       17,800        1,046,640
                                                                                                                      ----------
                                                                                                                       2,009,140
                                                                                                                      ----------

   INSURANCE 6.2%
   American International Group Inc. ...........................................     United States        6,000          494,400
   Marsh & McLennan Cos. Inc. ..................................................     United States        4,000          427,880
   St. Paul Cos. Inc. ..........................................................     United States        7,000          329,560
                                                                                                                      ----------
                                                                                                                       1,251,840
                                                                                                                      ----------

(a)INTERNET SOFTWARE & SERVICES .9%
   Check Point Software Technologies Ltd. ......................................       Israel             5,000          191,750
                                                                                                                      ----------

   IT CONSULTING & SERVICES 3.4%
   Electronic Data Systems Corp. ...............................................     United States       10,000          692,200
                                                                                                                      ----------

   LEISURE EQUIPMENT & PRODUCTS 1.4%
   Mattel Inc. .................................................................     United States       15,000          276,150
                                                                                                                      ----------

(a)MEDIA 10.0%
   AOL Time Warner Inc. ........................................................     United States       15,000          523,500
   Clear Channel Communications Inc. ...........................................     United States        8,000          373,840
   Comcast Corp., A ............................................................     United States        9,000          342,000
   Gemstar-TV Guide International Inc. .........................................     United States       10,000          277,300
   Liberty Media Corp., A ......................................................     United States       22,000          289,300
   Viacom Inc., B ..............................................................     United States        5,000          218,250
                                                                                                                      ----------
                                                                                                                       2,024,190
                                                                                                                      ----------

   MULTILINE RETAIL 3.8%
(a)Costco Wholesale Corp. ......................................................     United States        8,000          327,040
   Wal-Mart Stores, Inc. .......................................................     United States        8,000          441,200
                                                                                                                      ----------
                                                                                                                         768,240
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   PHARMACEUTICALS 10.1%
   Eli Lilly & Co. .............................................................     United States        5,000       $  413,350
   Johnson & Johnson ...........................................................     United States        6,500          378,625
   Merck & Co. Inc. ............................................................     United States        7,000          474,250
   Pfizer Inc. .................................................................     United States       13,000          563,030
   Schering-Plough Corp. .......................................................     United States        6,000          214,380
                                                                                                                      ----------
                                                                                                                       2,043,635
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.7%
(a)Applied Materials Inc. ......................................................     United States        4,000          158,960
   Intel Corp. .................................................................     United States       12,000          391,920
                                                                                                                      ----------
                                                                                                                         550,880
                                                                                                                      ----------

(a)SOFTWARE 4.9%
   Mercury Interactive Corp. ...................................................      United States        6,000          184,740
   Microsoft Corp. .............................................................      United States        7,000          449,470
   Oracle Corp. ................................................................      United States       25,000          350,750
                                                                                                                      ----------
                                                                                                                         984,960
                                                                                                                      ----------

   SPECIALTY RETAIL 1.2%
   Home Depot Inc. .............................................................     United States        5,000          233,300
                                                                                                                      ----------

   TOBACCO .7%
   Philip Morris Cos. Inc. .....................................................     United States        3,000          141,510
                                                                                                                      ----------

(a)WIRELESS TELECOMMUNICATION SERVICES 2.3%
   Nextel Communications Inc., A ...............................................     United States       20,000          214,200
   Sprint Corp. (PCS Group) ....................................................     United States       10,000          249,500
                                                                                                                      ----------
                                                                                                                         463,700
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $18,638,843) ........................................                                      19,826,976
                                                                                                                      ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
(b)REPURCHASE AGREEMENT (COST $376,000) 1.8%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $376,033)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................United States     $376,000          376,000
                                                                                                                     -----------
 TOTAL INVESTMENTS (COST $19,014,843) 99.6% .........................................                                 20,202,976

 OTHER ASSETS, LESS LIABILITIES .4% .................................................                                     79,913
                                                                                                                     -----------
 TOTAL NET ASSETS 100.0% ............................................................                                $20,282,889
                                                                                                                     -----------


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 76.0%
   AEROSPACE & DEFENSE 3.2%
   Curtiss Wright Corp., B ..........................................................United States        2,468       $   98,720
   Honeywell International Inc. .....................................................United States       70,000        2,319,800
                                                                                                                      ----------
                                                                                                                       2,418,520
                                                                                                                      ----------

   CHEMICALS 2.7%
   Dow Chemical Co. .................................................................United States       53,000        1,987,500
                                                                                                                      ----------

   COMMUNICATIONS EQUIPMENT 2.2%
   Corning Inc. .....................................................................United States      171,000        1,612,530
                                                                                                                      ----------

   COMPUTERS & PERIPHERALS 5.3%
   International Business Machines Corp. ............................................United States       34,000        3,930,060
                                                                                                                      ----------

   DIVERSIFIED FINANCIALS 2.0%
   Citigroup Inc. ...................................................................United States       31,000        1,484,900
                                                                                                                      ----------

   DIVERSIFIED TELECOMMUNICATION SERVICES 5.5%
   AT&T Corp. .......................................................................United States       92,000        1,609,080
   Verizon Communications ...........................................................United States       53,000        2,491,000
                                                                                                                      ----------
                                                                                                                       4,100,080
                                                                                                                      ----------

   FOOD PRODUCTS 3.3%
   Archer Daniels Midland Co. .......................................................United States      158,550        2,440,085
                                                                                                                      ----------

   HOUSEHOLD PRODUCTS 3.5%
   Procter & Gamble Co. .............................................................United States       34,000        2,633,640
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 5.4%
   General Electric Co. .............................................................United States       40,000        1,540,000
   Tyco International Ltd. ..........................................................United States       43,000        2,528,400
                                                                                                                      ----------
                                                                                                                       4,068,400
                                                                                                                      ----------

   INSURANCE 9.7%
   American International Group Inc. ................................................United States        5,000          412,000
   St. Paul Cos.Inc. ................................................................United States       47,000        2,212,760
   Unitrin Inc. .....................................................................United States       38,000        1,478,200
   XL Capital Ltd., A ...............................................................  Bermuda           34,000        3,161,320
                                                                                                                      ----------
                                                                                                                       7,264,280
                                                                                                                      ----------

(a)MEDIA 1.9%
   Liberty Media Corp., A ...........................................................United States      110,000        1,446,500
                                                                                                                      ----------

(a)MULTILINE RETAIL 2.8%
   Costco Wholesale Corp. ...........................................................United States       51,000        2,084,880
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH & INCOME FUND

                                                                                       COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   OIL & GAS 10.0%
   BP PLC, ADR........................................................               United Kingdom      76,000      $ 3,356,920
   Exxon Mobil Corp. .................................................               United States      110,000        4,114,000
                                                                                                                      ----------
                                                                                                                       7,470,920
                                                                                                                      ----------

   PHARMACEUTICALS 14.7%
   Eli Lilly & Co. ...................................................               United States       35,000        2,893,450
   Johnson & Johnson..................................................               United States       80,000        4,660,000
   Merck & Co. Inc. ..................................................               United States       50,000        3,387,500
                                                                                                                      ----------
                                                                                                                      10,940,950
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.8%

(a)Analog Devices Inc. ...............................................              United States        2,000           85,000
   Intel Corp. .......................................................               United States       85,000        2,776,099
                                                                                                                      ----------
                                                                                                                       2,861,099
                                                                                                                      ----------
   TOTAL COMMON STOCKS (COST $35,111,812).............................                                                56,744,344
                                                                                                                      ----------
   PREFERRED STOCKS (COST $1,802,740) 2.8%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ..................               United States       36,000        2,069,640
                                                                                                                      ----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $36,914,553)                                                   58,813,984
                                                                                                                      ----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(b)REPURCHASE AGREEMENT (COST $17,246,000) 23.1%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $17,247,509)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies.........................................               United States     $17,246,000    17,246,000
                                                                                                                     -----------
   TOTAL INVESTMENTS (COST $54,160,553) 101.9%........................                                                76,059,984
   OTHER ASSETS, LESS LIABILITIES (1.9%)..............................                                                (1,425,681)
                                                                                                                     -----------
   TOTAL NET ASSETS 100.0%............................................                                               $74,634,303
                                                                                                                     ===========


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 1.1%
                                                                                      Food & Drug
   Woolworths Ltd. ..................................................................  Retailing         87,000       $  502,146
                                                                                                                      ----------

   CANADA 2.9%
                                                                                       Electronic
                                                                                       Equipment
(a)Celestica Inc. ...................................................................& Instruments       30,600        1,294,074
                                                                                                                      ----------

   DENMARK 9.7%
   Danske Bank ......................................................................    Banks           64,000        1,012,829

                                                                                      Commercial
                                                                                       Services &
(a)ISS A/S ..........................................................................  Supplies          17,700          979,854


   Novo Nordisk AS, B ...............................................................Pharmaceuticals     36,900        1,434,363

                                                                                      Electrical
   Vestas Wind Systems AS ...........................................................  Equipment         26,000          866,729
                                                                                                                      ----------
                                                                                                                       4,293,775
                                                                                                                      ----------

   FINLAND 1.4%
                                                                                     Communications
   Nokia Corp., A ...................................................................  Equipment         27,000          631,270
                                                                                                                      ----------

   FRANCE 8.4%
                                                                                     Communications
   Alcatel SA .......................................................................  Equipment         37,700          688,266

                                                                                       Personal
   L'Oreal SA .......................................................................  Products          16,600        1,142,781

   Sanofi Synthelabo SA .............................................................Pharmaceuticals     18,500        1,282,696

                                                                                     Semiconductor
                                                                                      Equipment &
   STMicroelectronics NV ............................................................  Products          18,000          611,115
                                                                                                                      ----------
                                                                                                                       3,724,858
                                                                                                                      ----------

   GERMANY 9.2%
   Bayerische Motoren Werke AG ...................................................... Automobiles        35,600        1,148,057

                                                                                      Diversified
   MLP AG ........................................................................... Financials         16,500        1,211,278

   Schering AG ......................................................................Pharmaceuticals     32,200        1,742,223
                                                                                                                      ----------
                                                                                                                       4,101,558
                                                                                                                      ----------

   HONG KONG 4.5%
   Cheung Kong Holdings Ltd. ........................................................ Real Estate        70,000          677,664

   Denway Motors Ltd. ............................................................... Automobiles     1,196,000          360,386

                                                                                      Electric
   Hong Kong Electric Holdings Ltd. ................................................. Utilities         116,500          426,483

   Li & Fung Ltd. ...................................................................Distributors       464,000          517,615
                                                                                                                      ----------
                                                                                                                       1,982,148
                                                                                                                      ----------

   IRISH REPUBLIC 2.3%
   Allied Irish Banks PLC ...........................................................   Banks            97,600        1,026,429
                                                                                                                      ----------

   ITALY 8.5%
   Arnoldo Mondadori Editore SpA ....................................................   Media            82,600          530,530
   Eni SpA .......................................................................... Oil & Gas          92,400        1,086,795
                                                                                     Diversified
   Mediolanum SpA ................................................................... Financials        127,400        1,144,673

                                                                                       Energy
                                                                                      Equipment
   Saipem SpA ....................................................................... & Services        220,900          993,368
                                                                                                                      ----------
                                                                                                                       3,755,366
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   JAPAN 15.9%
                                                                                        Office
   Canon Inc. ....................................................................... Electronics        16,000       $  541,471

   Fanuc Ltd. .......................................................................  Machinery         14,500          682,519

                                                                                       Household
   KAO Corp. ........................................................................  Products          48,000        1,024,509

                                                                                      Computers &
   NEC Corp. ........................................................................ Peripherals        49,000          497,874

                                                                                      Diversified
(a)Nomura Holdings Inc. ............................................................. Financials         70,000          971,433

                                                                                       Wireless
                                                                                     Telecommunication
   NTT DoCoMo Inc. ..................................................................  Services              29          378,916

                                                                                       Household
   Pioneer Corp. ....................................................................  Durables          30,000          723,097

   Shin-Etsu Chemical Co. Ltd. ......................................................  Chemicals         18,000          680,734
   SMC Corp. ........................................................................  Machinery          5,500          555,713
   Tokio Marine & Fire Insurance Co. Ltd. ...........................................  Insurance         56,000          443,110

                                                                                     Air Freight &
   Yamato Transport Co. Ltd. ........................................................  Couriers          29,000          551,899
                                                                                                                      ----------
                                                                                                                       7,051,275
                                                                                                                      ----------

   NETHERLANDS 5.3%
                                                                                      Diversified
   ING Groep NV ..................................................................... Financials         54,000        1,412,497

   Royal Dutch Petroleum Co. ........................................................ Oil & Gas          19,000          919,090
                                                                                                                      ----------
                                                                                                                       2,331,587
                                                                                                                      ----------

   SPAIN .9%
                                                                                      Specialty
(a)Inditex ..........................................................................   Retail           19,750          381,087
                                                                                                                      ----------

   SWITZERLAND 3.7%
   Novartis AG ......................................................................Pharmaceuticals     30,000        1,056,673
   Serono SA, B .....................................................................Biotechnology          720          596,709
                                                                                                                      ----------
                                                                                                                       1,653,382
                                                                                                                      ----------

   TAIWAN .3%
                                                                                     Semiconductor
                                                                                      Equipment &
(a)United Microelectronics Corp., ADR ...............................................  Products          18,860          146,919
                                                                                                                      ----------


   UNITED KINGDOM 24.4%
                                                                                     Diversified
   Amvescap PLC ..................................................................... Financials         85,000        1,211,463

   BP PLC ...........................................................................  Oil & Gas        118,400          874,967

                                                                                       Hotels
                                                                                     Restaurants
   Compass Group PLC ................................................................ & Leisure         150,000        1,074,283

   Diageo PLC ....................................................................... Beverages          53,500          571,882

                                                                                      Air Freight
   Exel PLC ......................................................................... & Couriers         64,000          729,728

   Lloyds TSB Group PLC .............................................................   Banks           109,100        1,122,673

                                                                                       Household
   Reckitt Benckiser PLC ............................................................  Products          13,100          172,331

   Reed International PLC ...........................................................   Media           104,000          874,534

   Royal Bank of Scotland Group PLC .................................................   Banks            45,000        1,042,215

(a)Telewest Communications PLC ......................................................   Media           397,100          365,049

                                                                                      Food & Drug
   Tesco PLC ........................................................................  Retailing        420,000        1,439,646

                                                                                      Wireless
                                                                                     Telecommunication
   Vodafone Group PLC ............................................................... Services          350,000          897,905

                                                                                      Food & Drug
   William Morrison Supermarkets PLC ................................................  Retailing        170,000          482,162
                                                                                                                      ----------
                                                                                                                      10,858,838
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $45,746,723) .............................................                                 43,734,712
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT (COST $4,369,000) 9.8%
   J.P. Morgan Chase & Co. Inc., 1.05%, 12/03/01, (Maturity Value $4,369,382)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................   $4,369,000    $ 4,369,000
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $50,115,723) 108.3% ........................................                  48,103,712
 OTHER ASSETS LESS LIABILITIES (8.7)% ...............................................                  (3,888,236)
 NET EQUITY IN FORWARD CONTRACTS .4% ................................................                     189,522
                                                                                                      -----------
 TOTAL NET ASSETS 100.0% ............................................................                 $44,404,998
                                                                                                      ===========


(a)Non-income producing.

(b)See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)AEROSPACE & DEFENSE 1.4%
   Titan Corp. ......................................................................United States       53,400      $ 1,394,808
                                                                                                                     -----------

   BANKS 2.8%
   City National Corp. ..............................................................United States       32,300        1,406,665
   Westamerica Bancorp. .............................................................United States       33,600        1,310,064
                                                                                                                     -----------
                                                                                                                       2,716,729
                                                                                                                     -----------

(a)BIOTECHNOLOGY 6.5%
   Cell Genesys Inc. ................................................................United States       49,300        1,126,998
   Charles River Laboratories International Inc. ....................................United States       24,400          808,860
   Dyax Corp. .......................................................................United States       49,600          584,288
   Emisphere Technologies Inc. ......................................................United States       52,300        1,490,550
   ImmunoGen Inc. ...................................................................United States       59,000          971,730
   Xoma Ltd. ........................................................................United States      152,400        1,313,688
                                                                                                                     -----------
                                                                                                                       6,296,114
                                                                                                                     -----------

   CHEMICALS 3.4%
(a)Ionics Inc. ......................................................................United States       30,900          838,935
   Minerals Technologies Inc. .......................................................United States       31,500        1,408,050
   OM Group Inc. ....................................................................United States       17,300        1,050,975
                                                                                                                     -----------
                                                                                                                       3,297,960
                                                                                                                     -----------

   COMMERCIAL SERVICES & SUPPLIES 7.4%
(a)Barra Inc. .......................................................................United States       19,000          887,110
(a)Charles River Associates Inc. ....................................................United States       39,500          793,555
   Education Management Corp. .......................................................United States       41,200        1,516,160
(a)FreeMarkets Inc. .................................................................United States       65,300        1,289,675
(a)Perot Systems Corp., A ...........................................................United States       55,300        1,014,755
(a)Webex Communications Inc. ........................................................United States       53,300        1,711,463
                                                                                                                     -----------
                                                                                                                       7,212,718
                                                                                                                     -----------

(a)COMMUNICATIONS EQUIPMENT 2.5%
   Harmonic Inc. ....................................................................United States       97,200        1,182,924
   Sycamore Networks Inc. ...........................................................United States      243,000        1,273,320
                                                                                                                     -----------
                                                                                                                       2,456,244
                                                                                                                     -----------

   CONTAINERS & PACKAGING 2.4%
   AptarGroup Inc. ..................................................................United States       15,200          498,560
(a)Mobile Mini Inc. .................................................................United States       56,300        1,801,037
                                                                                                                     -----------
                                                                                                                       2,299,597
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)DISTRIBUTORS 1.9%
   Brightpoint Inc. .................................................................United States      253,900       $  812,480
   SCP Pool Corp. ...................................................................United States       38,400          991,104
                                                                                                                     -----------
                                                                                                                       1,803,584
                                                                                                                     -----------

   DIVERSIFIED FINANCIALS 2.2%
(a)Investment Technology Group Inc. .................................................United States       21,500        1,236,250
   Raymond James Financial Inc. .....................................................United States       29,000          936,700
                                                                                                                     -----------
                                                                                                                       2,172,950
                                                                                                                     -----------

(a)DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
   Allegiance Telecom Inc. ..........................................................United States      156,400        1,252,764
                                                                                                                     -----------

(a)ELECTRICAL EQUIPMENT .6%
   AstroPower Inc. ..................................................................United States       16,900          616,850
                                                                                                                     -----------

(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
   FuelCell Energy Inc. .............................................................United States       51,400          808,008
   Integrated Circuit Systems Inc. ..................................................United States      101,000        1,890,821
   Power Integrations Inc. ..........................................................United States       61,500        1,396,050
                                                                                                                     -----------
                                                                                                                       4,094,879
                                                                                                                     -----------

(a)ENERGY EQUIPMENT & SERVICES 1.0%
   Universal Compression Holdings Inc. ..............................................United States       36,500          982,215
                                                                                                                     -----------
   FOOD & DRUG RETAILING 3.5%
   Duane Reade Inc. .................................................................United States       13,900          458,005
(a)United Natural Foods Inc. ........................................................United States       74,100        1,667,991
(a)Whole Foods Market Inc. ..........................................................United States       30,700        1,317,337
                                                                                                                     -----------
                                                                                                                       3,443,333
                                                                                                                     -----------

   FOOD PRODUCTS 1.0%
   Dreyer's Grand Ice Cream Inc. ....................................................United States       29,100        1,018,209
                                                                                                                     -----------

(a)HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
   Atrix Laboratories Inc. ..........................................................United States       56,800        1,420,000
   SonoSite Inc. ....................................................................United States       61,500        1,515,975
                                                                                                                     -----------
                                                                                                                       2,935,975
                                                                                                                     -----------

   HEALTH CARE PROVIDERS & SERVICES 10.3%
(a)Accredo Health Inc. ..............................................................United States       22,600          835,296
(a)Apria Healthcare Group Inc. ......................................................United States       34,200          822,852
(a)Beverly Enterprises Inc. .........................................................United States      167,900        1,527,890
(a)Coventry Health Care Inc. ........................................................United States       63,800        1,338,524
   First Health Group Corp. .........................................................United States       19,300          464,165
(a)Priority Healthcare Corp., B .....................................................United States       67,200        2,219,548
(a)Renal Care Group Inc. ............................................................United States       61,000        1,955,660
(a)Sunrise Assisted Living Inc. .....................................................United States       34,000          935,000
                                                                                                                     -----------
                                                                                                                      10,098,935
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)HOTELS RESTAURANTS & LEISURE 2.6%
   Argosy Gaming Co. ................................................................United States       46,700      $ 1,531,760
   Choice Hotels International Inc. .................................................United States       52,100          956,035
                                                                                                                     -----------
                                                                                                                       2,487,795
                                                                                                                     -----------

   HOUSEHOLD DURABLES 1.6%
   La-Z-Boy Inc. ....................................................................United States       75,700        1,589,700
                                                                                                                     -----------

   INSURANCE 4.4%
(a)ChoicePoint Inc. .................................................................United States       30,100        1,417,710
   Markel Corp. .....................................................................United States        2,300          421,521
   Radian Group Inc. ................................................................United States       24,800          949,840
   Renaissance Holdings Ltd. ........................................................   Bermuda          15,400        1,521,674
                                                                                                                     -----------
                                                                                                                       4,310,745
                                                                                                                     -----------

(a)INTERNET & CATALOG RETAIL 1.2%
   1-800-Flowers.com Inc. ...........................................................United States       22,243          321,635
   School Specialty Inc. ............................................................United States       33,500          842,525
                                                                                                                     -----------
                                                                                                                       1,164,160
                                                                                                                     -----------

(a)IT CONSULTING & SERVICES 1.0%
   Tier Technologies Inc., B ........................................................United States       57,200          989,560
                                                                                                                     -----------

(a)LEISURE EQUIPMENT & PRODUCTS 1.5%
   Take-Two Interactive Software Inc. ...............................................United States      104,100        1,451,154
                                                                                                                     -----------

(a)OIL & GAS 1.2%
   Spinnaker Exploration Co. ........................................................United States       28,900        1,198,483
                                                                                                                     -----------

(a)PERSONAL PRODUCTS .7%
   NBTY Inc. ........................................................................United States       58,800          683,256
                                                                                                                     -----------

   PHARMACEUTICALS 1.5%
(a)Cell Therapeutics Inc. ...........................................................United States       52,500        1,436,400
                                                                                                                     -----------

   REAL ESTATE 1.1%
   Ventas Inc. ......................................................................United States       87,300        1,065,060
                                                                                                                     -----------

(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 8.1%
   ATMI Inc. ........................................................................United States       65,700        1,484,820
   Brooks Automation Inc. ...........................................................United States       32,200        1,183,350
   Cirrus Logic Inc. ................................................................United States       73,000          971,630
   Exar Corp. .......................................................................United States       42,300          837,540
   Oak Technology Inc. ..............................................................United States      162,000        1,885,680
   Photon Dynamics Inc. .............................................................United States       41,200        1,612,156
                                                                                                                     -----------
                                                                                                                       7,975,176
                                                                                                                     -----------

   SOFTWARE 6.9%
(a)Documentum Inc. ..................................................................United States       70,800        1,338,120
(a)Manugistics Group Inc. ...........................................................United States      143,800        1,696,840
(a)Netiq Corp. ......................................................................United States       19,000          642,390

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   SOFTWARE (continued)
   Precise Software Solutions Ltd. ..................................................    Israel          51,200       $  990,720
(a)Secure Computing Corp. ...........................................................United States       95,500        2,076,170
                                                                                                                     -----------
                                                                                                                       6,744,240
                                                                                                                     -----------

(a)SPECIALTY RETAIL .8%
   Genesco Inc. .....................................................................United States       41,600          798,720
                                                                                                                     -----------

   WATER UTILITIES 1.4%
   Philadelphia Suburban Corp. ......................................................United States       44,800        1,342,656
                                                                                                                     -----------

(a)WIRELESS TELECOMMUNICATION SERVICES 1.4%
   Airgate PCS Inc. .................................................................United States       25,100        1,317,750
                                                                                                                     -----------

   TOTAL COMMON STOCKS (COST $82,224,231) ...........................................                                 88,648,719
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                       ------
(b)REPURCHASE AGREEMENT (COST $10,005,000) 10.2%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity Value $10,005,875)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................                $10,005,000         10,005,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $92,229,231) 101.0% ......................................                                    98,653,719
   OTHER ASSETS, LESS LIABILITIES (1.0)% ............................................                                      (993,472)
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..........................................................                                   $97,660,247
                                                                                                                        ============

(a)Non-income producing.

(b)At November 30, 2001, all repurchase agreements held by the fund had been entered into on that date.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%

 BELGIUM 2.0%
 Omega Pharma SA .....................................    Health Care Equipment & Supplies      6,955   $  289,085
                                                                                                        ----------
 DENMARK 5.2%
(a)Coloplast AS ......................................    Health Care Equipment & Supplies      4,970      328,965
 Group 4 Falck AS ....................................     Commercial Services & Supplies       2,350      285,640
 TK Development AS ...................................               Real Estate                6,440      139,505
                                                                                                        ----------
                                                                                                           754,110
                                                                                                        ----------
 FINLAND 7.7%
 Hartwall OYJ, A .....................................                Beverages                 9,720      204,619
 Instrumentarium Corp. ...............................    Health Care Equipment & Supplies      7,315      307,325
 Uponor OYJ ..........................................            Building Products            19,270      315,896
(a)Vaisala OYJ, A ....................................   Electronic Equipment & Instruments    11,350      292,311
                                                                                                        ----------
                                                                                                         1,120,151
                                                                                                        ----------
 FRANCE 12.3%
(a)April Group .......................................                  Banks                  16,350      255,578
(a)Beneteau ..........................................      Leisure Equipment & Products        1,800      135,203
 Brioche Pasquier SA .................................              Food Products               2,140      132,657
 Elior ...............................................      Hotels Restaurants & Leisure       18,050      134,851
(a)Marionnaud Parfumaries ............................            Specialty Retail              6,996      305,768
(a)Medidep SA ........................................    Health Care Providers & Services      7,600      121,184
(a)Neopost SA ........................................     Commercial Services & Supplies      10,530      321,186
 Penauille Polyservices ..............................     Commercial Services & Supplies       5,060      158,873
 Royal Canin SA ......................................              Food Products               1,725      206,910
                                                                                                        ----------
                                                                                                         1,772,210
                                                                                                        ----------
 GERMANY 7.0%
 FJA AG ..............................................                Software                  3,005      135,563
 Puma AG .............................................            Specialty Retail              9,420      238,048
 Stada Arzneimittel AG ...............................             Pharmaceuticals              4,545      145,349
(a)Techem AG .........................................     Commercial Services & Supplies      10,030      226,958
(a)Wedeco AG Water Technology ........................             Water Utilities              8,379      268,711
                                                                                                        ----------
                                                                                                         1,014,629
                                                                                                        ----------
 IRISH REPUBLIC 4.6%
 Anglo Irish Bank Corp. PLC ..........................                  Banks                  46,295      174,178
 IFG Group PLC .......................................                  Banks                  85,700      237,987
 Kingspan Group PLC ..................................       Construction & Engineering        87,610      249,570
                                                                                                        ----------
                                                                                                           661,735
                                                                                                        ----------

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)

 ITALY 8.9%
 Arnoldo Mondadori Editore SpA .......................                  Media                  34,500   $  221,589
(a)Bayerische Vita SA ................................                Insurance                32,667      216,254
 Credito Emiliano SpA ................................                  Banks                  29,220      141,346
(a)Ferritti SpA ......................................      Leisure Equipment & Products       89,600      292,160
(a)Permasteelisa SpA .................................       Construction & Engineering        10,595      142,365
 Recordati SpA .......................................             Pharmaceuticals             15,000      282,177
                                                                                                        ----------
                                                                                                         1,295,891
                                                                                                        ----------
(a)NETHERLANDS 1.6%
 Qiagen NV ...........................................              Biotechnology              11,355      225,814
                                                                                                        ----------
 NORWAY 3.3%
(a)Tandberg ASA ......................................   Electronic Equipment & Instruments    14,030      287,635
 Tomra Systems ASA ...................................                Machinery                18,025      191,837
                                                                                                        ----------
                                                                                                           479,472
                                                                                                        ----------
 SPAIN 5.1%
 Azkoyen SA ..........................................                Machinery                29,850      264,722
(a)Baron De Ley SA ...................................                Beverages                 7,900      179,751
(a)Grupo Auxiliar Metalurgico SA (GAMESA) ............   Semiconductor Equipment & Products     9,750      155,466
 Zardoya Otis SA .....................................                Machinery                15,015      141,230
                                                                                                        ----------
                                                                                                           741,169
                                                                                                        ----------
 SWEDEN 8.9%
(a)Capio AB ..........................................    Health Care Providers & Services     36,550      232,977
 Eniro AB ............................................     Commercial Services & Supplies      37,630      278,662
(a)Karo Bio AB .......................................     Commercial Services & Supplies       5,995      194,720
(a)Modern Times Group AB .............................                  Media                  11,750      253,328
(a)Perbio Science AB .................................             Pharmaceuticals             10,370      151,642
(a)Q-Med AB ..........................................    Health Care Equipment & Supplies     11,200      178,478
                                                                                                        ----------
                                                                                                         1,289,807
                                                                                                        ----------
 SWITZERLAND 4.4%
 Kaba Holding AG .....................................          Electrical Equipment              525      124,452
(a)Logitech International SA .........................         Computers & Peripherals          8,300      290,829
 Tecan Group AG ......................................    Health Care Equipment & Supplies      3,700      223,218
                                                                                                        ----------
                                                                                                           638,499
                                                                                                        ----------
 UNITED KINGDOM 22.0%
 Aberdeen Asset Management PLC .......................         Diversified Financials          42,900      231,426
 Aggreko PLC .........................................     Commercial Services & Supplies      45,020      228,427
 Amey PLC ............................................     Commercial Services & Supplies      48,370      264,382
(a)Fitness First PLC .................................     Commercial Services & Supplies      31,830      181,463
 HIT Entertainment PLC ...............................                  Media                  53,255      259,584
 Luminar PLC .........................................      Hotels Restaurants & Leisure       21,950      278,430
 Marlborough Stirling PLC ............................                Software                103,155      281,914

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)


 UNITED KINGDOM (continued)
 Nestor Healthcare Group PLC .........................     Commercial Services & Supplies      37,820   $  307,247
 RM PLC ..............................................                Software                 34,603      118,364
 RPS Group PLC .......................................     Commercial Services & Supplies     135,245      291,065
 Spectris PLC ........................................          Electrical Equipment           39,500      270,227
 Taylor & Francis Group PLC ..........................                  Media                  19,530      160,609
 Torex PLC ...........................................         Diversified Financials          30,775      321,508
                                                                                                        ----------
                                                                                                         3,194,646
                                                                                                        ----------
 TOTAL COMMON STOCKS (COST $14,455,654)                                                                 13,477,218
                                                                                                        ----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
 SHORT TERM INVESTMENTS (COST $147,000) 1.0%
 General Electric Capital Corp. Master NT ............                                     $  147,000      147,000
                                                                                                        ----------
(b)REPURCHASE AGREEMENT (COST $389,000) 2.7%
 J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity
 Value $389,034) Collateralized by U.S. Treasury
 Bills, Notes and Bonds, and U.S. Government Agencies.                                        389,000      389,000
                                                                                                        ----------
 TOTAL INVESTMENTS (COST $14,991,654) 96.7% ..........                                                  14,013,218
 OTHER ASSETS, LESS LIABILITIES 3.3% .................                                                     481,610
                                                                                                        ----------
 TOTAL NET ASSETS 100.0% .............................                                                 $14,494,828
                                                                                                        ==========

(a)  Non-income producing.

(b)  See note 1(d) regarding repurchase agreements.


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION (COST $1,858,591) 1.5%


 DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ....................................   $ 1,883,000  $  1,932,758
                                                                                                   ------------
 CORPORATE BONDS 39.0%
 AEROSPACE & DEFENSE 1.1%
(a)Northrop Grumman Corp., 7.75%, 2/15/31 .........................................     1,265,000     1,369,651
                                                                                                   ------------
 AIRLINES 1.8%
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .....................................     2,465,000     2,241,683
                                                                                                   ------------
 BANKS 1.7%
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................................     2,125,000     2,206,715
                                                                                                   ------------
 COMMERCIAL SERVICES & SUPPLIES 6.2%
 Fideicomiso Petacalco Trust, 144A, 10.16%, 12/23/09 ..............................       340,000       371,450
 MMCA Auto Owner Trust, -1, A2, 5.149%, 8/15/03 ...................................     3,000,000     3,001,897
 PSE & G Transition Funding LLC, 6.45%, 3/15/13 ...................................     2,400,000     2,522,990
 Waste Management Inc., 6.50%, 11/15/08 ...........................................     1,900,000     1,903,977
                                                                                                   ------------
                                                                                                      7,800,314
                                                                                                   ------------
 COMMUNICATIONS EQUIPMENT .4%
 Nextel Communications, 9.50%, 2/01/11 ............................................       675,000       551,813
                                                                                                   ------------
 DIVERSIFIED FINANCIALS 13.2%
 Citigroup Inc., sub. note, 7.25%, 10/01/10 .......................................     1,000,000     1,088,584
 General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ............................     2,360,000     2,360,581
 Household Finance Corp., 6.375%, 10/15/11 ........................................     3,250,000     3,274,973
 LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 ...........................     4,557,000     4,700,907
 Morgan Stanley Capital I, WF1, A1, 6.83%, 7/15/29 ................................     2,200,931     2,315,241
 National Rural Utility Finance, 6.00%, 5/15/06 ...................................     1,000,000     1,039,340
 Sprint Capital Corp., 7.625%, 1/30/11 ............................................     1,830,000     1,920,768
                                                                                                   ------------
                                                                                                     16,700,394
                                                                                                   ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
 CSC Holdings Inc., 8.125%, 7/15/09 ...............................................       365,000       380,545
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .............................     2,090,000     2,162,065
 Verizon New England Inc., 6.50%, 9/15/11 .........................................     1,000,000     1,034,610
 Worldcom Inc., 8.25%, 5/15/31 ....................................................       700,000       719,941
                                                                                                   ------------
                                                                                                      4,297,161
                                                                                                   ------------
 ELECTRIC UTILITIES 1.5%
 Calpine Corp., senior note, 8.50%, 2/15/11 .......................................       550,000       548,539
 East Coast Power LLC, 6.737%, 3/31/08 ............................................       138,267       143,093
 TXU Corp., J, 6.375%, 6/15/06 ....................................................     1,230,000     1,255,200
                                                                                                   ------------
                                                                                                      1,946,832
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

 ENERGY EQUIPMENT & SERVICES 3.0%
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 .....................   $ 1,300,000  $  1,285,223
 PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ..............................     1,075,000     1,161,975
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ...............................     1,250,000     1,324,211
                                                                                                   ------------
                                                                                                      3,771,409
                                                                                                   ------------
 GAS UTILITIES 1.4%
(+)Marlin Water Trust II/ Capital II, senior note, 144A, 6.31%, 7/15/03 ...........     2,600,000       338,234
 WCG Note Trust / Note Corp., 144A, 8.25%, 3/15/04 ................................     1,350,000     1,383,134
                                                                                                   ------------
                                                                                                      1,721,368
                                                                                                   ------------
 HEALTH CARE PROVIDERS & SERVICES .5%
(a)Healthsouth Corp., senior note, 8.50%, 2/01/08 .................................       580,000       616,250
                                                                                                   ------------
 INDUSTRIAL CONGLOMERATES 1.0%
 Tyco International Group, 6.375%, 10/15/11 .......................................     1,250,000     1,256,990
                                                                                                   ------------
 INSURANCE 2.5%
 AIG SunAmerica Financing VIII, 144A, 2.216%, 11/15/04 ............................     3,100,000     3,100,617
                                                                                                   ------------
 WIRELESS TELECOMMUNICATION SERVICES 1.3%
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .......................     1,500,000     1,706,250
                                                                                                   ------------
 TOTAL CORPORATE BONDS (COST $50,663,142) .........................................                  49,287,447
                                                                                                   ------------
 MORTGAGE BACKED SECURITIES 32.3%
 Federal Home Loan Mortgage Corp., 5.50%, 7/15/06 .................................     4,370,000     4,554,917
 Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 .................................       320,000       334,661
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11 ................................     3,200,000     3,250,291
 Federal National Mortgage Association, 12/01/99 ..................................    10,490,000    10,621,125
 Federal National Mortgage Association, 7.50%, 12/01/30 ...........................     7,865,000     8,174,684
 Federal National Mortgage Association, 6.00%, 5/15/11 ............................     2,720,000     2,831,626
 Federal National Mortgage Association, 6.50%, 12/01/29 ...........................     6,467,000     6,646,847
 Government National Mortgage Association, SF, 7.00%, 12/01/29 ....................     4,265,000     4,396,951
                                                                                                   ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $40,818,905)...............................                  40,811,102
                                                                                                   ------------
 U.S. TREASURY SECURITIES 24.8%
 U.S. Treasury Bond, 7.25%, 8/15/22 ...............................................     4,850,000     5,851,831
 U.S. Treasury Note, 5.00%, 8/15/11 ...............................................       775,000       790,258
 U.S. Treasury Note, 7.25%, 5/15/04 ...............................................     2,865,000     3,141,541
 U.S. Treasury Note, 6.75%, 5/15/05 ...............................................     6,000,000     6,590,160
 U.S. Treasury Note, 7.00%, 7/15/06 ...............................................     8,575,000     9,626,449
 U.S. Treasury Note, 6.50%, 2/15/10 ...............................................     4,675,000     5,240,932
                                                                                                   ------------
 TOTAL U.S. TREASURY SECURITIES (COST $30,698,115).................................                  31,241,171
                                                                                                   ------------

                                                                                         SHARES
                                                                                         ------
 PREFERRED STOCKS (COST $1,989,000) 1.8%
 Centaur Funding Corp., 9.08%, pfd., 144A .........................................         1,989     2,237,625
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 22.1%

 Federal Farm Credit Bank, 12/18/01 ...............................................    $  653,000  $    652,393
 Federal Home Loan Bank, 12/03/01 .................................................     1,888,000     1,887,795
 Federal Home Loan Bank, 12/06/01 .................................................    18,275,000    18,269,924
 Federal Home Loan Mortgage Corp., 12/03/01 .......................................     7,050,000     7,049,221
                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $27,859,332) ..................................                  27,859,333
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $153,887,085) 121.5% .....................................                 153,369,436
 OTHER ASSETS, LESS LIABILITIES (21.5)% ...........................................                 (27,143,400)
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $126,226,036
                                                                                                   ============


(a)  See note 7 regarding restricted securities.

+    Represents defaulted bonds.


See notes to financial statements.

STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS 93.1%

 ALABAMA 1.2%
 Alabama State GO, Series A, 4.50%, 6/01/04 ...............................................   AA/Aa3      $1,030,000    $ 1,071,406
                                                                                                                        -----------
 COLORADO 2.6%
 Colorado Water Resource Power Development Authority Clean Water Revenue, Series A,
   5.50%, 9/01/09 .........................................................................   AAA/Aaa      1,250,000      1,368,175
 Denver City and County School District No. 1 COP, Denver School Facilities Leasing
  Corp.,
   AMBAC Insured, 5.50%, 12/15/08 .........................................................   AAA/Aaa      1,000,000      1,065,740
                                                                                                                        -----------
                                                                                                                          2,433,915
                                                                                                                        -----------
 GEORGIA 5.4%
 Fulton County School District GO, Refunding, 6.375%, 5/01/12 .............................   AA/Aa2       2,500,000      2,919,275
 Georgia State GO, Series A, 6.25%, 4/01/11 ...............................................   AAA/Aaa      1,800,000      2,077,182
(+)Houston County Development Authority MFHR, Emerald Coast Housing, Series A,
     6.40%, 8/01/06 .......................................................................     NR           160,000          8,800
     6.85%, 8/01/18 .......................................................................     NR           390,000         21,450
                                                                                                                        -----------
                                                                                                                          5,026,707
                                                                                                                        -----------
 ILLINOIS 2.6%
 Elgin GO, Corp. Purpose, 6.00%, 1/01/13 ..................................................   AA/Aa2       1,000,000      1,101,050
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......   AAA/Aaa      1,000,000      1,262,380
                                                                                                                        -----------
                                                                                                                          2,363,430
                                                                                                                        -----------
 INDIANA 2.7%
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04 ........   AAA/NR       1,000,000      1,065,880
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
   5.375%, 7/01/07 ........................................................................   AA/Aa2       1,355,000      1,462,519
                                                                                                                        -----------
                                                                                                                          2,528,399
                                                                                                                        -----------
 IOWA 1.2%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 .........................    NR/A1       1,005,000      1,063,069
                                                                                                                        -----------
 KANSAS 1.2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
   5.50%, 9/01/06 .........................................................................   AA+/Aa2      1,000,000      1,086,590
                                                                                                                        -----------
 MAINE .6%
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
   5.05%, 11/15/16 ........................................................................   AA+/Aa2        525,000        530,969
                                                                                                                        -----------
 MASSACHUSETTS 4.2%
 Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...............................   AA-/Aa2      1,750,000      1,880,463
     Refunding, Series A, 5.25%, 1/01/07 ..................................................   AA-/Aa2      1,850,000      1,979,556
                                                                                                                        -----------
                                                                                                                          3,860,019
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)


 MICHIGAN 10.7%
 Detroit Water Supply System Revenue, Refunding, Series B, MBIA Insured,
   5.30%, 7/01/09 .........................................................................   AAA/Aaa     $1,000,000    $ 1,075,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................   AAA/Aaa      2,500,000      2,747,150
 Michigan State Building Authority Revenue, Facilities Program, Series II,
   5.50%, 10/15/06 ........................................................................   AA+/Aa1      3,000,000      3,264,540
 Michigan State GO, Environmental Protections Program, 6.25%, 11/01/12 ....................   AAA/Aaa      1,000,000      1,159,850
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..............   AAA/Aaa      1,560,000      1,697,249
                                                                                                                        -----------
                                                                                                                          9,944,629
                                                                                                                        -----------
 MINNESOTA 4.1%
 Minnesota State HFA, SFMR, Series C, 4.85%, 1/01/24 ......................................   AA+/Aa1      2,395,000      2,436,098
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .....................   AA/Aa2       1,250,000      1,392,813
                                                                                                                        -----------
                                                                                                                          3,828,911
                                                                                                                        -----------
 MISSISSIPPI 2.4%
 Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................   AA/Aa3       2,000,000      2,238,140
                                                                                                                        -----------
 MISSOURI 3.2%
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
   5.50%, 2/01/10 .........................................................................   AA/Aa2       2,750,000      3,005,833
                                                                                                                        -----------
 NEVADA 2.7%
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
   5.00%, 12/01/06 ........................................................................   AA/Aa3       2,320,000      2,477,899
                                                                                                                        -----------
 NEW MEXICO 1.2%
 New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
   6.00%, 6/15/13 .........................................................................   AA+/Aa2      1,000,000      1,121,950
                                                                                                                        -----------
 NEW YORK 10.3%
 MTA New York Dedicated Tax Fund Revenue, Series A, MBIA Insured, 6.25%, 4/01/11 ..........   AAA/Aaa      1,280,000      1,474,970
 New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ........................................................   AAA/Aaa      1,000,000      1,064,630
     FSA Insured, 6.00%, 4/01/14 ..........................................................   AAA/Aaa      1,420,000      1,602,271
 New York State Urban Development Corp. Revenue, senior lien, Corporate Purpose,
   5.50%, 7/01/05 .........................................................................   AAA/Aaa        400,000        431,416
 Onondaga County GO, 5.875%, 2/15/12 ......................................................   AA+/Aa2      1,000,000      1,125,440
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Refunding,
     Series X, 6.625%, 1/01/12 ............................................................   AA-/Aa3      1,800,000      2,124,126
     Series Y, 5.90%, 1/01/07 .............................................................   AA-/Aa4        500,000        549,560
     Series Y, 6.00%, 1/01/12 .............................................................   AA-/Aa5      1,000,000      1,129,590
                                                                                                                        -----------
                                                                                                                          9,502,003
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 OHIO 5.3%
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ................................   AA/Aa2      $2,135,000    $ 2,275,056
 Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 .....................   AAA/Aa1      1,500,000      1,569,195
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 .........................................................................   AAA/Aaa      1,000,000      1,097,960
                                                                                                                        -----------
                                                                                                                          4,942,211
                                                                                                                        -----------
 OREGON 2.7%
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
   6.00%, 10/15/13 ........................................................................   AAA/Aaa      1,250,000      1,426,525
 Oregon State GO, Series LX, 6.75%, 5/01/05 ...............................................   AA/Aa2       1,000,000      1,115,290
                                                                                                                        -----------
                                                                                                                          2,541,815
                                                                                                                        -----------
 PENNSYLVANIA 2.9%
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
   Series A, 5.85%, 9/01/08 ...............................................................   AA+/NR       1,520,000      1,591,136
 Pennsylvania State GO, Refunding, AMBAC Insured, 5.125%, 9/15/04 .........................   AAA/Aaa      1,000,000      1,061,010
                                                                                                                        -----------
                                                                                                                          2,652,146
                                                                                                                        -----------
 RHODE ISLAND 2.4%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 25-A, 4.95%, 10/01/16 ................................................   AA+/Aa2        230,000        235,964
 Rhode Island State and Providence Plantations GO, Consolidated Capital Development
   Loan, Series C, 5.00%, 9/01/07 .........................................................   AA-/Aa3      1,880,000      1,997,989
                                                                                                                        -----------
                                                                                                                          2,233,953
                                                                                                                        -----------
 SOUTH CAROLINA 2.3%
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 .........................   AAA/Aaa      2,000,000      2,132,920
                                                                                                                        -----------
 SOUTH DAKOTA 1.7%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ...............   AAA/Aa1      1,480,000      1,547,754
                                                                                                                        -----------
 TENNESSEE 4.2%
 Metropolitan Government Nashville and Davidson County GO, Refunding and Improvement,
   Series A and B, 5.00%, 10/15/05 ........................................................   AA/Aa2       2,000,000      2,129,020
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15 ........   AA/Aa2       1,750,000      1,750,193
                                                                                                                        -----------
                                                                                                                          3,879,213
                                                                                                                        -----------
 TEXAS 5.8%
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
   5.50%, 12/01/07 ........................................................................   AAA/Aaa      1,250,000      1,362,050
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ......................   AA-/Aa3      1,500,000      1,578,195
 Kerrville ISD, GO, Refunding, 6.00%, 8/15/13 .............................................   NR/Aaa       1,000,000      1,113,490
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ...............   AA/Aa1       1,250,000      1,320,475
                                                                                                                        -----------
                                                                                                                          5,374,210
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 VIRGINIA 3.1%
 Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05 ........   AAA/Aa1      $ 190,000      $ 209,131
 Virginia State Public School Authority Revenue, School Financing, Refunding, Series A,
   5.25%, 8/01/06 .........................................................................   AA+/Aa1      2,500,000      2,692,975
                                                                                                                        -----------
                                                                                                                          2,902,106
                                                                                                                        -----------
 WASHINGTON 3.8%
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
   6.00%, 1/01/08 .........................................................................   AAA/Aaa        200,000        222,610
 Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 ..................   NR/Aaa       2,000,000      2,225,540
 Washington State GO, Series C, 5.50%, 7/01/11 ............................................   AA+/Aa1      1,000,000      1,091,370
                                                                                                                        -----------
                                                                                                                          3,539,520
                                                                                                                        -----------
 WISCONSIN 2.6%
 Wisconsin State GO, Refunding, Series 2, 5.40%, 5/01/04 ..................................   AA/Aa3         700,000        737,315
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ...............   AA-/Aa3      1,500,000      1,644,840
                                                                                                                        -----------
                                                                                                                          2,382,155
                                                                                                                        -----------
 TOTAL LONG TERM MUNICIPALS (COST $83,172,307).............................................                              86,211,872
                                                                                                                        -----------
 U.S. TREASURY SECURITIES 5.2%
 U.S. Treasury Note, 3.50%, 11/15/06.......................................................                  750,000        730,373
 U.S. Treasury Note, 5.00%, 8/15/11........................................................                4,000,000      4,078,752
                                                                                                                        -----------
 TOTAL U.S. TREASURY SECURITIES (COST $4,724,605)..........................................                               4,809,125
                                                                                                                        -----------
 TOTAL LONG TERM INVESTMENTS (COST $87,896,912)............................................                              91,020,997
                                                                                                                        -----------

                                                                                                            SHARES
                                                                                                            ------
 SHORT TERM INVESTMENTS (COST $546,500) .6%
 Merrill Lynch Institutional Tax Exempt Fund ..............................................                  546,500        546,500
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $88,443,412) 98.9% ...............................................                              91,567,497
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                                 982,859
                                                                                                                        -----------
 TOTAL NET ASSETS 100.0% ..................................................................                             $92,550,356
                                                                                                                        ===========

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

+    Represents defaulted bonds.


The following acronyms are used throughout this portfolio:

AMBAC     - American Municipal Bond Assurance Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
ISD       - Independent School District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PSFG      - Permanent School Fund Guarantee
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                               LARGE             LARGE
                                                          CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
                                                              GROWTH          GROWTH AND          EQUITY
                                                               FUND           INCOME FUND          FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                    $ 18,638,843      $ 36,914,553     $ 45,746,723
============================================================================================================
    Value                                                     19,826,976        58,813,984       43,734,712
    Repurchase agreements, at value and cost                     376,000        17,246,000        4,369,000
  Cash                                                             2,731             2,462            6,872
  Receivables:
    Investment securities sold                                   175,429                --               --
    Dividends and interest                                         8,711           150,289          182,995
  Unrealized gain on forward exchange contracts (Note 6)              --                --          189,522
------------------------------------------------------------------------------------------------------------
        Total assets                                          20,389,847        76,212,735       48,483,101
------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                               41,054         1,484,599               --
    Capital shares redeemed                                        6,920                --        3,954,212
  Other liabilities                                               58,984            93,833          123,891
------------------------------------------------------------------------------------------------------------
        Total liabilities                                        106,958         1,578,432        4,078,103
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Net assets consist of:
  Undistributed net investment income                       $         --      $    160,988     $    246,798
  Net unrealized appreciation (depreciation)                   1,188,133        21,899,431       (1,829,460)
  Accumulated net realized gain (loss)                        (5,415,875)        3,664,934      (16,475,799)
  Capital shares                                              24,510,631        48,908,950       62,463,459
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Shares Outstanding                                             2,931,033        10,351,354        4,411,733
============================================================================================================
Net asset value and maximum offering price per share        $       6.92      $       7.21     $      10.07
============================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                                               EUROPEAN
                                                              SMALL             SMALLER                             MUNICIPAL
                                                         CAPITALIZATION        COMPANIES            BOND              BOND
                                                           EQUITY FUND           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                 $  82,224,231     $  14,602,654      $ 153,887,085      $  88,443,412
==============================================================================================================================
    Value                                                   88,648,719        13,624,218        153,369,436         91,567,497
    Repurchase agreements, at value and cost                10,005,000           389,000                 --                 --
  Cash                                                              --             2,682                 --                 --
  Cash denominated in foreign currencies
   (identified cost $870,280)                                       --           877,398                 --                 --
  Receivables:
    Investment securities sold                                      --            43,265          1,422,222                 --
    Capital shares sold                                        521,450                --          1,402,902             35,916
    Dividends and interest                                      27,745             6,262          1,316,652          1,381,887
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          99,202,914        14,942,825        157,511,212         92,985,300
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                          1,407,574            76,913         30,056,815                 --
    Capital shares redeemed                                         --           309,553                 --                 --
  Distributions to shareholders                                     --                --            496,660            278,871
  Funds advanced by custodian                                    6,758                --            608,544             50,952
  Other liabilities                                            128,335            61,531            123,157            105,121
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,542,667           447,997         31,285,176            434,944
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Undistributed net investment income                    $          --     $          --      $         (12)     $          --
  Net unrealized appreciation (depreciation)                 6,424,488          (971,365)          (517,649)         3,124,085
  Accumulated net realized gain (loss)                       8,138,318        (4,895,938)           165,910            (53,872)
  Capital shares                                            83,097,441        20,362,131        126,577,787         89,480,143
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
==============================================================================================================================
Shares outstanding                                           5,218,521         2,104,475         12,978,731          9,228,725
==============================================================================================================================
Net asset value and maximum offering price per share     $       18.71     $        6.89      $        9.72      $       10.03
==============================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                          LARGE            LARGE
                                                                     CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
                                                                         GROWTH         GROWTH AND          EQUITY
                                                                          FUND          INCOME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                         $    117,399      $  1,094,102      $    874,545
  Interest                                                                94,748           191,404           147,480
----------------------------------------------------------------------------------------------------------------------
      Total investment income                                            212,147         1,285,506         1,022,025
----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                               200,558           586,160           694,744
  Administrative fees (Note 3)                                           120,455           150,213           140,290
  Transfer agent fees (Note 3)                                            19,952            17,861            20,766
  Custodian fees (Note 3)                                                 20,187            26,323            97,134
  Reports to shareholders                                                 11,890            10,393            14,825
  Registration and filing fees                                            14,836            14,338            22,327
  Professional fees                                                       44,316            33,362            46,775
  Directors' fees and expenses                                             5,390            10,623            14,723
  Other                                                                    3,950             4,270             7,388
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                     441,534           853,543         1,058,972
      Expenses waived/paid by affiliate (Note 3)                        (152,731)          (47,127)         (225,294)
----------------------------------------------------------------------------------------------------------------------
             Net expenses                                                288,803           806,416           833,678
----------------------------------------------------------------------------------------------------------------------
                Net investment income (loss)                             (76,656)          479,090           188,347
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments                           (5,415,875)        3,669,338       (11,340,676)
  Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (4,220,512)      (12,256,112)       (7,514,174)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                                      (9,636,387)       (8,586,774)      (18,854,850)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $ (9,713,043)     $ (8,107,684)     $(18,666,503)
======================================================================================================================


(a) Net of foreign taxes withheld of $22,303 and $147,527 for Large Capitalization Growth and Income Fund and International Equity Fund, respectively.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                                     EUROPEAN
                                                                     SMALL            SMALLER                            MUNICIPAL
                                                                CAPITALIZATION       COMPANIES           BOND              BOND
                                                                  EQUITY FUND         FUND(b)            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                      $    246,092      $     85,276      $    180,863      $         --
  Interest                                                            379,903            41,321         7,899,098         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                         625,995           126,597         8,079,961         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                          1,002,337           138,137           640,964           437,600
  Administrative fees (Note 3)                                        181,612           108,001           223,164           172,502
  Transfer agent fees (Note 3)                                         19,336            14,242            19,768            18,915
  Custodian fees (Note 3)                                              22,956            24,145            31,000            24,189
  Reports to shareholders                                              13,770            12,070             9,551            12,290
  Registration and filing fees                                         15,608            24,943            20,636            17,999
  Professional fees                                                    50,511            33,212            57,376            49,066
  Directors' fees and expenses                                         14,273             1,995            15,000            10,643
  Other                                                                 6,726             4,513             5,023             4,640
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                1,327,129           361,258         1,022,482           747,844
      Expenses waived/paid by affiliate (Note 3)                      (26,673)         (195,494)          (65,261)          (47,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                1,300,456           165,764           957,221           700,203
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                               (674,461)          (39,167)        7,122,740         3,304,751
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) on investments                           9,443,635        (4,901,000)        3,851,183         1,053,241
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and liabilities
    denominated in foreign currencies                             (20,142,468)         (971,365)       (1,093,032)        2,167,732
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,698,833)       (5,872,365)        2,758,151         3,220,973
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(11,373,294)     $ (5,911,532)     $  9,880,891      $  6,525,724
====================================================================================================================================



(a)  Net of foreign taxes withheld of $12,444 for European Smaller Companies
     Fund.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000



                                                                 LARGE CAPITALIZATION                    LARGE CAPITALIZATION
                                                                      GROWTH FUND                       GROWTH AND INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                               $    (76,656)       $   (203,528)       $    479,090        $    269,953
Net realized gain (loss) from investments                    (5,415,875)            911,048           3,669,338          14,551,020
Net unrealized depreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      (4,220,512)         (4,685,240)        (12,256,112)        (16,633,318)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (9,713,043)         (3,977,720)         (8,107,684)         (1,812,345)
Distributions to shareholders from:
Net investment income                                                --                  --            (410,214)           (285,871)
Net realized gains                                             (911,484)         (1,878,125)        (14,555,352)        (13,513,571)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            (911,484)         (1,878,125)        (14,965,566)        (13,799,442)
Capital share transactions (Note 2)                          (2,365,148)          7,890,606          10,655,109           2,776,895
Net increase (decrease) in net assets                       (12,989,675)          2,034,761         (12,418,141)        (12,834,892)
Net assets
Beginning of year                                            33,272,564          31,237,803          87,052,444          99,887,336
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                $ 20,282,889        $ 33,272,564        $ 74,634,303        $ 87,052,444
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                                $         --        $         --        $    160,988        $     92,112
====================================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000





                                                                                                        SMALL CAPITALIZATION
                                                            INTERNATIONAL EQUITY FUND                        EQUITY FUND
                                                       -----------------------------------------------------------------------------
                                                            2001                 2000                 2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                           $     188,347        $    (183,558)       $    (674,461)       $    (776,036)
Net realized gain (loss) from investments                (11,340,676)          (4,670,423)           9,443,635               23,051
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies           (7,514,174)         (16,478,165)         (20,142,468)           3,176,614
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (18,666,503)         (21,332,146)         (11,373,294)           2,423,629
Distributions to shareholders from:
Net investment income                                       (186,061)                  --                   --                   --
Net realized gains                                                --           (3,806,991)                  --           (6,793,844)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (186,061)          (3,806,991)                  --           (6,793,844)
Capital share transactions (Note 2)                      (29,343,276)          41,751,107             (351,859)          41,003,671
Net increase (decrease) in net assets                    (48,195,840)          16,611,970          (11,725,153)          36,633,456
Net assets
Beginning of year                                         92,600,838           75,988,868          109,385,400           72,751,944
------------------------------------------------------------------------------------------------------------------------------------
End of year                                            $  44,404,998        $  92,600,838        $  97,660,247        $ 109,385,400
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                            $     246,798        $    (238,888)       $          --        $          --
====================================================================================================================================

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000


                                         EUROPEAN SMALLER
                                          COMPANIES FUND                 BOND FUND                        MUNICIPAL BOND FUND
                                       ---------------------------------------------------------------------------------------------
                                           PERIOD ENDED
                                       NOVEMBER 30, 2001(a)       2001               2000               2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)              $     (39,167)     $   7,122,740      $   7,295,441      $   3,304,751      $   3,049,841
Net realized gain (loss) from
  investments                                (4,901,000)         3,851,183         (1,864,638)         1,053,241           (553,240)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies                           (971,365)        (1,093,032)         2,549,200          2,167,732          1,138,912
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting from
      operations                             (5,911,532)         9,880,891          7,980,003          6,525,724          3,635,513
Distributions to shareholders from:
Net investment income                                --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
Capital share transactions (Note 2)          20,406,360          8,071,346          7,783,000         15,560,987          2,485,449
    Net increase in net assets               14,494,828         10,849,807          8,429,041         18,781,960          3,070,054
Net assets
Beginning of year                                    --        115,316,698        106,887,657         73,768,396         70,698,342
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  14,494,828      $ 126,166,505      $ 115,316,698      $  92,550,356      $  73,768,396
====================================================================================================================================
Undistributed net investment
  income included in net assets:
End of year                               $          --      $         (12)     $     (20,322)     $          --      $          --
====================================================================================================================================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $    10.10             $    11.79             $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment loss ...........................................            (.02)(c)               (.06)                  (.02)(c)
  Net realized and unrealized gains (losses) ....................           (2.88)                  (.92)                  1.81
                                                                       -------------------------------------------------------------
Total from investment operations ................................           (2.90)                  (.98)                  1.79
                                                                       -------------------------------------------------------------
Less distributions from net realized gains ......................            (.28)                  (.71)                    --
                                                                       -------------------------------------------------------------
Net asset value, end of year ....................................      $     6.92             $    10.10             $    11.79
                                                                       =============================================================


Total return(a) .................................................          (29.50)%                (9.05)%                17.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $   20,283             $   33,273             $   31,238
Ratios to average net assets:
  Expenses ......................................................            1.08%                  1.08%                  1.08%(d)
  Expenses, excluding waiver and payments by affiliate ..........            1.65%                  1.33%                  1.56%(d)
  Net investment loss ...........................................            (.29)%                 (.55)%                 (.21)%(d)
Portfolio turnover rate .........................................           71.59%                 69.82%                 61.89%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $     9.63             $    11.39              $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment income ..........................................            .04(c)                 .03                     .04(c)
  Net realized and unrealized gains (losses) .....................           (.81)                  (.22)                   1.38
                                                                       -------------------------------------------------------------
Total from investment operations .................................           (.77)                  (.19)                   1.42
                                                                       -------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................           (.04)                  (.03)                   (.03)
  Net realized losses ............................................          (1.61)                 (1.54)                     --
                                                                       -------------------------------------------------------------
Total distributions ..............................................          (1.65)                 (1.57)                   (.03)
                                                                       -------------------------------------------------------------
Net asset value, end of year .....................................     $     7.21             $     9.63              $    11.39
                                                                       =============================================================

Total return(a) ..................................................          (9.22)%                (1.98)%                 14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $   74,634             $   87,052              $   99,887
Ratios to average net assets:
  Expenses .......................................................           1.03%                   .97%                   1.08%(d)
  Expenses, excluding waiver and payments by affiliate ...........           1.09%                  1.02%                   1.11%(d)
  Net investment income ..........................................            .61%                   .28%                    .37%(d)
Portfolio turnover rate ..........................................          37.59%                  8.74%                  60.59%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                   2001           2000           1999          1998          1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .......................    $    13.95      $    17.62     $    13.85    $    12.20    $    10.99
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ...........................           .03(b)         (.03)          (.01)          .04           .02
  Net realized and unrealized gains (losses) .............         (3.88)          (2.78)          3.78          1.73          1.39
                                                              ----------------------------------------------------------------------
Total from investment operations .........................         (3.85)          (2.81)          3.77          1.77          1.41
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income ..................................          (.03)             --             --          (.12)         (.20)
  Net realized gains .....................................            --            (.86)            --            --            --
                                                              ----------------------------------------------------------------------
Total distributions ......................................          (.03)           (.86)            --          (.12)         (.20)
                                                              ----------------------------------------------------------------------
Net asset value, end of year .............................    $    10.07      $    13.95     $    17.62    $    13.85    $    12.20
                                                              ======================================================================

Total return(a) ..........................................        (27.66)%        (17.03)%        27.22%        14.61%        13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $   44,405      $   92,601     $   75,989    $   74,445    $   40,869
Ratios to average net assets:
  Expenses ...............................................          1.20%           1.20%          1.20%         1.39%         1.60%
  Expenses, excluding waiver and payments by affiliate ...          1.52%           1.38%          1.40%         1.49%         1.73%
  Net investment income (loss) ...........................           .27%           (.17)%          .00%          .27%          .13%
Portfolio turnover rate ..................................         80.57%          84.44%         71.91%        67.73%        54.98%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
                                                                           2001          2000        1999        1998        1997
                                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................        $ 21.00       $  20.81     $ 13.26     $ 14.37     $ 12.08
                                                                        ------------------------------------------------------------
Income from investment operations:
  Net investment loss ..........................................          (.13)(b)       (.15)       (.16)        (.15)(b)    (.09)
  Net realized and unrealized gains (losses) ...................          (2.16)          2.25        7.71        (.61)       2.38
                                                                        ------------------------------------------------------------
Total from investment operations ...............................          (2.29)          2.10        7.55        (.76)       2.29
                                                                        ------------------------------------------------------------
Less distributions from net realized gains .....................             --          (1.91)         --        (.35)         --
                                                                        ------------------------------------------------------------
Net asset value, end of year ...................................        $ 18.71       $  21.00     $ 20.81     $ 13.26     $ 14.37
                                                                        ============================================================

Total return(a) ................................................         (10.90)%        10.22%      56.94%      (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $97,660       $109,385     $72,752     $46,233     $40,505
Ratios to average net assets:
  Expenses .....................................................           1.30%          1.27%       1.44%       1.50%       1.50%
  Expenses, excluding waiver and payments by affiliate .........           1.32%          1.29%       1.44%       1.51%       1.74%
  Net investment loss ..........................................           (.67)%         (.68)%      (.95)%     (1.08)%      (.89)%
Portfolio turnover rate ........................................         111.67%         90.01%     130.23%     157.96%     110.87%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS


                                                               PERIOD ENDED
                                                            NOVEMBER 30, 2001(b)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of year ......................      $    10.00
                                                               ----------
Income from investment operations:
  Net investment loss ...................................            (.02)(c)
  Net realized and unrealized losses ....................           (3.09)
                                                               ----------
Total from investment operations ........................           (3.11)
                                                               ----------
Net asset value, end of period ..........................      $     6.89
                                                               ==========

Total return(a) .........................................          (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $   14,495
Ratios to average net assets:
  Expenses ..............................................            1.20%(d)
  Expenses, excluding waiver and payments by affiliate ..            2.62%(d)
  Net investment loss ...................................            (.28)%(d)
Portfolio turnover rate .................................           82.43%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                          ------------------------------------------
                                                                                            2001            2000          1999(b)
                                                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .....................................                  $   9.49        $   9.44      $  10.00
                                                                                          ------------------------------------------
Income from investment operations:
  Net investment income ................................................                       .54(c)          .63           .61(c)
  Net realized and unrealized gains (losses) ...........................                       .24             .05          (.58)
                                                                                          ------------------------------------------
Total from investment operations .......................................                       .78             .68           .03
                                                                                          ------------------------------------------
Less distributions from net investment income ..........................                      (.55)           (.63)         (.59)
                                                                                          ------------------------------------------
Net asset value, end of year ...........................................                  $   9.72        $   9.49      $   9.44
                                                                                          ==========================================

Total return(a) ........................................................                      8.25%           7.53%          .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................                  $126,226        $115,317      $106,888
Ratios to average net assets:
  Expenses .............................................................                       .75%            .74%          .85%(d)
  Expenses, excluding waiver and payments by affiliate                                         .80%            .79%          .88%(d)
  Net investment income ................................................                      5.56%           6.72%         6.45%(d)
Portfolio turnover rate ................................................                    419.58%         211.13%       175.28%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                 --------------------------------------------------
                                                                                    2001               2000              1999(b)
                                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .........................................     $     9.64         $     9.56       $    10.00
                                                                                 --------------------------------------------------
Income from investment operations:
  Net investment income ....................................................            .38(c)             .41              .38(c)
  Net realized and unrealized gains (losses) ...............................            .39                .08             (.44)
                                                                                 --------------------------------------------------
Total from investment operations ...........................................            .77                .49             (.06)
                                                                                 --------------------------------------------------
Less distributions from net investment income ..............................           (.38)              (.41)            (.38)
                                                                                 --------------------------------------------------
Net asset value, end of year ...............................................     $    10.03         $     9.64       $     9.56
                                                                                 ==================================================
Total return(a) ............................................................           8.06%              5.21%            (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $   92,550         $   73,768       $   70,698
Ratios to average net assets:
  Expenses .................................................................            .80%               .79%             .80%(d)
  Expenses, excluding waiver and payments by affiliate .....................            .85%               .84%             .91%(d)
  Net investment income ....................................................           3.78%              4.25%            4.00%(d)
Portfolio turnover rate ....................................................          58.96%            123.21%           61.29%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company consisting of seven diversified portfolios (individually referred to as the Fund, or collectively as the Funds) which are presented herein:

GROWTH                                         GROWTH AND INCOME                                      INCOME
---------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Fund               Large Capitalization Growth and Income Fund            Bond Fund

International Equity Fund                      Municipal Bond Fund

Small Capitalization Fund

European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FIDUCIARY TRUST INTERNATIONAL

c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that date.

e. INCOME TAXES

No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of their taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of average net assets of each fund to the combined average net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

FIDUCIARY TRUST INTERNATIONAL

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2001, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                           LARGE CAPITALIZATION GROWTH FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               322,716       $   2,747,464             785,274       $   9,613,216
Shares issued on reinvestment of distributions             95,541             910,509               1,498              17,175
Shares redeemed                                          (781,842)         (6,023,121)           (142,596)         (1,739,785)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (363,585)      $  (2,365,148)            644,176       $   7,890,606
=============================================================================================================================

                                                                      LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               440,266       $   3,355,903           1,280,204       $  12,889,271
Shares issued on reinvestment of distributions          1,825,051          14,289,554               5,101              50,297
Shares redeemed                                          (957,102)         (6,990,348)         (1,015,091)        (10,162,673)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,308,215       $  10,655,109             270,214       $   2,776,895
=============================================================================================================================

                                                                               INTERNATIONAL EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            29,576,524       $ 340,815,549          15,089,857       $ 259,041,015
Shares issued on reinvestment of distributions              2,451              34,024              32,315             581,995
Shares redeemed                                       (31,804,208)       (370,192,849)        (12,798,357)       (217,871,903)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (2,225,233)      $ (29,343,276)          2,323,815       $  41,751,107
=============================================================================================================================

                                                                           SMALL CAPITALIZATION EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,835,795       $  35,593,900           4,261,103       $ 102,828,570
Shares issued on reinvestment of distributions                 --                  --              69,300           1,434,503
Shares redeemed                                        (1,825,443)        (35,945,759)         (2,618,791)        (63,259,402)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    10,352       $    (351,859)          1,711,612       $  41,003,671
=============================================================================================================================

FIDUCIARY TRUST INTERNATIONAL

                                                 EUROPEAN SMALLER COMPANIES FUND
                                                 -------------------------------
                                                   PERIOD ENDED NOVEMBER 30,
                                                 -------------------------------
                                                            2001*
                                                 -------------------------------
                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,408,972         $ 22,717,533
Shares redeemed                                   (304,497)          (2,311,173)
--------------------------------------------------------------------------------
Net increase                                     2,104,475         $ 20,406,360
================================================================================

* For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                                                                                      BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             8,473,651       $  83,591,267           2,253,862       $  21,075,016
Shares issued on reinvestment of distributions              2,639              26,037               9,765              91,114
Shares redeemed                                        (7,649,817)        (75,545,958)         (1,437,149)        (13,383,130)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                              826,473       $   8,071,346             826,478       $   7,783,000
==============================================================================================================================

                                                                                 MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,516,202       $  24,939,599           1,671,615       $  15,962,705
Shares issued on reinvestment of distributions                445               4,474                 425               4,093
Shares redeemed                                          (941,496)         (9,383,086)         (1,413,333)        (13,481,349)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,575,151       $  15,560,987             258,707       $   2,485,449
==============================================================================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Federated Administrative Services (FAS), Edgewood Services, Inc. (Distributors), Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider, custodian, respectively.

FIDUCIARY TRUST INTERNATIONAL

All funds pay an investment management fee to Advisers based on the average net assets of the funds as follows:


                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth Fund                                        0.75%
Large Capitalization Growth and Income Fund                             0.75%
International Equity Fund                                               1.00%
Small Capitalization Equity Fund                                        1.00%

                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Bond Fund                                                               0.50%
Municipal Bond Fund                                                     0.50%

The Funds pay their allocated share of administrative fees to Federated Administrative Services (FAS), with fees ranging from 0.150% to 0.075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

The Funds reimburse Distributors up to 0.25% of average daily net assets, for costs incurred in marketing the Fund's shares. For the year ended November 30, 2001, the Funds did not incur a distribution services fee.

Advisers, FAS, and Distributors may voluntarily choose to waive any portion of their fees. Each can modify or terminate this voluntary waiver at any time at its sole discretion.

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective January 2, 2002, Franklin Templeton Services, LLC, Franklin/Templeton Investor Services, LLC and Franklin/Templeton Distributors, Inc. will become the administrative manager, transfer agent and principal underwriter, respectively.


4. INCOME TAX

At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               LARGE                           EUROPEAN
                                           CAPITALIZATION   INTERNATIONAL       SMALLER         MUNICIPAL
                                            GROWTH FUND      EQUITY FUND     COMPANIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------
Capital loss carryforward expiring in:
    2008                                    $        --      $ 4,651,723      $        --      $    53,872
    2009                                      5,208,647       11,824,074        4,883,861               --
----------------------------------------------------------------------------------------------------------
                                            $ 5,208,647      $16,475,797      $ 4,883,861      $    53,872
==========================================================================================================

FIDUCIARY TRUST INTERNATIONAL

At November 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                       LARGE
                                                    LARGE          CAPITALIZATION                           SMALL
                                                CAPITALIZATION       GROWTH AND       INTERNATIONAL     CAPITALIZATION
                                                 GROWTH FUND        INCOME FUND        EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                             $  19,222,071      $  54,160,553      $  50,005,872      $  92,229,231
======================================================================================================================
Unrealized appreciation                         $   3,688,301      $  22,034,059      $   3,489,971      $  11,100,617
Unrealized depreciation                            (2,707,396)          (134,628)        (5,392,131)        (4,676,129)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     980,905      $  21,899,431      $  (1,902,160)     $   6,424,488
======================================================================================================================

                                                                     EUROPEAN
                                                                      SMALLER                              MUNICIPAL
                                                                   COMPANIES FUND       BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                                                $  15,003,731      $ 153,981,884      $  88,443,412
======================================================================================================================
Unrealized appreciation                                            $     929,830      $   2,365,508      $   3,345,984
Unrealized depreciation                                               (1,920,343)        (2,977,956)          (221,899)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $    (990,513)     $    (612,448)     $   3,124,085
======================================================================================================================

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2001 were as follows:

                                     LARGE
                   LARGE        CAPITALIZATION                         SMALL
              CAPITALIZATION      GROWTH AND       INTERNATIONAL  CAPITALIZATION
                GROWTH FUND       INCOME FUND       EQUITY FUND     EQUITY FUND
--------------------------------------------------------------------------------
Purchases       $18,629,457       $26,737,034       $52,790,783    $111,091,677
Sales           $17,428,626       $44,103,333       $84,707,281    $100,743,270

                               EUROPEAN SMALLER                       MUNICIPAL
                                COMPANIES FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Purchases                         $30,808,424      $543,260,150      $65,731,322
Sales                             $11,456,831      $533,283,520      $49,705,837

FIDUCIARY TRUST INTERNATIONAL

6. FORWARD CURRENCY CONTRACTS

At November 30, 2001, the Funds had an outstanding forward exchange contract as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------
                                   IN EXCHANGE FOR    SETTLEMENT DATE   NET UNREALIZED GAIN
                                   --------------------------------------------------------
CONTRACT TO SELL:
709,250,500    Japanese Yen        U.S. $5,949,090       12/11/01          U.S. $189,522
                                   --------------------------------------------------------

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 2001 are as follows:

 PRINCIPAL                                                                            ACQUISITION
  AMOUNT      ISSUER                                                                     DATE            VALUE
----------------------------------------------------------------------------------------------------------------
BOND FUND
 $ 580,000    Healthsouth Corp., senior note, 8.50%, 2/01/08                            1/25/01       $  616,250
 1,265,000    Northrop Grumman Corp., 7.75%, 2/15/31                                    2/22/01        1,369,651
----------------------------------------------------------------------------------------------------------------
              TOTAL RESTRICTED SECURITIES (COST $1,832,995) (1.6% OF NET ASSETS)                      $1,985,901
================================================================================================================

8. CONCENTRATION OF CREDIT RISK

International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FIDUCIARY TRUST INTERNATIONAL

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At November 30, 2001, the diversification of industries for International Equity Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Air Freight & Couriers                                                   2.9%
Automobiles                                                              3.4%
Banks                                                                    9.5%
Beverages                                                                1.3%
Biotechnology                                                            1.3%
Chemicals                                                                1.5%
Commercial Services & Supplies                                           2.2%
Communications Equipment                                                 3.0%
Computers & Peripherals                                                  1.1%
Distributors                                                             1.2%
Diversified Financials                                                  13.4%
Electric Utilities                                                       1.0%
Electrical Equipment                                                     1.9%
Electronic Equipment & Instruments                                       2.9%
Energy Equipment & Services                                              2.2%

                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    5.5%
Hotels Restaurants & Leisure                                             2.4%
Household Durables                                                       4.3%
Insurance                                                                1.0%
Machinery                                                                2.8%
Media                                                                    4.0%
Office Electronics                                                       1.2%
Oil & Gas                                                                6.5%
Personal Products                                                        2.6%
Pharmaceuticals                                                         12.4%
Real Estate                                                              1.5%
Semiconductor Equipment & Products                                       1.7%
Specialty Retail                                                         0.9%
Wireless Telecommunication Services                                      2.9%

At November 30, 2001, the diversification of industries for European Smaller Companies Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banks                                                                    5.6%
Beverages                                                                2.7%
Biotechnology                                                            1.6%
Building Products                                                        2.2%
Commercial Services & Supplies                                          18.9%
Computers & Peripherals                                                  2.0%
Construction & Engineering                                               2.7%
Diversified Financials                                                   3.8%
Electrical Equipment                                                     2.7%
Electronic Equipment & Instruments                                       4.0%
Food Products                                                            2.3%
Health Care Equipment & Supplies                                         9.2%


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                         2.4%
Hotels Restaurants & Leisure                                             2.8%
Insurance                                                                1.5%
Leisure Equipment & Products                                             2.9%
Machinery                                                                4.1%
Media                                                                    6.2%
Pharmaceuticals                                                          4.0%
Real Estate                                                              1.0%
Semiconductor Equipment & Products                                       1.1%
Software                                                                 3.7%
Specialty Retail                                                         3.7%
Water Utilities                                                          1.9%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Shareholders of
FTI Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FTI Funds (comprising, respectively, the Large Capitalization Growth Fund, Large Capitalization Growth and Income Fund, International Equity Fund, Small Capitalization Equity Fund, European Smaller Companies Fund, Bond Fund and Municipal Bond Fund) (collectively, "the Funds"), as of November 30, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising FTI Funds at November 30, 2001, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young, LLP


Boston, Massachusetts
January 9, 2002

                       This Page Intentionally Left Blank.

                       This Page Intentionally Left Blank.








The following are projected (Pro Forma) financial statements that were prepared to indicate the anticipated financial information for Franklin Total Return Fund following the completion of the reorganization. They consist of a Combined Pro Forma Statement of Investments, Pro Forma Combining Statement of Assets and Liabilities; a Pro Forma Combining Statement of Operations; and notes relating to the combining Statements.




FRANKLIN TOTAL RETURN FUND
PROFORMA COMBINED STATEMENTS                                                             FRANKLIN TOTAL RETURN FUND PROFORMA
                                                                                                      COMBINED


STATEMENT OF INVESTMENTS, OCTOBER 31, 2001(UNAUDITED)         FTI BOND FUND                    FRANKLIN TOTAL RETURN

FRANKLIN TOTAL RETURN FUND                           PRINCIPAL                 PRINCIPAL                 PRINCIPAL         VALUE
                                                      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 101.0%
   CORPORATE BONDS 37.3%
   AEROSPACE & DEFENSE 1.0%
   Northrop Grumman Corp.,                           2,150,000     $2,322,497                           2,150,000        $2,322,497
   7.75%, 2/15/31                                                  ----------                                            ----------

   AIRLINES 1.1%
   United Air Lines Inc., 00-2,                      2,465,000      2,438,045                           2,465,000         2,438,045
    7.186%, 4/01/11                                                ----------                                            ----------

   BANKS 3.0%
   Conseco, 8.75%,2/09/04                            3,000,000      1,515,000                           3,000,000         1,515,000
   News America, 10.125%,10/15/12                    1,825,000      1,989,445                           1,825,000         1,989,445
   Sanwa Bank, 7.40%, 6/15/11                          965,000        975,583                             965,000           975,583
   Standard Chartered Bank,                          2,125,000      2,198,285                           2,125,000         2,198,285
   144A, 8.00%, 5/30/31                                             ----------                                           ----------
                                                                    6,678,313                                             6,678,313
                                                                    ----------                                           ----------

   COMMERCIAL SERVICES 3.5%
   Enron Corp., 7.375%, 5/15/19
   note, 144A, 7.25%, 8/15/11                                                 $ 1,000,000   $748,267    1,000,000           748,267
   Interpublic Group, senior                                                    1,000,000  1,014,517    1,000,000         1,014,517
   Fideicomiso Petacalco Trust, 144A                   340,000        366,350                             340,000           366,350
   10.16%, 12/23/09
   MMCA Auto Owner Trust, -1, A2,                    3,000,000      3,002,270                           3,000,000         3,002,270
   8/15/03
   PSE & G Transition Funding LLC,                   2,400,000      2,629,990                           2,400,000         2,629,990
   3/15/13                                                          ----------                                            ---------
                                                                    5,998,610              1,762,784                      7,761,394
                                                                    ----------             -----------                    ---------
                                                                                                                          ---------

   COMMUNICATIONS 1.5%

   Crown Castle International                                                     200,000    175,000      200,000           175,000
   Corp., senior note, 9.375%,
   8/01/11
   Global Crossing Holdings                                                       200,000     35,000      200,000            35,000
   Ltd., senior note, 9.625%,
   5/15/08
   McLeodUSA Inc., senior note,                                                   300,000     69,750      300,000            69,750
   8.125%, 2/15/09

   Nextel Communications Inc.,                         675,000        465,750     300,000    211,500      975,000           677,250
   senior note, 9.375%, 11/15/09
   Sprint Capital Corp., 7.125%,                                                  500,000    528,797      500,000           528,797
   1/30/06
   Telus Corp., 8.00%, 6/01/11                                                    500,000    545,961      500,000           545,961
   Worldcom Inc., 8.25%, 5/15/31                       700,000        718,778     500,000    513,413    1,200,000         1,232,191
                                                                    ----------             -----------                    ---------
                                                                    1,184,528              2,079,421                      3,263,949
                                                                    ----------             -----------                    ---------

   CONSUMER DURABLES .7%
   Ford Motor Co., 7.45%, 7/16/31                                                 500,000    468,831      500,000           468,831
   Mattel Inc., 6.00%, 7/15/03                                                  1,000,000  1,014,587    1,000,000         1,014,587
                                                                                          -----------                     ---------
                                                                                           1,483,418                      1,483,418
                                                                                          -----------                     ---------
   CONSUMER NON-DURABLES 1.3%
   Conagra Foods Inc., 7.50%,                                                     500,000    546,237      500,000           546,237
   9/15/05
   Kellogg Co., 4.875%, 10/15/05                                                  500,000    504,107      500,000           504,107
   Pepsi Bottling Group Inc.,                                                     500,000    547,640      500,000           547,640
   7.00%, 3/01/29
   Philip Morris Cos. Inc.,                                                       500,000    540,732      500,000           540,732
   7.50%, 4/01/04
   Playtex Products Inc., senior                                                  200,000    210,000      200,000           210,000
   sub. note, 9.375%, 6/01/11
   Tyson Foods Inc., 144A,                                                        500,000    536,262      500,000           536,262
   8.25%, 10/01/11                                                                         -----------                    ---------
                                                                                           2,884,978                      2,884,978
                                                                                           -----------                    ---------
   CONSUMER SERVICES 3.1%
   Adelphia Communications                                                        200,000    193,000      200,000           193,000
   Corp.,  senior note, 10.875%,
   10/01/10
   AOL Time Warner Inc., 6.75%,                                                   500,000    524,911      500,000           524,911
   4/15/11
   Block Financial Corp., 6.75%,                                                1,000,000  1,066,030    1,000,000         1,066,030
   11/01/04
   Cendant Corp., 7.75%, 12/01/03                                                 500,000    499,706      500,000           499,706
   Knight-Ridder Inc., 7.125%,                                                    500,000    532,441      500,000           532,441
   6/01/11
   Marriott International, E,                                                     500,000    513,694      500,000           513,694
   144A, 7.00%, 1/15/08
   News America Inc., 7.25%,                                                    1,000,000    961,115    1,000,000           961,115
   5/18/18
   Six Flags Inc., senior note,                                                   150,000    150,188      150,000           150,188
   9.50%, 2/01/09
   Station Casinos Inc., senior                                                   200,000    192,000      200,000           192,000
   sub. note, 9.875%, 7/01/10
   Tyco International Group SA,                      1,250,000      1,272,001                           1,250,000         1,272,001
   6.375%, 10/15/11
   Tyco International Group SA,                                                 1,000,000  1,010,658    1,000,000         1,010,658
   7.00%, 6/15/28                                                   ---------              ---------                      ---------
                                                                    1,272,001              5,643,743                      6,915,744
                                                                    ---------              ---------                      ---------
   DIVERSIFIED FINANCIALS 8.6%
   Citigroup Inc.,  sub. note,                       1,000,000      1,110,825                           1,000,000         1,110,825
   7.25%, 10/01/10
   DLJ Mortgage Acceptance                           1,914,990      1,984,146                           1,914,990         1,984,146
   Corp., 6.75%, 6/19/28
   General Electric Capital                          2,360,000      2,360,708                           2,360,000         2,360,708
   Corp.,MTNA, 2.661%, 3/24/03
   Household Finance Corp.,                          3,250,000      3,306,306                           3,250,000         3,306,306
   6.375%, 10/15/11
   LB Commercial Mortgage Trust,                     4,567,106      4,807,345                           4,567,106         4,807,345
   -C3, A1, 6.058%, 6/15/20
   Morgan Stanley Capital I,                         2,671,243      2,816,705                           2,671,243         2,816,705
   -WF1, A1, 6.83%, 7/15/29
   National Rural Utility                            1,000,000      1,060,202                           1,000,000         1,060,202
   Finance, 6.00%, 5/15/06
   Sprint Capital Corp., 7.625%,                     1,830,000      1,943,151                           1,830,000         1,943,151
   1/30/11                                                          ---------                                            ----------
                                                                   19,389,388                                            19,389,388
                                                                   ----------                                            ----------
   DIVERSIFIED TELECOMMUNICATION SERVICES
   1.6%
   CSC Holdings Inc., 8.125%,                          365,000        384,291                             365,000           384,291
   7/15/09
   Pinnacle Partners, senior                         2,090,000      2,205,084                           2,090,000         2,205,084
   note, 144A, 8.83%, 8/15/04
   Verizon New England Inc.,                         1,000,000      1,059,704                           1,000,000         1,059,704
   6.50%, 9/15/11                                                   ---------                                             ---------
                                                                    3,649,079                                             3,649,079
                                                                    ---------                                             ---------

   DISTRIBUTION SERVICES .1%
   Grand Metropolitan                                                             200,000    218,580      200,000           218,580
   Investment, 7.125%, 9/15/04                                                               --------                     ---------

   ELECTRIC UTILITIES .6%
   East Coast Power LLC, 6.737%,                       138,267        145,308                             138,267           145,308
   3/31/08
   TXU Corp., J, 6.375%, 6/15/06                     1,230,000      1,281,741                           1,230,000         1,281,741
                                                                    ---------                                             ---------
                                                                    1,427,049                                             1,427,049
                                                                    ---------                                             ---------
   ELECTRONIC TECHNOLOGY 1.2%
   Compaq Computer Corp., 6.20%,                                                  500,000    513,759      500,000           513,759
   5/15/03
   Lockheed Martin Corp., 8.50%,                                                  500,000    612,045      500,000           612,045
   12/01/29
   Motorola Inc., senior                                                        1,000,000  1,008,241    1,000,000         1,008,241
   unsecured note, 7.625%,
   11/15/10
   Qwest Capital Funding, 7.25%,                                                  500,000    512,934      500,000           512,934
   2/15/11                                                                                 ----------                     ---------
                                                                                           2,646,979                      2,646,979
                                                                                           ----------                     ---------
   ENERGY MINERALS .1%
   P&L Coal Holdings Corp.,                                                       161,000    172,270      161,000           172,270
   senior sub. note, B, 9.625%,                                                            ----------                     ---------
   5/15/08

   ENERGY EQUIPMENT & SERVICES
   1.7%
   El Paso Energy Partners LP,                       1,300,000      1,345,548                           1,300,000         1,345,548
   senior note, MTN, 7.80%,
   8/01/31
   PSEG Energy Holdings,  senior                     1,075,000      1,195,224                           1,075,000         1,195,224
   note, 10.00%, 10/01/09
   PSEG Energy Holdings, senior                      1,250,000      1,337,233                           1,250,000         1,337,233
   note, 9.125%, 2/10/04                                            ---------                                             ---------
                                                                    3,878,005                                             3,878,005
                                                                    ---------                                             ---------
   FINANCE 2.2%
   Capital One Bank, senior                                                     1,000,000  1,026,128    1,000,000         1,026,128
   note, 6.62%, 8/04/03
   Charles Schwab, senior note,                                                   750,000    837,077      750,000           837,077
   8.05%, 3/01/10
   CNA Financial Corp., 6.45%,                                                    500,000    427,614      500,000           427,614
   1/15/08
   CNA Financial Corp., 6.75%,                                                    375,000    343,520      375,000           343,520
   11/15/06
   First Chicago NBD Corp., sub.                                                  291,000    307,157      291,000           307,157
   note, 7.625%, 1/15/03
   General Motors Acceptance                                                      500,000    492,753      500,000           492,753
   Corp., 6.875%, 9/15/11
   Paine Webber Group Inc.,                                                       150,000    162,725      150,000           162,725
   senior note, 6.55%, 4/15/08
   Societe Generale-New York,                                                     300,000    331,022      300,000           331,022
   sub. note, 7.40%, 6/01/06
   Washington Mutual Financial,                                                 1,000,000  1,065,764    1,000,000         1,065,764
   6.875%, 5/15/11                                                                         ---------                      ---------
                                                                                           4,993,760                      4,993,760
                                                                                           ---------                      ---------
   GAS UTILITIES 1.5%
   Marlin Water Trust II/                            2,600,000      1,922,825                           2,600,000         1,922,825
   Capital II, senior note,
   144A, 6.31%, 7/15/03
   WCG Note Trust / Note Corp.,                      1,350,000     1,388,714                            1,350,000         1,388,714
   144A, 8.25%, 3/15/04                                            ---------                                              ---------
                                                                   3,311,539                                              3,311,539
                                                                   ---------                                              ---------
   HEALTH CARE PROVIDERS &
   SERVICES .3%
   Healthsouth Corp., senior                           580,000       623,500                             580,000            623,500
   note, 8.50%, 2/01/08                                            ----------                                             ---------

   HEALTH SERVICES .2%
   Fresenius Medical Care                                                         200,000    207,000     200,000            207,000
   Capital Trust, 9.00%, 12/01/06
   Magellan Health Services                                                       200,000    195,000     200,000            195,000
   Inc., senior sub. note,   9.00%, 2/15/08                                                  -------                       --------
                                                                                             402,000                        402,000
                                                                                             --------                      --------

   INDUSTRIAL SERVICES .6%
   Allied Waste North America                                                     200,000    203,500     200,000            203,500
   Inc., senior sub. note, B,
   10.00%, 8/01/09
   Great Lakes Dredge & Dock                                                      100,000    101,500     100,000            101,500
   Corp., senior sub. note,
   144A, 11.25%, 8/15/08
   Waste Management Inc.,                                                       1,000,000  1,071,107   1,000,000          1,071,107
   7.375%, 8/01/10                                                                         ---------                      ---------
                                                                                           1,376,107                      1,376,107
                                                                                           ---------                      ---------

   INSURANCE 1.1%
   Prudential MTG Cap                                2,275,994     2,406,396                           2,275,994          2,406,396
   FDG,6.232%,5/10/34                                              ---------                                              ---------

   PROCESS INDUSTRIES
   Applied Extrusion                                                              100,000    105,500     100,000            105,500
   Technologies Inc., senior                                                                ---------                     ---------
   note, 144A, 10.75%, 7/01/11

   PRODUCER MANUFACTURING .2%
   Visteon Corp., senior note,                                                    500,000    525,057     500,000            525,057
   8.25%, 8/01/10                                                                           ---------                     ---------

   RETAIL TRADE .2%
   Kroger Co., senior note,                                                       500,000    560,146     500,000            560,146
   7.65%, 4/15/07                                                                            ---------                    ---------

   TRANSPORTATION .1%
   Gearbulk Holding Ltd., senior                                                  200,000    204,000     200,000            204,000
   note, 11.25%, 12/01/04                                                                   ----------                    ---------

   UTILITIES 1.0%
   AES Corp., senior note,                                                        200,000    188,000     200,000            188,000
   8.75%, 6/15/08
   Calpine Corp., senior note,                                                    200,000    201,659     200,000            201,659
   8.625%, 8/15/10
   Calpine Corp., senior note,                         550,000       554,344                             550,000            554,344
   8.50%, 2/15/11
   Duquesne Light Co., 6.625%,                                                    300,000    299,468     300,000            299,468
   6/15/04
   Utilicorp United Inc., senior                                   ----------   1,000,000  1,030,853   1,000,000          1,030,853
   note, 8.27%, 11/15/21                                                                   ---------                      ---------
                                                                     554,344               1,719,980                      2,274,324
                                                                   ----------              ---------                      ---------
   WIRELESS TELECOMMUNICATION SERVICES .8%
   Voicestream Wireless Corp.,                       1,500,000     1,717,500               ---------   1,500,000          1,717,500
   senior note, 10.375%, 11/15/09                                  ----------                                             ---------
   TOTAL CORPORATE BONDS                                          56,850,794              26,778,723                     83,629,517
                                                                  -----------             ----------                     ----------

   ASSET BACKED SECURITIES 6.8%
   Aames Mortgage Trust, 6.59%,                                                    87,753     88,073      87,753             88,073
   6/15/24
   Banc One Home Equity Trust,                                                      8,205      8,217       8,205              8,217
   6.06%, 1/25/12
   BSCMS, 1998-C1 CL A1, 6.34%,                                                   314,716    332,320     314,716            332,320
   10/16/07
   Champion Home Equity Loan                                                       50,794     51,793      50,794             51,793
   Trust, 7.01%, 7/25/12
   Champion Home Equity Loan                                                      850,000    908,259     850,000            908,259
   Trust, 7.72%, 5/25/29
   Conseco Finance                                                                 36,012     36,606      36,012             36,606
   Securitizations Corp., 6.72%,
   10/15/30
   Countrywide Asset-Backed                                                       500,000    530,594     500,000            530,594
   Certificates, 6.78%, 11/25/27
   Criimi Mae CMBS Corp.,                                                          78,715     81,575      78,715             81,575
   5.697%, 6/20/30
   Equity One Mortgage, 2001-1,                                                 3,000,000  3,106,547   3,000,000          3,106,547
   AF3, 6.132%, 8/25/32
   Ford Credit Auto Owner Trust,                                                2,700,000  2,700,000   2,765,607          2,765,607
   2001D, A3, 4.31%, 6/15/05
   Green Tree Financial Corp.,                                                    400,000    403,093     400,000            403,093
   6.80%, 12/01/30
   Green Tree Home Improvement                                                     39,444     40,598      39,444             40,598
   Loan Trust, 7.16%, 3/15/28
   Mellon Auto Grantor Trust,                                                      80,251     82,035      80,251             82,035
   5.76%, 10/17/05
   Metris Master Trust, 7.11%,                                                  3,000,000  3,055,537   3,000,000          3,055,537
   10/20/05
   Money Store Home Equity                                                        459,805    473,837     459,805            473,837
   Trust, 6.67%, 2/15/25
   Residential Asset Securities Corp.,                                             15,073     15,092      15,073             15,092
   7.39%, 4/25/28
   Salomon Brothers Mortgage                                                    2,500,000  2,678,965   2,500,000          2,678,965
   Securities VII, 6.592%,
   12/18/33
   Saxon Asset Security Trust,                                                     21,913     22,033      21,913             22,033
   6.31%, 4/25/22
   Saxon Asset Security Trust,                                                    486,020    519,909     486,020            519,909
   7.00%, 3/25/27
   Saxon Asset Security Trust,                                                    150,000    156,920     150,000            156,920
   6.93%, 1/25/30                                                                         -----------                   -----------
   TOTAL ASSET BACKED                                                                     15,357,610                     15,357,610
   SECURITIES                                                                             -----------                   -----------

   COMMERCIAL MORTGAGE BACKED SECURITIES
   1.1%                                                                           885,025    971,669     885,025           971,669
   JP Morgan Commercial Mortgage
   Finance, 7.59%, 10/15/32
   Morgan Stanley Capital I,                                                    1,000,000  1,057,690   1,057,690         1,000,000
   7.12%, 1/15/08
   Vandelbilt Mortgage Finance,                                                   500,000    524,492     500,000            524,492
   8.29%, 12/07/30                                                                         ----------                    ----------
   TOTAL COMMERCIAL MORTGAGE BACKED                                                        2,553,851                      2,553,851
   SECURITIES                                                                              ----------                    ----------

   MORTGAGE BACKED SECURITIES
   38.4%
   15-YEAR MORTGAGE BACKED SECURITIES  12.4%
   FHLMC, 5.50%, 7/15/06                             4,370,000     4,654,985                           4,370,000          4,654,985

   FHLMC, 5.75%, 4/15/08                               320,000       343,736                             320,000            343,736
   FHLMC 5.625%, 3/15/11                             3,200,000     3,375,955                           3,200,000          3,375,955
   FHLMC, 6.00%, 6/15/11                                                        2,450,000  2,662,797   2,450,000          2,662,797
   FHLMC, 7.50%, 12/01/29                            7,620,000     7,974,787                           7,620,000          7,974,787
   FNMA, 6.00%, 5/15/11                              2,720,000     2,946,522    1,500,000  1,624,920   4,220,000          4,571,442
   FNMA, 5.50%, 1/01/14                                                           385,596    392,755     385,596            392,755
   GNMA, 7.50%, 5/15/05                                                            21,060     22,155      21,060             22,155
   GNMA, 7.50%, 8/15/05                                                            82,114     86,382      82,114             86,382
   GNMA, 7.50%, 11/15/05                                                          133,511    140,451     133,511            140,451
   GNMA, 7.50%, 12/15/05                                                          176,493    185,668     176,493            185,668
   GNMA, 7.50%, 1/15/06                                                           148,472    156,899     148,472            156,899
   GNMA, 7.50%, 3/15/06                                                            44,924     47,474      44,924             47,474
   GNMA, 7.50%, 6/15/06                                                            67,076     70,883      67,076             70,883
   GNMA, 7.50%, 12/15/06                                                          145,073    153,307     145,073            153,307
   GNMA, 7.50%, 1/15/07                                                           226,205    239,558     226,205            239,558
   GNMA, 7.50%, 2/15/07                                                            26,231     27,780      26,231             27,780
   GNMA, 7.50%, 3/15/07                                                           280,591    297,154     280,591            297,154
   GNMA, 7.50%, 4/15/07                                                           302,621    320,484     302,621            320,484
   GNMA, 7.50%, 5/15/07                                                           361,532    382,873     361,532            382,873
   GNMA, 7.50%, 6/15/07                                                           945,914  1,001,749     945,914          1,001,749
   GNMA, 7.50%, 7/15/07                                                           412,278    436,616     412,278            436,616
   GNMA, SF, 7.00%, 2/15/09                                                       290,590    308,680     290,590            308,680
                                                                    ----------                         ---------         ----------
                                                                    19,295,985                         8,558,585         27,854,570
                                                                    ----------                         ---------         ----------
   30-YEAR MORTGAGE BACKED SECURITIES  21.4%
   FHLM, 7.50%, 9/01/30                                                           593,350    621,539     593,350            621,539
   FHLM, 7.50%, 11/01/30                                                          294,554    308,548     294,554            308,548
   FHLM, 7.50%, 12/01/30                                                          132,896    139,209     132,896            139,209
   FHLM, 6.00%, 11/01/31                                                        1,000,000  1,013,750   1,000,000          1,013,750
   FNMA, 6.50%, 4/01/16                                                           888,448    924,153     888,448            924,153
   FNMA, 6.00%, 6/01/16                                                           984,907  1,012,792     984,907          1,012,792
   FNMA, 6.00%, 7/01/16                                                           491,791    505,715     491,791            505,715
   FNMA, 6.00%, 8/01/16                                                         1,000,001  1,028,313   1,000,001          1,028,313
   FNMA, 6.50%, 9/01/16                                                           543,365    565,202     543,365            565,202
   FNMA, 6.00% 11/01/16                              5,765,000       5,925,325                         5,765,000          5,925,325
   FNMA, 6.50%, 11/01/28                                                        3,488,293  3,587,491   3,488,293          3,587,491
   FNMA, 7.00%, 11/01/28                                                        2,434,242  2,537,697   2,434,242          2,537,697
   FNMA, 6.00%, 11/01/29                                                          700,000    708,313     700,000            708,313
   FNMA, 6.50%, 12/01/29                             6,467,000       6,648,852                         6,467,000          6,648,852
   FNMA, 7.50%, 12/01/30                             7,865,000       8,238,588                         7,865,000         8,238,588
   FNMA, 8.00%, 12/01/30                                                          474,252    501,705     474,252            501,705
   FNMA, 6.00%, 5/01/31                                                           494,259    500,746     494,259            500,746
   FNMA, 6.50%, 6/01/31                                                         2,649,536  2,729,353   2,649,536          2,729,353
   FNMA, 6.00%, 7/01/31                                                           499,439    505,994     499,439            505,994
   FNMA, 6.00%, 8/01/31                                                           998,903  1,012,014     998,903          1,012,014
   FNMA, 6.50%, 8/01/31                                                         1,488,402  1,533,241   1,488,402          1,533,241
   GNMA, 7.50%, 5/15/23                                                           758,389    803,595     758,389            803,595
   GNMA, 7.00%, 3/15/28                                                           376,149    393,448     376,149            393,448
   GNMA, 7.00%, 5/15/29                                                            20,395     21,327      20,395             21,327
   GNMA, 7.00%, 12/15/30                                                           35,947     37,564      35,947             37,564
   GNMA, 6.50%, 4/20/31                                                           414,378    426,763     414,378            426,763
   GNMA, SF, 7.00%, 10/15/27                                                      365,722    382,651     365,722            382,651
   GNMA, SF, 7.00%, 4/15/28                                                       389,825    407,753     389,825            407,753
   GNMA II, 6.00%, 3/20/28                                                        368,624    373,112     368,624            373,112
   GNMA II, 6.50%, 3/20/28                                                        284,123    292,622     284,123            292,622
   GNMA, SF, 7.00%, 12/01/29                         4,265,000       4,450,263                         4,265,000          4,450,263
                                                                    -----------           -----------                    ----------
                                                                    25,263,028            22,874,610                     48,137,638
                                                                    -----------           -----------                    ----------
   ADJUSTABLE RATES MORTGAGE SECURITIES  4.6%
   FHLM, ARM, 8.195%, 3/01/25                                                   1,314,298  1,369,565   1,314,298          1,369,565
   FHLM, ARM, 6.977%, 9/01/27                                                     956,060    982,446     956,060            982,446
   FNMA, ARM, 5.048%, 1/01/17                                                   1,358,186  1,387,189   1,358,186          1,387,189
   FNMA, ARM, 7.509%, 6/01/17                                                     577,731    607,426     577,731            607,426
   FNMA, ARM, 6.00%, 6/01/15                                                      261,343    267,526     261,343            267,526
   FNMA, ARM, 7.232%, 9/01/19                                                     164,631    171,648     164,631            171,648
   FNMA, ARM, 6.891%, 12/01/22                                                  1,067,621  1,098,200   1,067,621          1,098,200
   FNMA, ARM, 7.843%, 12/01/24                                                    278,429    288,834     278,429            288,834
   FNMA, ARM, 7.090%, 5/01/25                                                     730,647    756,912     730,647            756,912
   FNMA, ARM, 8.701%, 6/01/30                                                     627,441    672,146     627,441            672,146
   GNMA, ARM, 6.375%, 1/20/23                                                     442,087    451,877     442,087            451,877
   GNMA, ARM, 7.625%, 10/20/26                                                    982,313  1,022,659     982,313          1,022,659
   Prudential Home Mortgage                                                       861,176    858,181     861,176            858,181
   Securities, 7.445%, 7/25/18
   Structured Asset Securities                                                    456,440    466,685     456,440            466,685
   Corp., 7.662%, 11/15/26                                                                ----------                    -----------
                                                                                          10,401,294                     10,401,294
                                                                                          ----------                    -----------
   TOTAL MORTGAGE BACKED SECURITIES                                 -----------           41,834,489                     86,393,502
                                                                    44,559,013            ----------                    -----------
                                                                    ----------

   U.S. TREASURY 15.6%
   U.S. Treasury Bond, 7.25%, 8/15/22                4,100,000       5,238,394                         4,100,000          5,238,394
   U.S. Treasury Note, 6.75%, 5/15/05                6,000,000       6,708,516                         6,000,000          6,708,516
   U.S. Treasury Note, 4.625%, 5/15/06               1,385,000       1,449,490                         1,385,000          1,449,490
   U.S. Treasury Note, 7.00%, 7/15/06                8,575,000       9,831,778                         8,575,000          9,831,778
   U.S. Treasury Note, 6.50%, 2/15/10                9,870,000      11,457,678                         9,870,000         11,457,678
   U. S Treasury Note, 5.00%, 8/15/11                  475,000         502,740                           475,000            502,740
                                                                    -----------                                         -----------
   TOTAL U.S. TREASURY                                              35,188,596                                           35,188,596
                                                                    -----------                                         -----------

   OTHER GOVERNMENT AND U.S. AGENCIES  .2%
   FNMA, 6.50%, 4/29/09
                                                                                  500,000    510,738     500,000            510,738
                                                                                            ----------

   FOREIGN GOVERNMENT SECURITIES .5%
   Federation of Russia, Reg S,                                                    70,000     64,356      70,000             64,356
   10.00%, 6/26/07
   Republic of Brazil, 11.00%,  8/17/40                                           575,000    379,494     575,000            379,494
   Republic of Bulgaria, A, FRN,                                                   60,000     47,250      60,000             47,250
   4.563%, 7/28/24
   Republic of Turkey, 12.375%,                                                    50,000     47,063      50,000             47,063
   6/15/09
   United Mexican States,
   9.875%, 2/01/10                                                                450,000    498,375     450,000            498,375
                                                                                           -----------                  -----------
   TOTAL FOREIGN GOVERNMENT                                                                1,036,538                      1,036,538
   SECURITIES                                                                              -----------                  -----------


   ZERO COUPON BONDS  .1%
   Charter Communications                                                         200,000    141,500     200,000            141,500
   Holdings LLC, senior disc.
   note, zero cpn. to 4/01/04,
   9.92% thereafter, 4/01/11
   Huntsman ICI Chemicals,                                                        300,000     63,750     300,000             63,750
   senior disc. note, zero cpn.,
   12/31/09
   NTL Inc., senior note, zero                                                    250,000     95,000     250,000             95,000
   cpn. to 4/01/03, 9.75%                                                                    --------                     ---------
   thereafter, 4/01/08
   TOTAL ZERO COUPON BONDS                                                                   300,250                        300,250
                                                                                             --------                     ---------
   PREFERRED STOCKS  1.0%                              SHARES
                                                    ----------
   Centaur Funding Corp., 9.08%,                         1,989       2,258,138                             1,989          2,258,138
   pfd., 144A                                                        ---------                                            ---------

   TOTAL LONG TERM INVESTMENTS (COST                               -------------             ----------                 -----------
   $223,187,889)                                                   138,856,541                88,372,199                227,228,740
                                                                   -------------             ----------                 -----------

   SHORT TERM INVESTMENTS 16.8%
   INDUSTRIAL SERVICES
   Deere John Owner Trust,                                                         65,885     66,248       65,885            66,248
   5.94%, 10/15/02                                                                           ----------                 -----------

 a/MONEY FUND  5.0%                                                               SHARES                  SHARES
                                                                                 ---------                --------
   Franklin Institutional Fiduciary Trust Money                                11,142,372 11,142,372      11,142,372     11,142,272
   Market Portfolio                                                                       ------------                  -----------


   U.S. AND GOVERNMENT AGENCIES     PRINCIPAL                        PRINCIPAL                         PRINCIPAL
   11.8%                            AMOUNT                            AMOUNT                            AMOUNT
                                    ----------                       ----------                       ----------
                                                                     200,000         199,830           200,000           198,830
   U.S. Treasury Bill, 11/15/01
   FHLB, 11/02/01                 13,500,000        13,499,137                                      13,500,000        13,499,137
   FHLB, 11/02/01                  2,540,000         2,539,836                                       2,540,000         2,539,836
   FHLB, 11/06/01                 10,180,000        10,176,691                    -----------       10,180,000        10,176,691
                                                    ----------                                                        ----------
                                                    26,215,664                       199,830                          26,415,494
                                                    ----------                    -----------                         ----------
TOTAL SHORT TERM INVESTMENTS (COST                  26,215,664                    11,408,450                          37,624,114
$37,623,831)                                        ----------                    -----------                         -----------
   TOTAL INVESTMENTS (COST $260,811,720)
   117.8%                                          165,072,205                    99,780,649                         264,852,854
   OTHER ASSETS LESS LIABILITIES                   (31,769,872)                   (8,168,592)                       (39,956,866)
   (17.8)%                                         ------------                  ------------                       ------------
   TOTAL NET ASSETS 100.0%                        $133,302,333                  $ 91,612,057                     $ $224,895,988
                                                  --------------                 ------------                     --------------

 a/ The Franklin Institutional Fiduciary Trust Money Market Portfolio (the "Sweep Money Fund") is managed by Franklin Advisers Inc.



                                  See notes to financial
                                   statements










FRANKLIN TOTAL RETURN FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
(UNAUDITED)
OCTOBER 31, 2001                                                                                                  FRANKLIN
                                                                                                                TOTAL RETURN
                                                             FRANKLIN                                               FUND
                                        FTI                 TOTAL RETURN                PROFORMA                 PRO FORMA
                                      BOND FUND                FUND                   ADJUSTMENTS**               COMBINED
                                    --------------         -------------             ---------------            -------------
Assets:
 Investments in securities:
    Cost                             $162,808,564           $98,003,156                                          260,811,720
                                    --------------         -------------                                        -------------
    Value                             165,072,205            99,780,649                                          264,852,854
Cash                                      339,056                     -                                              339,056
 Receivables:
    Investment securities sold                  -               183,854                                              183,854
    Dividends and interest              1,643,705             1,026,312                                            2,670,017
Variation Margin                                -                67,812                                               67,812
 Other assets                                   -                     -                          -                         -
                                    -------------          -------------             ---------------            ------------
       Total assets                   167,054,966           101,058,627                          -               268,113,593
                                    -------------          -------------             ---------------            ------------

Liabilities:
 Payables:
    Capital shares redeemed                    -              1,667,349                                            1,667,349
    Affiliates                           108,192                 31,960                                              140,152
    Shareholders                         526,478                  1,885                                              528,363
Investment securities purchased
                                      33,043,784              7,744,315                                           40,788,099
Other liabilities                         74,179                  1,061                     18,402                    93,642
                                    -------------          -------------             --------------             ------------
    Total liabilities                 33,752,633              9,446,570                     18,402                43,217,605
                                    -------------          --------------            --------------             ------------
      Net assets, at value          $133,302,333            $91,612,057                   $(18,402)             $224,895,988

Net assets consist of:
  Undistributed net investment            $5,974               $(48,798)                  $(18,402)                $(61,226)
income (loss)
  Net unrealized appreciation          2,263,641              1,989,822                                            4,253,463
  Accumulated net realized gain
(loss)                                 1,090,021             (1,422,682)                                           (332,661)
  Capital shares
                                     129,942,696             91,093,715                                          221,036,411
                                    -------------          -------------             --------------             ------------
      Net assets, at value          $133,302,333            $91,612,057                   $(18,402)             $224,895,988
                                    -------------          -------------             --------------             ------------

Class A:
  Net assets, at value                                      $68,288,203                   $(6,861)                68,281,342
                                                           -------------              -------------             ------------
  Shares outstanding                                          6,869,109                                            6,869,109
                                                           -------------                                        ------------
   Net asset value per share                                      $9.94                                                $9.94
                                                           -------------                                        ------------
  Maximum offering price per share                               $10.38                                               $10.38
                                                           -------------                                        ------------
Advisor Class
  Net assets, at value               133,302,333             23,323,854                  $(11,541)              $156,614,646
                                    -------------          -------------             ------------               ------------
  Shares outstanding                  13,317,034              2,342,857                13,389,157                 15,732,014
                                    -------------          -------------             -------------              ------------
  Net asset value and maximum             $10.01                  $9.96                     $9.96                      $9.96
offering price per share            -------------          -------------             -------------              ------------


*Redemption price per share is equal to net asset value less any applicable sales charge. **Other Liabilities were adjusted to reflect $9,201 and $9,201 in merger related liabilities for the acquiring and target funds, respectively.



         See accompanying notes to pro forma combining financial statements.









FRANKLIN TOTAL RETURN FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF
OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED OCTOBER 31, 2001




                                                            FRANKLIN                                     FRANKLIN TOTAL
                                                          TOTAL RETURN               PROFORMA               RETURN FUND
                                       FTI BOND FUND         FUND                    ADJUSTMENTS         PROFORMA COMBINED
                                       -------------      -------------          ----------------        -----------------
Investment income:
   Dividends                              $161,518           $304,522                                       $466,040
   Interest                              8,010,623          4,007,839                                     12,018,462
                                       -------------      -------------                                   ----------------
    Total investment income              8,172,141          4,312,361                                     12,484,502
                                       -------------      -------------                                   ----------------

Expenses:
   Management fees                         634,711            245,376               (95,207)/a               784,880
   Administrative fees                     221,932            126,547                32,288/b                380,767
   Distribution Fees Class A
                                                -             114,583                                        114,583
   Transfer agent fees                      18,352             33,780               (17,922)/c                34,210
   Custodian fees                           30,943                642               (30,050)/d                 1,535
   Reports to shareholders                   9,411              5,789                                         15,200
   Registration and filing fees             20,127             29,918                                         50,045
   Professional fees                        57,096             10,940                                         68,036
   Trustees' fees and expenses              13,368              3,465                                         16,833
   Other                                     4,794             10,313                                         15,107
                                       -------------      -------------          ----------------        -----------------
    Total expenses                       1,010,734            581,353              (110,891)               1,481,197
                                       -------------      -------------          ----------------        -----------------
     Expenses waived/paid by affiliate     (64,497)          (308,098)             (542,309)/e              (914,904)
                                       -------------      -------------          ----------------        -----------------
       Net expenses                        946,237            273,255              (653,200)                 566,293
                                       -------------      -------------          ----------------        -----------------
           Net investment income         7,225,903          4,039,106               653,200               11,918,209
                                       -------------      -------------          ----------------        -----------------
Realized and unrealized gains:
   Net realized gain from:
      Investments                        4,761,422           582,382                                       5,343,804
      Foreign currency transactions              -           129,490                                         129,490
                                        -------------     -------------          ----------------
       Net realized gain                 4,761,422           711,872                                       5,473,294
   Net unrealized appreciation on:
      Investments                        3,341,959         2,221,107                                       5,563,066
      Translation of assets and
liabilities denominated in foreign               -                -                                                -
currencies
                                       --------------     -------------          ----------------         ----------------
   Net unrealized appreciation           3,341,959          2,221,107                                      5,563,066
                                       --------------     -------------                                   ----------------
Net realized and unrealized gain         8,103,382          2,932,979                                     11,036,361
                                       --------------     -------------          ----------------         ----------------
 Net increase in net assets resulting
from operations                        $15,329,285         $6,972,085               653,200              $22,954,570
                                       ==============     ==============        ================        =================

a - Pro Forma adjustment for difference in Management fee schedule.
b - Pro Forma adjustment for difference in Administrative fee schedule.
c - Pro Forma adjustment for difference in transfer agency fees d - Pro Forma adjustment for difference in custodian fees e- Pro Forma adjustment for difference in expense waiver for Franklin Total Return.

       See accompanying notes to pro forma combining financial statements.





NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.    BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the FTI Bond Fund, and the Franklin Total Return Fund, the Franklin Total Return Fund will acquire all the net assets of FTI Bond Fund in exchange for the Advisor Class shares of Franklin Total Return Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the FTI Bond Fund and the Franklin Total Return Fund at October 31, 2001 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the FTI Bond Fund and Franklin Total Return Fund for the period November 1, 2000 to October 31, 2001 as though the merger occurred on November 1, 2000. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The Franklin Total Return Fund does not intend to dispose of the securities of the FTI Bond Fund as a result of the merger. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.    CAPITAL SHARES:

The number of Advisor Class shares issued was calculated by dividing the net assets of the FTI Bond Fund at October 31, 2001 by the Advisor Class net asset value per share of the Franklin Total Return Fund at October 31, 2001.